Exhibit 10.34

Execution version

PREMIUM SINO FINANCE LIMITED

SINOTECH ENERGY LIMITED

SUPERPORT LIMITED

INTERNATIONAL PETROLEUM SERVICES CORPORATION LIMITED

MR. LIU QINGZENG

FIRST SUPPLEMENTAL INSTRUMENT TO INSTRUMENT CONSTITUTING TRANCHE B WARRANTS

THIS FIRST SUPPLEMENTAL INSTRUMENT is entered into by way of a deed poll on the 11 day of October 2010

BY:

(1)           PREMIUM SINO FINANCE LIMITED, a BVI Business Company incorporated and existing under the laws of the British Virgin Islands with registration number 607520 (the “Issuer”);

(2)           SINOTECH ENERGY LIMITED, a Cayman Islands exempted company incorporated and existing under the laws of the Cayman Islands with registration number 241866 (the “Listco”);

(3)           SUPERPORT LIMITED, a BVI Business Company incorporated and existing under the laws of the British Virgin Islands with registration number 1525496 (“Holdco”);

(4)           INTERNATIONAL PETROLEUM SERVICES CORPORATION LIMITED, a company incorporated and existing under the laws of Hong Kong with registration number 1165755 (“Parentco”); and

(5)           MR. LIU QINGZENG, (), with passport number G27332374 issued by the People’s Republic of China (the “Founder”).

IN FAVOUR OF

(6)           THE WARRANT HOLDERS (as defined below);

(7)           THE INITIAL BENEFICIAL HOLDERS (as defined below);

(8)           THE ADDITIONAL INITIAL BENEFICIAL HOLDERS (as defined below); and

(9)           THE BENEFICIAL HOLDERS (as defined below).

WHEREAS:

A.            The Issuer, Parentco, Holdco and the Founder executed an instrument by way of deed poll (the “Principal Instrument”) dated 8 January 2010 constituting the Warrants (defined below).

B.            The Issuer and the Deutsche Bank, AG executed a Warrant Agency Agreement dated 12 January 2010 (“Warrant Agency Agreement”) pursuant to the Principal Instrument appointing Deutsche Bank, AG as Administration Agent and Calculation Agent in respect of the Warrants.

C.            Under the Principal Instrument, the Issuer issued 538,462 Warrants representing a Total Entitlement of 5.38462%.

D.            The Issuer wishes to interpose a new company in the corporate structure of the Group (as it exists on the date of this First Supplemental Instrument) such that that new company (namely, Listco) will become the ultimate parent company of the Group (from

2

the Amendment Date) and the listing vehicle for the proposed QIPO of the Company on a Stock Exchange in the United States (but otherwise the ownership of the Group will remain the same).

E.             The Issuer wishes to amend and restate the Principal Instrument (subject to the requisite Warrant Holders’ consents) pursuant to this First Supplemental Instrument (the “First Supplemental Instrument”), in order to permit the proposed change in the structure of the Group (as it exists on the date of this First Supplemental Instrument) and facilitate the QIPO on a US Stock Exchange.

THIS INSTRUMENT WITNESSES as follows:

1.           INTERPRETATION

All words and expressions defined in the Principal Instrument shall where the context so requires and admits have the same meaning in this First Supplemental Instrument and the principles of interpretation specified in Clauses 1.2 to 1.8 of the Principal Instrument shall where the context so requires and admits also apply to this First Supplemental Instrument.  In addition, in this First Supplemental Instrument the following expressions have the following meanings:

“Amendment Date” means the date on which Completion occurs.

“Completion” means the completion of the Relevant Permitted Reogranisation in accordance with this First Supplemental Instrument and the Warrant Holders’ Consent and is deemed to occur upon due entry into the register of members of each of Listco and Holdco of the transfers of shares contemplated thereby.

“Existing Shareholders” means the Issuer, Wise Worldwide Limited, King Da Investment Fund Limited and Prosperia International Limited.

“Relevant Permitted Reorganisation” means the reorganisation of the Group by interposing Listco between Holdco and the Existing Shareholders, where each of the Existing Shareholders transfers all of the issued share capital in Holdco and all rights attaching and accruing thereto on or after the date of this Agreement to Listco in exchange for the issue by Listco of fully paid and non-redeemable ordinary shares to the Existing Shareholders such that immediately upon completion of such reorganisation:

(i)            Listco will legally and beneficially own the entire issued share capital of Holdco and all rights attaching and accruing thereto on or after the date of this First Supplemental Instrument; and

(ii)           the entire issued share capital of Listco will be legally and beneficially owned by the Issuer as to 90%, Wise Worldwide Limited as to 4.5%, King Da Investment Fund Limited as to 1.5% and Prosperia International Limited as to 4%.

“Warrant Documents” means Principal Instrument, the First Supplemental Instrument and the Warrant Agency Agreement.

3

“Warrant Holders’ Consent” means the terms of the Unanimous Written Consent given or to be given by the Warrant Holders under the Principal Instrument pursuant to which the Relevant Permitted Reogranisation is approved, including any conditions specified in such consent.

2.           WARRANTIES AND UNDERTAKINGS

2.1         Warranties in respect of the Issuer, the Warrant Guarantors and the Founder

Each of the Issuer, the Listco, the Warrant Guarantors and the Founder, in respect of itself, represents and warrants to the Warrant Holders and the Beneficial Holders on the date of this First Supplemental Instrument and on the Amendment Date that each of the statements listed in Part I of Schedule 2 is true, correct and not misleading.

2.2         Further warranties in respect of the Issuer

The Issuer further represents and warrants to the Warrant Holders and the Beneficial Holders on the date of this First Supplemental Instrument and on the Amendment Date that each of the statements listed in Part II of Schedule 2 is true, correct and not misleading.

2.3         Warranties in respect of the Group Restructure

Each of the Issuer, the Listco, the Warrant Guarantors and the Founder, represents and warrants to the Warrant Holders and the Beneficial Holders on the Amendment Date that each of the statements listed in Part III of Schedule 2 is true, correct and not misleading.

2.4         Undertakings

The Issuer, the Listco, the Warrant Guarantors and the Founder shall jointly and severally procure that:

2.4.1         the Relevant Permitted Reogranisation is only undertaken strictly in accordance with, and subject to, the Warrant Holders’ Consent; and

2.4.2         all stamp, issue, registration or other similar taxes and duties (if any) arising in connection with the Relevant Permitted Reogranisation are fully paid when due.

2.5         Confirmation of guarantee by Warrant Guarantors

Each Warrant Guarantor confirms for the benefit of the Warrant Holders and the Beneficial Holders that its guarantee and indemnity obligations under the Principal Instrument (as may be supplemented by this First Supplemental Instrument) shall remain in full force and effect notwithstanding any additions, amendments, substitution, or supplements of or to the Warrant Documents and the imposition of any amended, new or more onerous obligations under the Warrant Documents in relation to any of the Issuer, the Listco or the Warrant Guarantors and that such guarantee and indemnity obligations extend to any new obligations assumed by any of the Issuer, the Listco and the Warrant Guarantors under any amended, supplemented or new Warrant Documents.

4

2.6         Repetition of warranties

Each representation and warranty to be made after the date of this First Supplemental Instrument shall be deemed to be made by reference to the facts and circumstances existing at the date on which the representation or warranty is so made (and for the avoidance of doubt where a representation or warranty refers to a defined term or other provision of the Principal Instrument which is amended on or prior to the making of the representation and warranty such reference is a reference to the defined term or other provision of the Principal Instrument as amended).

2.7         Notice of Completion and provision of documents

The Issuer shall notify the Administration Agent in writing of the occurrence of Completion as soon as reasonably practicable thereafter and at the same time deliver to the Administration Agent the documents listed in Schedule 1 (Confirmation of Relevant Permitted Reogranisation).

3.           AMENDMENT AND RESTATEMENT

3.1         The Principal Instrument (including, for the avoidance of doubt, the Warrants constituted and issued under the Principal Instrument prior to the Amendment Date), with effect from the Amendment Date, shall stand amended and restated in the form set out in Schedule 3.

3.2         This First Supplemental Instrument is supplemental to the Principal Instrument.

3.3         Subject to the amendments to be effected to the Principal Instrument and the Warrants hereunder, the Principal Instrument and the Warrants shall remain in full force and effect and the Principal Instrument and this First Supplemental Instrument shall be read and construed together as one instrument.

3.4         The Principal Instrument (as amended hereunder) shall bind the Listco as if the Listco was stated as an original party thereto and the Listco agrees to be a party to, and to be bound by, the Principal Instrument (as amended hereunder).

3.5         For the avoidance of doubt, the Relevant Permitted Reorganisation shall not constitute an Exit Event under the Principal Instrument.

4.           NOTICES

4.1         A memorandum of this First Supplemental Instrument shall be endorsed on the original of the Principal Instrument by the Administration Agent and on the Warrant Certificates.

4.2         Any notice to be given for the purposes of this First Supplemental Instrument shall be given in accordance with the provisions of paragraph 3 of Schedule 5 (Register, Transfers and Notices) of the Principal Instrument.

5

5.           FURTHER ASSURANCE

The Issuer, the Listco and the Warrant Guarantors jointly and severally undertake to execute all such other documents and comply with all such other requirements necessary to effect the amendments contemplated hereby and any other matter incidental thereto.

6.           GOVERNING LAW AND JURISDICTION

6.1         Governing law

This First Supplemental Instrument is governed by and shall be construed in accordance with Hong Kong law.

6.2         Jurisdiction

6.2.1         The courts of Hong Kong shall have non-exclusive jurisdiction to settle any dispute arising from or connected with this First Supplemental Instrument including, without limitation, a dispute regarding the existence, validity or termination of this Instrument or the consequences of its nullity (a “Dispute”).

6.2.2         The parties agree that the courts of Hong Kong are the most appropriate and convenient forum to settle any Dispute and, accordingly, they will not argue to the contrary.

6.2.3         No Warrant Holder shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction.  To the extent allowed by law, the Warrant Holders may take concurrent proceedings in any number of jurisdictions.

6.3         Service of proceedings

Each of the Issuer, the Listco, each Warrant Guarantor and the Founder agrees that the documents which start any proceedings relating to a Dispute (“Proceedings”) and any other documents required to be served in relation to those Proceedings on the Issuer, the Listco, each Warrant Guarantor and the Founder (as the case may be) may be served on International Petroleum Services Corporation Limited of 1/F., Sunning Plaza, 10 Hysan Avenue, Causeway Bay, Hong Kong, on behalf of the Issuer, the Listco, each Warrant Guarantor (that is not incorporated in Hong Kong) and the Founder in accordance with Clause 3.4 (Notices), and each of the Issuer, the Listco, each Warrant Guarantor (that is not incorporated in Hong Kong) and the Founder irrevocably appoints such Person as its agent to accept service of Proceedings.  These documents may, however, be served in any other manner allowed by law.  This Clause applies to all Proceedings wherever started.

7.           EFFECT

This First Supplemental Instrument shall take effect as a deed poll, and shall take effect for the benefit of the Warrant Holders and the Beneficial Holders from time to time, and (in relation to any provision that is expressed for the benefit of or purports to grant any right to the Arranger) the Arranger.

6

IN WITNESS WHEREOF this First Supplemental Instrument has been executed by the Issuer, the Listco, Parentco, Holdco and the Founder as a deed poll and is intended to be and is hereby delivered on the date first above written.

7

THE ISSUER

EXECUTED AS A DEED by

PREMIUM SINO FINANCE LIMITED

/s/ Liu Qingzeng

(Name of Authorized Signatory)

Name:	Liu Qingzeng

Title:	Director

in the presence of:

/s/ Zheng Yao

(Name of witness)

Name: Zheng Yao

Address: No. 19 Ronghua South Road, Beijing Eco-Tech Development Area, Beijing 100176, P.R.C.

8

EXECUTION

LISTCO

EXECUTED AS A DEED by

SINOTECH ENERGY LIMITED

/s/ Liu Qingzeng

(Name of Authorized Signatory)

Name:	Liu Qingzeng

Title:	Director

in the presence of:

/s/ Zheng Yao

(Name of witness)

Name: Zheng Yao

Address: No. 19 Ronghua South Road, Beijing Eco-Tech Development Area, Beijing 100176, P.R.C.

9

EXECUTION

HOLDCO

EXECUTED AS A DEED by

SUPERPORT LIMITED

/s/ Liu Qingzeng

(Name of Authorized Signatory)

Name:	Liu Qingzeng

Title:	Director

in the presence of:

/s/ Zheng Yao

(Name of witness)

Name: Zheng Yao

Address: No. 19 Ronghua South Road, Beijing Eco-Tech Development Area, Beijing 100176, P.R.C.

10

EXECUTION

PARENTCO

THE COMMON SEAL OF

INTERNATIONAL PETROLEUM

SERVICES CORPORATION LIMITED

was hereto affixed

in the presence of:

/s/ Nicolas Tang

(Name of witness)

Name: Tang Nicolas Tze Hao

Address: Sidley Austin Hong Kong SAR

11

EXECUTION

THE FOUNDER

SIGNED, SEALED AND DELIVERED AS

A DEED by

/s/ Liu Qingzeng

(Name of Authorized Signatory)

Name: Liu Qingzeng

in the presence of:

/s/ Zheng Yao

(Name of witness)

Name: Zheng Yao

Address: No. 19 Ronghua South Road, Beijing Eco-Tech Development Area, Beijing 100176, P.R.C.

12

SCHEDULE 1
CONFIRMATION OF RELEVANT PERMITTED REORGANISATION

1.             a. A certified copy of the register of members of the Listco; and

b.   copy of the register of members of Holdco immediately prior to Completion, certified by the registered agent,

which together show that the former shareholders of Holdco (as determined immediately prior to Completion) hold the entire issued share capital of Listco in the same proportions as they respectively held their shares in Holdco immediately prior to Completion.

2.             Copy of the register of members of Holdco immediately after Completion, certified by the registered agent which shows the Listco holds the entire issued share capital of Holdco.

3.             A certified copy of a certificate of good standing of the Listco.

13

SCHEDULE 2
REPRESENTATIONS AND WARRANTIES

Part I

1.              In the case of the Issuer, the Listco and each Warrant Guarantor, it is a company duly organised, validly existing and in good standing under the laws of its jurisdiction of incorporation.

2.              In the case of the Issuer, the Listco and each Warrant Guarantor, it has all requisite power, right and authority and has taken all necessary action to authorise its entry into, and has obtained all necessary consents and waivers, to execute, deliver, exercise its rights and perform its obligations under, this First Supplemental Instrument, the Principal Instrument, the Warrant Agency Agreement, each Warrant Certificate and any Accession Undertaking to which it is a party and to consummate the transactions contemplated hereby and thereby.

3.              No approvals are required under any Applicable Laws in relation to the transactions contemplated by this First Supplemental Instrument, the Principal Instrument, the Warrant Agency Agreement, any Warrant Certificate and/or any Accession Undertaking to which it is a party.

4.              His or its obligations under this First Supplemental Instrument, the Principal Instrument, the Warrant Agency Agreement, any Warrant Certificate and any Accession Undertaking to which he or it is a party constitute valid, legal and binding obligations and are enforceable in accordance with its terms.

5.              The execution and delivery of, and the performance by him or it of his or its obligations under this First Supplemental Instrument, the Principal Instrument, the Warrant Agency Agreement, any Warrant Certificate and/or any Accession Undertaking to which he or it is a party will not result in:

(a)       in the case of the Issuer, the Listco or any Warrant Guarantor, a breach of any provision of its memorandum or articles of association or by-laws or equivalent constitutional documents;

(b)       a breach of, or constitute a default under, or conflict with any agreement or any instrument to which he or it is a party or by which he or it is bound;

(c)       a breach of any order, judgment or decree of any court or governmental agency to which he or it is subject or by which he or it is bound or submits;

(d)       a breach of any Applicable Laws; or

(e)       his or its losing the benefit of any material permit, asset, license, grant, subsidy, right or privilege which he or it enjoys in any jurisdiction.

6.              In the case of the Issuer, the Listco and each Warrant Guarantor, its board of directors has authorised the execution of this First Supplemental Instrument, the

14

Principal Instrument, the Warrant Agency Agreement, any Warrant Certificate and any Accession Undertaking to which it is a party.

7.              The Ordinary Shares comprise the entire voting share capital of the Company.

8.              On the date of this First Supplemental Instrument and up to Completion, the Existing Shareholders legally and beneficially own the entire issued share capital of Holdco in the following proportions: the Issuer as to 90%, Wise Worldwide Limited as to 4.5%, King Da Investment Fund Limited as to 1.5% and Prosperia International Limited as to 4%, and in the case of the Issuer only, free from any Encumbrance (other than any Encumbrance granted pursuant to the Finance Documents).

9.              The entire issued share capital of the Issuer is legally and beneficially owned by the Founder.

10.            There has not occurred any Event of Default and no Event of Default is outstanding or continuing.

Part II

1.              It has obtained the requisite authority, pursuant to the laws of its jurisdiction of incorporation, to issue the Warrants and transfer the Warrant Shares upon the exercise of the Purchase Rights.

2.              It legally and beneficially owns the Warrant Shares free from any Encumbrances (other than the Share Pledge) and the Warrant Shares are credited as fully paid, and rank pari passu in all respects with the existing Ordinary Shares.

3.              Neither it nor any of its affiliates (as defined in Rule 405 under the Securities Act), nor any person acting on its or their behalf has engaged in any “directed selling efforts” (as defined in Regulation S under the Securities Act) with respect to the Warrants.

4.              It is a “foreign issuer” (as such term is defined in Regulation S under the Securities Act) that reasonably believes that there is no substantial U.S. market interest (as defined in Regulation S under the Securities Act) in the Warrants to be offered or sold and the securities of the Company to be purchased upon exercise of the Warrants.

5.              The sale and delivery of the Warrant Shares to the Warrant Holders pursuant to the terms of the Principal Instrument will vest in the Warrant Holders valid legal and beneficial title to the Warrant Shares free and clear of all Encumbrances.

15

Part III

1.              The Listco legally and beneficially owns, free from Encumbrance (other than Encumbrances pursuant to this First Supplemental Instrument, the Principal Instrument and/or other Transaction Warrant Instruments and the Share Pledge), the entire issued share capital of Holdco and all rights attaching or accruing thereto on or after the date of this First Supplemental Instrument.

2.              The Existing Shareholders legally and beneficially own the entire issued share capital of the Listco in the following proportions: the Issuer as to 90%, Wise Worldwide Limited as to 4.5%, King Da Investment Fund Limited as to 1.5% and Prosperia International Limited as to 4%, and in the case of the Issuer only, free from any Encumbrance (other than any Encumbrance granted pursuant to the Finance Documents).

3.              Other than pursuant to this First Supplemental Instrument, the Principal Instrument, and/or other Transaction Warrant Instruments and the Relevant Permitted Reogranisation in accordance with this First Supplemental Instrument, there is no agreement, arrangement or obligation requiring the creation, allotment, issue or grant to a Person of the right (conditional or not) to require the allotment, issue or transfer of any shares in the Listco (including without limitation any option or right of conversion).

4.              Other than pursuant to this First Supplemental Instrument, the Principal Instrument and/or other Transaction Warrant Instruments and the Share Pledge, there is no Encumbrance, and there is no agreement, arrangement or obligation to create or give an Encumbrance, over any unissued share capital of the Listco or any of the Required Shares.  No Person has claimed to be entitled to an Encumbrance in relation to any unissued share capital of the Listco or any of the Required Shares.  Other than pursuant to this First
Supplemental Instrument, the Principal Instrument and/or other Transaction Warrant Instruments, there are no securities convertible into or ultimately exchangeable or exercisable for any share in the Listco.

5.              The Listco has not at any time since its incorporation conducted any business or incurred any obligation except pursuant to this First Supplemental Instrument and in accordance with the Relevant Permitted Reogranisation.

6.              The Entitlement immediately prior to Completion of any Warrant Holder with respect to shares in Holdco will be identical to its Entitlement upon Completion with respect to shares in Listco.

16

SCHEDULE 3
AMENDED AND RESTATED INSTRUMENT

17

Execution version

PREMIUM SINO FINANCE LIMITED

SINOTECH ENERGY LIMITED

SUPERPORT LIMITED

INTERNATIONAL PETROLEUM SERVICES CORPORATION LIMITED

MR. LIU QINGZENG

AMENDED AND RESTATED INSTRUMENT
RELATING TO AN INSTRUMENT DATED
8 JANUARY 2010
CONSTITUTING TRANCHE B WARRANTS

THIS AMENDED AND RESTATED INSTRUMENT is entered into by way of a deed poll on

BY:

(1)                                 PREMIUM SINO FINANCE LIMITED, a BVI Business Company incorporated and existing under the laws of the British Virgin Islands with registration number 607520 (the “Issuer”);

(2)                                 SINOTECH ENERGY LIMITED, a Cayman Islands exempted company incorporated and existing under the laws of the Cayman Islands with registration number 241866 (the “Company”);

(3)                                 SUPERPORT LIMITED, a BVI Business Company incorporated and existing under the laws of the British Virgin Islands with registration number 1525496 (“Holdco”);

(4)                                 INTERNATIONAL PETROLEUM SERVICES CORPORATION LIMITED, a company incorporated and existing under the laws of Hong Kong with registration number 1165755 (“Parentco”); and

(5)                                 MR. LIU QINGZENG, (), with passport number G27332374 issued by the People’s Republic of China (the “Founder”).

IN FAVOUR OF

(6)                                THE WARRANT HOLDERS (as defined below);

(7)                                THE INITIAL BENEFICIAL HOLDERS (as defined below);

(8)                                THE ADDITIONAL INITIAL BENEFICIAL HOLDERS (as defined below); and

(9)                                THE BENEFICIAL HOLDERS (as defined below).

WHEREAS:

A.                                  The Issuer is the owner of a number of Ordinary Shares in the Company, and has agreed to issue warrants to acquire Ordinary Shares in the Company on the terms set out in this Instrument.

B.                                    The Warrants will be in registered form.  Subject to the provisions of this Instrument, the Warrants will be represented by a global warrant certificate in substantially the form set out in Schedule 2 (Form of Global Warrant Certificate) (or with such amendments thereto as the Administration Agent may reasonably specify to comply with any requirements of any applicable Clearing System) (the “Global Warrant Certificate”), which will be exchangeable, in whole or in part, for Warrants in individual warrant certificates in substantially the form set out in Schedule 3 (Form of Individual Warrant Certificate) (the “Individual Warrant Certificates”) (together with the Global Warrant Certificate, the “Warrant Certificates” and each a “Warrant Certificate”) in the circumstances specified herein and therein.

C.                                    The Issuer will, in relation to the Warrants, enter into an agency agreement (as amended or supplemented from time to time, the “Warrant Agency Agreement”) with Deutsche Bank AG, Hong Kong Branch as administration agent (the “Administration Agent”, which expression includes any successor administration agent appointed from time to time in connection with the Warrants) and Deutsche Bank AG, Hong Kong Branch as calculation agent (the “Calculation Agent”, which expression includes any successor calculation agent appointed from time to time in connection with the Warrants).

D.                                   The Issuer wishes to constitute the Warrants by deed poll.

THIS INSTRUMENT WITNESSES as follows:

1.                                 INTERPRETATION

1.1                           In this Instrument:

“Acceleration Notice” has the meaning given to it in Clause 6.2.2.

“Acceleration Put Event” has the meaning given to it in Clause 6.1.2.

“Accession Undertaking” means an accession undertaking in substantially the form set out in Schedule 9 (Form of Accession Undertaking).

“Accounting Principles” means US GAAP.

“Additional Initial Beneficial Holders” means each Person specified by the Arranger in a Designation Notice (given by the Arranger to the Administration Agent and Issuer and stated as relating to any Tranche (other than Tranche One)) as a Person for whose benefit any Warrants are to be issued by the Issuer pursuant to Clause 2.1.1(c).

“Additional Warrant Guarantor” means any person that becomes a party to this Instrument pursuant to Clause 14.9.3.

“Affiliate” means, in relation to any Person, a Subsidiary of that Person or a Holding Company of that Person or any other Subsidiary of any Holding Company of that Person.

“Agents” means the Administration Agent and the Calculation Agent.

“Aggregate Utilisation” means the aggregate of each Loan (taking, in respect of each Loan, the amount of such Loan when it was made and ignoring any subsequent reduction in the amount thereof).

“Applicable Laws” means, as to any Person, any law, statute, rule, regulation, notice, order, policy, or determination of an arbitrator or a court or other Government Authority or stock exchange, in each case applicable or binding upon such Person or any of its properties or to which such Person or any of its properties is subject or pertaining to any or all of the transactions contemplated or referred to herein.

“Approved Audit Firm” means any one of Deloitte, Ernst & Young, KPMG, PricewaterhouseCoopers and Grant Thornton as may be nominated by the Warrant Holders by Written Consent and agreed to by the Issuer (such consent not to be unreasonably withheld or delayed).

“Arranger” means Deutsche Bank AG, Hong Kong Branch.

“Beneficial Holder” means any accountholder or participant with a Clearing System which has, at any time, credited to its securities account with such Clearing System one or more Entries in respect of the Global Warrant Certificate or any of the Warrants represented thereby, except for any Clearing System in its capacity as an accountholder of the other Clearing System.

“Borrower” means Tianjin New Highland Science and Technology Development Co., Ltd., a wholly foreign-owned enterprise established under the laws of the PRC.

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in London, the PRC, Hong Kong and Singapore and (in relation to any payment in US$) New York City.

“Cash Settlement” has the meaning given to it in Clause 4.5.1.

“Cash Settlement Account” has the meaning given to it in Clause 4.5.2.

“Cash Settlement Amount” has the meaning given to it in Clause 4.5.3.

“Clearing Systems” means Euroclear and Clearstream, Luxembourg.

“Clearstream, Luxembourg” means Clearstream Banking, société anonyme, Luxembourg.

“Common Depositary” means, in relation to a Clearing System, a common depositary in respect of such Clearing System.

“Company Entity” means the Company or any wholly-owned Subsidiary (direct or indirect) of the Company.

“Confidential Information” has the meaning given to it in Clause 16.1 (Confidentiality undertaking).

“Covered Entity” means the Borrower, Parentco, Holdco, the Company, any other member of the Group, the Issuer or the Founder.

“Co-Sale Notice” has the meaning given to it in Clause 6.6.1.

“Co-Sale Securities” have the meaning given to it in Clause 6.6.1.

“Current Market Price” means in respect of any exercise of any of the Warrants (in whole or in part), (i) the offer price of Shares on a per Share basis offered to the public in (if such exercise is made in connection with a Qualifying IPO or after a Qualifying IPO) such Qualifying IPO as finally determined by the underwriters in respect of such Qualifying IPO; or (ii) (if such exercise is made in connection with an Exit Event), the Exit Price in respect of such exercise.

“Cut-off Date” means 5:00 p.m. on the Maturity Date.

“Default” has the meaning given to it in the Facility Agreement (in the form subsisting as at the date of this Instrument).

“Designation Notice” means a notice in the form, or substantially in the form, set out in Schedule 10 (Form of Designation Notice).

“Determination Date” means, in relation to a Beneficial Holder:

(a)                          (in the case where such Beneficial Holder gives a Direct Rights Notice in accordance with Clause 2.4.1) the date of such Direct Rights Notice; or

(b)                         (in the case where such Beneficial Holder has not given a Direct Rights Notice in accordance with Clause 2.4.1 but any of the events or circumstances set out in Clause 2.4.2(a) or (b) occurs) the date of occurrence of such event or circumstance set out in Clause 2.4.2(a) or (b).

“Direct Rights” means the rights referred to in Clause 2.4 (Direct rights).

“Direct Rights Event” means, in relation to a Beneficial Holder at any time while the Global Warrant Certificate is outstanding, any of the following events:

(a)                          any of the Issuer, the Company, Parentco, Holdco, the Founder or any Additional Warrant Guarantor being in default of any of its obligations under this Instrument;

(b)                         the Warrant Holder failing (for any reason) to act (or refrain from acting) in accordance with the instructions of such Beneficial Holder with respect to its Entry (or any of the Warrants to which such Entry relate), duly transmitted via the applicable Clearing System, provided that such Beneficial Holder would have been entitled to so act (or so refrain from acting) if it were the Warrant Holder in respect of such Warrants; and/or

(c)                          such Beneficial Holder wishes to exercise or enforce any right or remedy in respect of any of the Warrants (to which any Entry of such Beneficial Holder relates) that is not capable of being exercised or enforced through the applicable Clearing System.

“Direct Rights Notice” has the meaning given to it in Clause 2.4 (Direct rights).

“Dispute” has the meaning given to it in Clause 22.2 (Jurisdiction).

“Distribution” means any dividend, distribution (whether of assets, capital, profits or reserves, including without limitation the issue of Shares credited as fully paid or partly paid out of profits or reserves and issued in lieu of a cash dividend), payment or return of an income or capital nature.

“Encumbrance” means any mortgage, assignment of receivables, debenture, lien, charge, pledge, title retention, right to acquire, security interest, options, rights of first refusal and any other encumbrance or condition whatsoever.

“Entitlement” means, in relation to a Warrant Holder or Warrants held by a Warrant Holder, the total number of Warrant Shares which such Warrant Holder is entitled to purchase pursuant to the outstanding Warrants held by such Warrant Holder, expressed as a percentage of the Fully Diluted Share Capital, and as the same may be adjusted in accordance with the provisions of this Instrument, including Clause 4.2 (Adjustment to Entitlements), 4.8 (Distributions) and Clause 7 (Adjustments).

“Entry” means, in relation to the Global Warrant Certificate, any entry which is made in the securities account of any Person with a Clearing System in respect of any of the Warrants represented by the Global Warrant Certificate.

“Equity Interest” means, in relation to any Person:

(a)                          any shares of any class or capital stock of or equity interest in such Person or any depositary receipt in respect of any such shares, capital stock or equity interest;

(b)                         any securities convertible or exchangeable (whether at the option of the holder thereof or otherwise and whether such conversion is conditional or otherwise) into any such shares, capital stock, equity interest or depositary receipt, or any depositary receipt in respect of any such securities; or

(c)                          any option, warrant or other right to acquire any such shares, capital stock, capital interest, securities or depositary receipts referred to in paragraphs (a) and/or (b).

“Equity Shares” means shares comprising the share capital of the Company.

“Euroclear” means Euroclear Bank S.A./N.V..

“Event Adjustment Notice” has the meaning given to it in Clause 4.2.4(a).

“Event Determination Date” has the meaning given to it in Clause 4.2.4(a).

“Event of Default” has the meaning given to it in the Facility Agreement (in the form subsisting as at the date of this Instrument).

“Exercise Date” has the meaning given to it in Clause 4.4.1.

“Exercise Notice” means a notice in the form, or substantially in the form, set out in Schedule 4 (Form of Exercise Notice).

“Exercised Entitlement” has the meaning given to it in Clause 4.1.2.

“Exercising Warrant Holder” means a Warrant Holder who exercises its Purchase Rights (in whole or in part) in accordance with Clause 4 (Purchase Rights and Mechanics of Exercise).

“Exit Date” means the date on which an Exit Event occurs.

“Exit Event” means, prior to the occurrence of a Qualifying IPO:

(a)                          any Covered Entity shall, in any transaction or series of related transactions, sell, convey, or otherwise dispose (by lease, licence or otherwise) of all or a material part of its assets, property or business or merge or amalgamate with or into or consolidate with any other corporation, limited liability company or other entity other than:

(i)                              a disposal of assets by a Company Entity to another Company Entity; or

(ii)                           a solvent merger or amalgamation between a Company Entity with another Company Entity (and not involving any person that is not a Company Entity), where (if the Company is involved in such merger or amalgamation) the Company is the surviving entity and there are no Equity Interests in the Company (following such merger or amalgamation) other than Ordinary Shares); or

(b)                         any transaction or series of related transactions shall occur pursuant to which more than 40% of the shares or Equity Interests in a Covered Entity (other than the Founder) are issued, sold, transferred or conveyed to, or otherwise disposed of by, any person or person(s), other than:

(iii)                        any issuance, sale, transfer, conveyance or disposal of shares or Equity Interests in the Company in favour of the Issuer; or

(iv)                       any issuance, sale, transfer, conveyance or disposal of shares or Equity Interests in any Company Entity (other than the Company) in favour of another Company Entity.

“Exit Notice” has the meaning given to it in Clause 5.1.2.

“Exit Price” means the price for a Share to be determined in accordance with Clause 4.6 (Exit Price).

“Facility Agent” has the meaning given to it in the Facility Agreement.

“Facility Agreement” means the facility agreement dated on or about the date of this Instrument entered into by, among others, the Borrower and Deutsche Bank AG, Hong Kong Branch as co-ordinating arranger, Deutsche Bank AG, Hong Kong Branch as facility agent and DB Trustees (Hong Kong) Limited as security agent as supplemented, varied and/or amended from time to time.

“Finance Documents” has the meaning given to it in the Facility Agreement.

“First Calculation Date” means 31 December 2010.

“First Period” means the period of 12 full calendar months ending on the First Calculation Date.

“Fully Diluted Share Capital” means:

(a)                          as at the relevant time up to and including the occurrence of a Qualifying IPO, the aggregate of:

(1)                                      all Equity Shares in issue; and

(2)                                      all Equity Shares which would be issued if all the Outstanding Options for the time being had been exercised in full,

but excluding any Shares which would be issued in any share offering as part of any Qualifying IPO; and

(b)                         at any time after the occurrence of a Qualifying IPO, the Fully Diluted Share Capital (as at the occurrence of such Qualifying IPO) as determined in accordance with paragraph (a), provided that, if at any time or from time to time after the QIPO Date, the Shares are changed into the same or a different number of Shares or any class or classes of Equity Shares of the Company, whether by subdivision, consolidation, reclassification or otherwise, in any such event, the Fully Diluted Share Capital as determined in accordance with paragraph (a) shall include or be replaced by (as the case requires) the kind and amount of Equity Shares and/or other securities and property receivable upon such subdivision, consolidation, reclassification or other change as if such subdivision, consolidation, reclassification or change had occurred immediately prior to the occurrence of the Qualifying IPO.

“Global Warrant Certificate” has the meaning given in the Recitals.

“Government Authority” means any national, provincial, municipal, city or local government or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through share or capital ownership or otherwise, by any of the foregoing.

“Group” means the Company and its Subsidiaries from time to time and a “member of the Group” is to be construed accordingly.

“Holding Company” means, in relation to a company, corporation or entity, any other company, corporation or entity in respect of which it is a Subsidiary.

“Hong Kong Stock Exchange” means The Stock Exchange of Hong Kong Limited.

“IFRS” means International Financial Reporting Standards issued and/or adopted by the International Accounting Standards Board from time to time.

“Initial Beneficial Holders” means the Persons whose names are set out in Schedule 1 (Initial Beneficial Holders and Initial Warrants Held) (each an “Initial Beneficial Holder”).

“Initial Utilisation Date” has the meaning given to it in the Facility Agreement (in the form subsisting as at the date of this Instrument).

“Intercompany Loan Agreement” means the loan agreement dated 6 May 2009 entered into between Premium Sino as borrower and Wise Worldwide as lender pursuant to which Premium Sino borrowed HK$45,000,000 from Wise Worldwide.

“Lender” has the meaning given to it in the Facility Agreement (in the form subsisting as at the date of this Instrument) and “Lenders” shall be construed accordingly.

“Loan” has the meaning given to it in the Facility Agreement (in the form subsisting as at the date of this Instrument).

“Majority Lenders” has the meaning given to it in the Facility Agreement (in the form subsisting as at the date of this Instrument).

“Market Value” means, in relation to any shares in the capital of the Company or rights to purchase, subscribe for, or to convert securities into, shares in the capital of the Company, Warrants or any Warrant Shares (collectively “Relevant Securities”):

(a)                          the amount which the Warrant Holders (acting by Written Consent) and the Issuer (each acting reasonably) shall agree as being their market value; or

(b)                         in the absence of such agreement, the amount which the applicable Approved Audit Firm (appointed in accordance with Clause 6.4.2) states in writing to be in its opinion their market value, on the basis of a sale as between a willing seller and a willing buyer at arms’ length (as relevant) and, in determining such market value, the Approved Audit Firm shall be instructed in particular (where relevant):

(i)                              to have regard to the rights attached (or which would attach) to such Relevant Securities (and/or shares in the Company to which such Relevant Securities relate) in respect of income and capital but disregard any restrictions as to transfer;

(ii)                           to disregard whether such Relevant Securities (and/or shares in the Company to which such Relevant Securities relate) represent (or would represent) a minority interest; and

(iii)                        if the Company (or any other Covered Entity) is then carrying on business as a going concern, to assume it will continue to do so.

“Maturity Date” means the date that is 60 Months after the Initial Utilisation Date.

“Month” means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a)                          (subject to paragraph (c) below) if the numerically corresponding day in that next calendar month (in which that period is to end) is not a Business Day, that period shall end on the next Business Day in that next calendar month if there is one, or if there is not, on the immediately preceding Business Day in that next calendar month;

(b)                         if there is no numerically corresponding day in that next calendar month (in which that period is to end), that period shall end on the last Business Day in that next calendar month; and

(c)                          if any period begins on the last Business Day of a calendar month, that period shall end on the last Business Day in the calendar month in which that period is to end.

The above rules will only apply to the last Month of any period.

“Net Income” means, in respect of any period, the consolidated after-Tax net income of the Borrower for such period, as determined in accordance with Clause 4.3 (Determination of Net Income).

“Net Income Guarantee I” means US$30,000,000, provided that if, as at the First Calculation Date, the Aggregate Utilisation is less than US$65,000,000, the “Net Income Guarantee I” shall be equal to US$30,000,000 multiplied by the fraction borne by the Aggregate Utilisation to US$65,000,000.

“Net Income Guarantee II” means US$45,000,000, provided that if, as at the Second Calculation Date, the Aggregate Utilisation is less than US$65,000,000, the “Net Income Guarantee II” shall be equal to US$45,000,000 multiplied by the fraction borne by the Aggregate Utilisation to US$65,000,000.

“No IPO Notice” has the meaning given to it in Clause 6.2.1.

“No IPO Put Event” has the meaning given to it in Clause 6.1.1.

“Obligors” has the meaning given to it in the Facility Agreement (in the form subsisting as at the date of this Instrument).

“Offered Price” has the meaning given to it in Clause 6.5.1.

“Offered Shares” has the meaning given to it in Clause 6.5.1.

“Offeree” has the meaning given to it in Clause 6.5.5.

“Ordinary Shares” means ordinary shares in the share capital of the Company.

“Other Warrants” means any warrants (other than Transaction Warrants) relating to the purchase of shares in the Company, issued and/or to be issued by the Issuer pursuant to an Other Warrant Instrument.

“Other Warrant Holders” means the holders of Other Warrants as determined in accordance with the provisions of the Other Warrant Instruments applicable to such Other Warrants.

“Other Warrant Instruments” means the warrant instrument(s) entered into or to be entered into by (among others) the Issuer as issuer, with prior written consent of the Arranger, pursuant to which the Issuer grants warrants entitling the holders thereof to purchase shares in the Company.

“Outstanding Options” means, at any relevant time, all outstanding options or outstanding rights (whether or not conditional or contingent and assuming full performance of any performance-linked rights), to subscribe for Equity Shares or securities which are convertible into Equity Shares.

“Period” means the First Period or the Second Period.

“Person” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Government Authority or other entity of any kind, and shall include any legal personal representatives, successor (by merger or otherwise) and permitted assigns of such entity.

“PRC” means the People’s Republic of China (excluding for such purposes Hong Kong, Macau and Taiwan).

“Proceedings” has the meaning given to it in Clause 22.3 (Service of proceedings).

“Purchase Price” means for each Warrant Share, the amount equivalent to the lower of the following:

(a)                          50% of the Current Market Price; and

(b)                         (subject to Clauses 4.3.4 to 4.3.6) eight (8) times the amount equal to the Net Income in respect of the First Period divided by the Fully Diluted Share Capital.

“Purchase Rights” means the rights of the Warrant Holders to purchase Warrant Shares from the Issuer pursuant to the Warrants, on the terms and subject to the conditions of this Instrument.

“Put Event” has the meaning given to it in Clause 6.1 (Put Events).

“Put Exercise Notice” means a notice in the form, or substantially in the form, set out in Schedule 6 (Put Exercise).

“Put Option Date” means the date falling 30 Months after the Initial Utilisation Date.

“Put Payment” means the amount payable to a Warrant Holder upon exercise of its Put Rights under Clause 6.3 (Purchase of Warrants) and to be determined in accordance with the provisions in Schedule 7 (Put Payment).

“Put Payment Account” means, in relation to a Warrant Holder, the bank account stated in the relevant Put Exercise Notice given by such Warrant Holder or such other account as such Warrant Holder may designate by written notice to the Administration Agent, and into which the Put Payment relating to such Warrant Holder is to be paid.

“Put Rights” means the rights of the Warrant Holders to require the Issuer to purchase the Warrants pursuant to the provisions of Clause 6.3 (Purchase of Warrants).

“QIPO Date” means the date on which shares of the Company commence trading on the relevant stock exchange pursuant to a Qualifying IPO.

“QIPO Notice” has the meaning given to it in Clause 5.1.1.

“Qualifying IPO” means any initial public offering of shares of the Company on any Stock Exchange (and any reference in this Instrument to the “occurrence of a Qualifying IPO” or other terms having a similar effect shall mean the commencement of trading of the shares of the Company on the relevant Stock Exchange pursuant to a Qualifying IPO).

“Register” means the register of Warrant Holders required to be maintained pursuant to Schedule 5 (Register, Transfers and Notices).

“Relevant Party” means the Issuer, the Company, any other Warrant Guarantor the Calculation Agent or any Warrant Holder.

“Required Shares” has the meaning given to it in Clause 8.1.3.

“Revocation Notice” has the meaning given to it in Clause 5.2.1.

“ROFO Holders” has the meaning given to it in Clause 6.5.1.

“ROFO Offer” has the meaning given to it in Clause 6.5.2.

“ROFO Period” has the meaning given to it in Clause 6.5.3.

“ROFO Response” has the meaning given to it in Clause 6.5.3.

“ROFO Shares” has the meaning given to it in Clause 6.5.2.

“Second Calculation Date” means 31 December 2011.

“Second Period” means the period of 12 full calendar months ending on the Second Calculation Date.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Security Agent” has the meaning given to it in the Security Trust Deed.

“Security” has the meaning given to it in the Facility Agreement (in the form subsisting as at the date of this Instrument).

“Security Documents” has the meaning given to it in the Facility Agreement (in the form subsisting as at the date of this Instrument).

“Security Trust Deed” means the security trust deed entered into or to be entered into between, among others, DB Trustees (Hong Kong) Limited as Security Agent, Deutsche Bank AG, Hong Kong Branch as Facility Agent and the Borrower.

“Share Pledge” means the share mortgage entered into or to be entered into between the Issuer, and DB Trustees (Hong Kong) Limited as Security Agent pursuant to which, among other things, the Issuer grants Security over certain of its shares in the Company.

“Shares” means the Ordinary Shares.

“Specified Office” has the meaning given in the Warrant Agency Agreement.

“Stated Per Cent” means, as at the date of this Instrument, seven per cent (7%) of the Fully Diluted Share Capital, subject to adjustments pursuant to Clause 4.2 (Adjustment to Entitlements), 4.8 (Distributions) and Clause 7 (Adjustments).  As of the Initial Utilisation Date, each 100,000 Warrants shall represent an Entitlement of one per cent (1%) of the Fully Diluted Share Capital.

“Stock Exchange” means (i) the Hong Kong Stock Exchange or (ii) New York Stock Exchange or the NASDAQ Stock Market or (iii) any other internationally recognised stock exchange acceptable to the Warrant Holders (pursuant to a Written Consent), and on which any of the Shares are listed (or are to be listed) at any time.

“Subordination Deed” has the meaning given to it in the Facility Agreement (in the form subsisting as at the date of this Instrument).

“Subsidiary” means in relation to any company, corporation or entity, a company, corporation or entity:

(a)                          which is controlled, directly or indirectly, by the first mentioned company, corporation or entity;

(b)                         more than half the issued share capital, registered capital or equity interest of which is beneficially owned, directly or indirectly by the first mentioned company, corporation or entity; or

(c)                          which is a Subsidiary of another Subsidiary of the first mentioned company, corporation or entity,

and for this purpose, a company, corporation or entity shall be treated as being controlled by another if that other company, corporation or entity is able to direct its affairs and/or to control the majority of the composition of its board of directors or equivalent body.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

“this Instrument” means this Instrument and the Schedules (as from time to time modified in accordance with the provisions contained herein) and (unless the context requires otherwise) includes any deed poll or other document executed in accordance with the provisions hereof (as from time to time modified as aforesaid) and expressed to be supplemental hereto.

“Total Commitments” has the meaning given to it in the Facility Agreement (in the form subsisting as at the date of this Instrument).

“Total Entitlement” means, from time to time, the aggregate of the Entitlements of the Warrant Holders.

“Total Transaction Entitlement” means, from time to time, the aggregate of the Transaction Entitlements of the Transaction Warrant Holders.

“Trading Day” means (after a Qualifying IPO) a day on which trading is carried out on the Stock Exchange on which Shares are listed, provided that the trading of Shares on such day is not suspended.

“Tranche” has the meaning given to it in the Facility Agreement (in the form subsisting as at the date of this Instrument).

“Tranche One” has the meaning given to it in the Facility Agreement (in the form subsisting as at the date of this Instrument).

“Transaction Documents” has the meaning given to it in the Facility Agreement (in the form subsisting as at the date of this Instrument).

“Transaction Entitlement” means, in relation to a Transaction Warrant Holder or Transaction Warrants held by a Transaction Warrant Holder, the total number of Transaction Warrant Shares for which such Transaction Warrant Holder is entitled to purchase (under the terms of the Transaction Warrant Instruments) pursuant to the outstanding Transaction Warrants held by such Transaction Warrant Holder, expressed as a percentage of the Fully Diluted Share Capital, and as the same may be adjusted in accordance with the provisions of the applicable Transaction Warrant Instruments.

“Transaction Written Consent” means the consent in writing of the Transaction Warrant Holders holding outstanding Transaction Warrants entitling them to purchase more than 50 per cent. of all the Transaction Warrant Shares which would be purchased if all the Transaction Entitlements of the outstanding Transaction Warrants are exercised to their maximum extent.

“Transaction Warrants” means the warrants to purchase Ordinary Shares pursuant to the Transaction Warrant Instruments (including without limitation the Warrants).

“Transaction Warrant Holders” means (a) the Warrant Holders and (b) the holders of Transaction Warrants (other than the Warrants) as determined in accordance with the provisions of the Transaction Warrant Instruments applicable to such Transaction Warrants.

“Transaction Warrant Instruments” means any warrant instruments entered into by (among others) the Issuer as issuer, the Company, the Parentco and the Founder, pursuant to which the Issuer grants warrants entitling the holders thereof to purchase shares in the Company (including without limitation this Instrument).

“Transaction Warrant Shares” means the Ordinary Shares to be transferred by the Issuer upon the exercise of the purchase rights attaching to the Transaction Warrants.

“Transfer” has the meaning given to it in Clause 6.5.1.

“Transfer Notice” has the meaning given to it in Clause 6.5.1.

“Unanimous Written Consent” means the consent in writing of:

(a)                          the Warrant Holders holding outstanding Warrants entitling them to purchase 100% per cent. of all the Warrant Shares which would be purchased if all the Entitlements of the outstanding Warrants are exercised to their maximum extent; and

(b)                         (for the purposes of any amendment, modification, alteration, waiver or other matter requiring or expressed to require a “Unanimous Written Consent”) each Person that was a Warrant Holder immediately prior to exercising its Purchase Rights in full in respect of any of its Warrants, and whose rights or entitlement would be affected by such amendment, modification, alteration, waiver or other matter.

“US$” or “US Dollars” means United States dollars, the lawful currency of the United States of America.

“US GAAP” means generally accepted accounting principles in the United States of America.

“Utilisation” has the meaning given to it in the Facility Agreement (in the form subsisting as at the date of this Instrument).

“Utilisation Date” has the meaning given to it in the Facility Agreement (in the form subsisting as at the date of this Instrument).

“Warrant Certificate” has the meaning given in the Recitals.

“Warrant Guarantors” means the Company, Parentco, Holdco and each Additional Warrant Guarantor.

“Warrant Holder’s Group” means in respect of a Warrant Holder, the Warrant Holder and its Affiliates, and a “member of the Warrant Holder’s Group” shall be construed accordingly.

“Warrant Holders” means the Persons in whose names the Warrants are registered from time to time as evidenced by the Register, provided that:

(a)                          at all times during the period from the date of this Instrument to the time when the Global Warrant Certificate has been issued in accordance with Clause 2.1.1(b), each Initial Beneficial Holder shall be deemed to be a Warrant Holder; and

(b)                         with effect from the effectiveness of the issuance of any Warrants to or for the benefit any Person specified by the Arranger pursuant to Clause 2.1.1(c) until the time when the name of such Person is registered in the Register as the holder of such Warrants so issued to it (or the Global Warrant Certificate has been endorsed in accordance with Clause 2.1.1(d)(i) to reflect the issuance of such Warrants and the applicable nominee for a Common Depositary for the Clearing Systems has been entered into the Register as the Warrant Holder in respect of such Warrants), such Person shall be deemed to be a Warrant Holder holding such Warrants (in addition to any other Warrant Holders holding any other Warrants at such time), and a “Warrant Holder” means any one of them.  For the avoidance of doubt, for the purposes of any rights or entitlement expressed to be given to a Warrant Holder under this Instrument after the exercise by such Warrant Holder of its Purchase Rights in full in respect of any of its Warrants (including without limitation Clause 4.2.4 and Clause 4.3.6), a Person that was a Warrant Holder immediately prior to exercising its Purchase Rights in full in respect of any Warrants shall continue to be a “Warrant Holder” (with respect to such Warrants) notwithstanding that such Warrants shall have been exercised in full.

“Warrant Shares” means the Ordinary Shares to be transferred by the Issuer upon the exercise of the Purchase Rights attaching to the Warrants (and/or pursuant to Clause 4.2.4(b)).

“Warrants” means the warrants to purchase Ordinary Shares pursuant to this Instrument, with each 100,000 Warrants representing an Entitlement of one per cent. (1%) of the Fully Diluted Share Capital, and as the same may be adjusted in accordance with the provisions of this Instrument, including Clause 4.2 (Adjustment to Entitlements), 4.8 (Distributions) and Clause 7 (Adjustments).

“Written Consent” means the consent in writing of the Warrant Holders holding outstanding Warrants entitling them to purchase more than 50% per cent. of all the Warrant Shares which would be purchased if all the Entitlements of the outstanding Warrants are exercised to their maximum extent.

1.2                           The headings in this Instrument do not affect its interpretation.

1.3                           Unless otherwise specified herein or unless the context otherwise requires, in this Instrument a reference to:

1.3.1                           a Clause, paragraph or Schedule, unless specifically provided otherwise, is a reference to a clause or paragraph of, or schedule to, this Instrument;

1.3.2                           a statutory provision includes a reference to the statutory provision as modified or re-enacted or both from time to time after the date of this Instrument and any subordinate legislation made or other thing done under the statutory provision after the date of this Instrument;

1.3.3                           the singular includes the plural and vice versa (unless the context requires otherwise);

1.3.4                           words incorporating one gender shall include each gender;

1.3.5                           “parties” means the Company, the Issuer, Parentco, Holdco, each other Warrant Guarantor, the Founder, the Administration Agent and the Calculation Agent and a “party” shall be construed accordingly;

1.3.6                           the Administration Agent, the Calculation Agent, the Facility Agent, the Company, the Issuer, Parentco, Holdco, any Additional Warrant Guarantor, the Founder, any Warrant Holder, any Lender or any Secured Party shall be construed so as to include its successors in title, permitted assigns and permitted transferees; and

1.3.7                           the Facility Agreement or any other agreement or instrument is a reference to that Facility Agreement or other agreement or instrument as amended, supplemented or novated from time to time.

1.4                           Unless otherwise defined herein or unless the context otherwise requires, (a) terms and expressions defined in or construed for the purposes of the Facility Agreement (in the form subsisting as at the date of this Instrument) shall have the same meaning in this Instrument and (b) the rules of construction set out in Clauses 1.2 (Construction) and 1.3 (Currency symbols and definitions) of the Facility Agreement (in the form subsisting as at the date of this Instrument) shall have the same meaning in this Instrument.

1.5                           The Schedules to this Instrument form part of it and shall have the same force and effect as if expressly set out in the body of this Instrument.

1.6                           Unless a contrary indication appears, any reference in this Instrument to a time of day is a reference to Hong Kong time.

1.7

1.7.1                           If any obligations under this Instrument fall due on a day or date which is not a Business Day, such obligations shall instead fall due on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

1.7.2                           During any extension of the due date for payment of any amount pursuant to Clause 1.7.1 above, interest is payable on such amount at the rate payable on the original due date.

1.8                           The liabilities and obligations of the Issuer and the Founder under this Instrument shall be joint and several.

1.9                           Certain provisions of this Instrument are summaries of the Warrant Agency Agreement and subject to its detailed provisions.  The Warrant Holders shall be bound by, and shall be deemed to have notice of all the provisions of the Warrant Agency Agreement applicable to them.  With effect from no later than the Initial Utilisation Date, copies of the Warrant Agency Agreement are available for inspection during normal business hours at the Specified Office of the Administration Agent.

2.                                 CONSTITUTION AND FORM OF WARRANTS

2.1                           Issue of Warrants

2.1.1                           The Issuer:

(a)                    hereby constitutes and issues, with effect from the Initial Utilisation Date, for the benefit of each Initial Beneficial Holder, Warrants in such number and with such initial Entitlements as set out opposite the name of such Initial Beneficial Holder in Schedule 1 (Initial Beneficial Holders and Initial Warrants Held) (being in aggregate 538,462 Warrants with an aggregate Entitlement of 5.38462% of the Fully Diluted Share Capital), with each 100,000 Warrants representing an Entitlement of one per cent (1%) of the Fully Diluted Share Capital;

(b)                   shall, on the Initial Utilisation Date:

(i)                     cause all of the Warrants referred to in Clause 2.1.1(a) to be deposited into Euroclear and be represented by a Global Warrant Certificate;

(ii)                  issue to a nominee of a Common Depositary for the Clearing Systems (as specified by the Arranger) (and deposit with or procure the Administration Agent to deposit with such nominee) a Global Warrant Certificate representing all of the Warrants referred to in Clause 2.1.1(a) and procure that the name of such nominee be entered into the Register as the Warrant Holder in respect of such Warrants; and

(iii)               ensure that the securities account with the Clearing Systems of each Initial Beneficial Holder is credited with an Entry in respect of beneficial interests in Warrants, in such number and with such initial Entitlements as set out opposite the name of such Initial Beneficial Holder in Schedule 1 (Initial Beneficial Holders and Initial Warrants Held);

(c)                    hereby constitutes and issues with effect from the Utilisation Date for the Loan under each Tranche (other than Tranche One), for the benefit of each Additional Initial Beneficial Holder (specified by the Arranger in a Designation Notice given by the Arranger to the Administration Agent and the Issuer prior to such Utilisation Date and stated as relating to such Tranche, which Designation Notice has been executed by the Arranger and each such Additional Initial Beneficial Holder specified therein), Warrants in such number and with such initial Entitlements as set out beside the name of such Additional Initial Beneficial Holder in such Designation Notice, provided that (A) the aggregate Entitlements of the Warrants so issued by the Issuer on such Utilisation Date shall be equal to the Stated Per Cent multiplied by the fraction borne by the amount of such Loan made on such Utilisation Date to US$65,000,0000, (B) the Entitlement represented by each such Warrant shall be equal to the Entitlement represented by each other Warrant that has been issued under this Instrument and that has not been exercised in whole or in part, and (C) the aggregate number of Transaction Warrants (including Warrants) to be issued by the Issuer on such Utilisation Date (“Additional Transactional Warrants”) shall be issued pro rata (by reference to the Stated Per Cent as defined in each relevant Transaction Warrant Instrument) under the respective Transaction Warrant Instruments pursuant to which the Additional Transaction Warrants are so issued; and

(d)                   shall, on the Utilisation Date for the Loan under each Tranche (other than Tranche One):

(i)                     if the Warrants outstanding immediately prior to such Utilisation Date are then represented by the Global Warrant Certificate held by a nominee for a Common Depositary for the Clearing Systems and no Beneficial Holder has given a Direct Rights Notice in accordance with Clause 2.4 (Direct rights) and none of the events or circumstances falling within Clause 2.4.2(a) or (b) has occurred):

(1)                    cause all of the Warrants to be issued on such Utilisation Date in accordance with Clause 2.1.1(c) to be deposited into such Clearing System and be represented by the Global Warrant Certificate;

(2)                    ensure that the Global Warrant Certificate shall be endorsed (by way of noting by the Administration Agent on the First Schedule to the Global Warrant Certificate) to reflect the issuance of such Warrants and increase in the number of Warrants and Entitlements represented by the Global Warrant Certificate (and ensure that the Global Warrant Certificate as so endorsed shall be deposited with such nominee for such Common Depositary), and procure that the name of the Warrant Holder (in respect of the Global Warrant Certificate) be entered into the Register as the Warrant Holder in respect of such Warrants to be issued on such Utilisation Date in accordance with Clause 2.1.1(c); and

(3)                    ensure that the securities account with the Clearing Systems of each such Additional Initial Beneficial Holder is credited with an Entry in respect of beneficial interests in Warrants, in such number and with such initial Entitlements as set out opposite the name of such Additional Initial Beneficial Holder in such Designation Notice, provided that the aggregate of such initial Entitlements (as so specified in such Designation Notice) shall be equal to the aggregate Entitlements of the Warrants to be so issued on such Utilisation Date in accordance with Clause 2.1.1(c); or

(ii)                  if any of the Warrants outstanding immediately prior to such Utilisation Date are not then represented by the Global Warrant Certificate held by a nominee for a Common Depositary for the Clearing Systems or any Beneficial Holder has given a Direct Rights Notice in accordance with Clause 2.4 (Direct rights) or any of the events or circumstances falling within Clause 2.4.2(a) or (b) has occurred):

(1)                    cause an Individual Warrant Certificate to be issued to each such Additional Initial Beneficial Holder to represent such Warrants to be so issued for the benefit of such Additional Initial Beneficial Holder in accordance with Clause 2.1.1(c); and

(2)                    procure that the name of each such Additional Initial Beneficial Holder to be entered into the Register as the Warrant Holder in respect of such Warrants to be so issued for the benefit of such Additional Initial Beneficial Holder in accordance with Clause 2.1.1(c).

Each Warrant issued under this Clause shall carry the right (but not the obligation) for the Warrant Holder (in respect of such Warrant) to purchase from the Issuer at the Purchase Price per Warrant Share for an aggregate number of Warrant Shares representing the Entitlement attributable to such Warrant, (in each case) on the terms and subject to the conditions set out in this Instrument and with such other rights as set out in this Instrument.

2.1.2                            The Warrants (and the Entitlements attributable to such Warrants) shall only become effective and enforceable in accordance with their terms (but shall automatically become effective and enforceable in accordance with their terms) as follows:

(a)                    in the case of the Warrants (and the Entitlements attributable to such Warrants) referred to in Clause 2.1.1(a), on the Initial Utilisation Date; and

(b)                   in the case of the Warrants (and the Entitlements attributable to such Warrants) referred to in Clause 2.1.1(c), on the applicable Utilisation Date referred to in Clause 2.1.1(c).

2.1.3                            The Issuer shall ensure that the Warrant Agency Agreement is executed and delivered to the Administration Agent and the Calculation Agent no later than the date on which the first Utilisation Request is delivered under the Facility Agreement.

2.1.4                            All Warrants issued hereunder (including any Warrants issued or effective as of any Utilisation Date as referred to in Clause 2.1.1(c)) shall form a single series of Warrants.

2.1.5                            The Warrants are issued in registered form.

2.1.6                            At any time when any Warrants are represented by a Global Warrant Certificate and such Global Warrant Certificate is deposited with a nominee for a Common Depositary for the Clearing Systems:

(a)                    the rights conferred on the Warrant Holder of the Global Warrant Certificate pursuant to the terms of such Global Warrant Certificate and this Instrument are held for the benefit of the Beneficial Holders in accordance with their respective interests in the number of Warrants and the Entitlements relating to such Warrants evidenced by their respective Entries; and

(b)                   the rules for the time being of the Clearing Systems shall govern the manner in which the Warrant Holder of the Global Warrant Certificate shall act and exercise its rights in respect of such Warrants in accordance with the instructions from time to time of such Beneficial Holders in respect of their respective Entries.

2.2                           Undertakings

Each party undertakes to comply with the terms and conditions of this Instrument and the obligations expressed to be undertaken by it in each Warrant Certificate and specifically, but without limitation, to do all such things and execute all such documents necessary in order to give effect to the Purchase Rights, the Put Rights and such other rights hereunder and thereunder conferred on the Warrant Holders in accordance with the terms of this Instrument and each Warrant Certificate.

2.3                           Binding effect

The Warrants are issued on the terms and conditions of this Instrument, which are binding upon the Issuer, the Company, Parentco, Holdco, each Additional Warrant Guarantor, the Founder, each Warrant Holder and each Beneficial Holder and all Persons claiming through or under any of them.

2.4                           Direct rights

2.4.1                            If at any time any Warrants are represented by a Global Warrant Certificate and a Direct Rights Event occurs with respect to any Beneficial Holder (which has an Entry relating to any such Warrants), such Beneficial Holder shall be entitled to require, by notice to the Administration Agent (“Direct Rights Notice”), the issue to it of such number of Individual Warrant Certificates representing in aggregate such number of Warrants (and with such aggregate Entitlements) equal to the aggregate number of Warrants (and, as applicable, the aggregate Entitlements) to which such Beneficial Holder’s Entry relates as at the Determination Date in respect of such Beneficial Holder, in exchange (in part) for such Global Warrant Certificate.  Upon issuance of such Individual Warrant Certificates in respect of any such Warrants, the number and Entitlements of Warrants represented by such Global Warrant Certificate shall be reduced accordingly (by the number (and, as the case may be, the Entitlements) of such Warrants to which such Individual Warrant Certificates so issued relate).

2.4.2                            If at any time any Warrants are represented by a Global Warrant Certificate and:

(a)                    Euroclear Bank S.A./N.V. or Clearstream, Luxembourg is closed for business for a continuous period of 14 days (other than by reason of legal holidays) or announces an intention permanently to cease business; or

(b)                   a Direct Rights Event occurs with respect to any Beneficial Holder, and the Beneficial Holders whose Entries (immediately prior to the giving by any Beneficial Holder of any Direct Rights Notice in respect of such Direct Rights Event) in aggregate relate to 50% or more of the Warrants represented by such Global Warrant Certificate (immediately prior to the giving by any Beneficial Holder of any Direct Rights Notice in respect of such Direct Rights Event) give Direct Rights Notices, whether separately or together, to the Administration Agent in accordance with Clause 2.4.1, such Global Note Certificate shall be exchanged in whole (but not in part) into Individual Warrant Certificates issued in favour of each of the Beneficial Holders, each representing in aggregate such number of Warrants (and with such aggregate Entitlements) equal to the aggregate number of Warrants (and, as applicable, the aggregate Entitlements) to which such Beneficial Holder’s

Entry relates as at the Determination Date in respect of such Beneficial Holder.

2.4.3                            If:

(a)                    a Direct Rights Event occurs with respect to any Beneficial Holder and such Beneficial Holder gives a Direct Rights Notice in accordance with Clause 2.4.1, such Beneficial Holder; or

(b)                   any of the events or circumstances set out in Clause 2.4.2(a) or (b) occurs, each Beneficial Holder,

shall have against each of the Issuer, Company, Parentco, Holdco, the Founder and each Additional Warrant Guarantor, all rights (“Direct Rights”) which such Beneficial Holder would have had in respect of the Warrants if, immediately before the Determination Date in respect of such Beneficial Holder, it had been the Warrant Holder of Warrants in such number (and with such Entitlements) equal to the aggregate number of Warrants (and, as applicable the aggregate Entitlements) to which such Beneficial Holder’s Entry relates and a duly completed, executed and authenticated Individual Warrant Certificate had been issued to such Beneficial Holder in respect of such Warrants, including (without limitation) the Purchase Rights and Put Rights represented by such Warrants (and as if such Individual Warrant Certificate had (where required by this Instrument, the Warrant Agency Agreement or the terms of such Individual Warrant Certificate) been duly presented and (where required by this Instrument, the Warrant Agency Agreement or the terms of such Individual Warrant Certificate) surrendered on the due date in accordance with this Instrument, the Warrant Agency Agreement and the terms of such Individual Warrant Certificate).

2.4.4                            No further action shall be required on the part of the Issuer or any other Person (including without limitation any Beneficial Holder) for any Beneficial Holder to enjoy the Direct Rights provided, however, that nothing herein shall entitle any Beneficial Holder to receive any Warrant Shares that have already been transferred or any payment which has already been made in accordance with the terms of the Global Warrant Certificate.

2.4.5                            Notwithstanding any other provision of this Instrument, as long as any Warrants are represented by a Global Warrant Certificate and such Global Warrant Certificate is deposited with a nominee for a Common Depositary for the Clearing Systems, the requirement for presentation or surrender of such Global Warrant Certificate in respect of any exercise of rights relating to any Warrants represented by such Global Warrant Certificate (including without limitation in connection with any exercise of Purchase Rights or Put Rights relating to any such Warrants) shall not apply.

2.4.6                            The records of the Clearing Systems and their participants shall be conclusive as to the identity of the Beneficial Holders and the respective number and

Entitlement of Warrants credited to their respective securities accounts with the Clearing Systems (or to which their Entries relate) and a statement issued by the applicable Clearing System or any such participant setting out:

(a)                    the name of the Beneficial Holder in respect of which it is issued; and

(b)                   the Entitlement to which any Entry of such Beneficial Holder relates on any date,

shall be conclusive evidence for all purposes of this Instrument.

2.4.7                            If the applicable Clearing System determines the Determination Date in respect of a Beneficial Holder, such determination shall (in the absence of manifest error) be binding on the Issuer, the Company, Parentco, Holdco, the Founder, each Additional Warrant Guarantor, the Warrant Holders and the Beneficial Holders (with Entries at such Clearing System).

3.                                 REGISTER, WARRANT CERTIFICATES AND DESIGNATION

3.1                           Register

The Issuer shall appoint the Administration Agent to maintain the Register in accordance with the Warrant Agency Agreement.

3.2                           Warrant Certificates

The Issuer shall, immediately upon the name of a Warrant Holder being entered in the Register, issue, or procure the Administration Agent to issue, to the Warrant Holder a Warrant Certificate (or Warrant Certificates in such denominations as the Warrant Holder may reasonably require provided that each such Warrant Certificate shall relate to an integral number of Warrants) setting out the number of Warrants registered in its name and the Entitlement relating thereto and, upon the request of the Warrant Holder from time to time, the Issuer shall, or procure the Administration Agent to, re-issue Warrant Certificates in such other denominations as the Warrant Holder may reasonably require (provided that each such Warrant Certificate shall relate to an integral number of Warrants).

4.                                 PURCHASE RIGHTS AND MECHANICS OF EXERCISE

4.1                           Rights to purchase Warrant Shares and Purchase Price

4.1.1                            Subject to the terms and conditions of this Instrument, the Purchase Rights may be exercised by the Warrant Holders:

(a)                    (before a Qualifying IPO) immediately before the occurrence of a Qualifying IPO or an Exit Event, provided that (a) (in the case of a Qualifying IPO) such Qualifying IPO occurs at any time from the date of this Instrument up to and including 5.00pm on the Cut-off Date or (b) (in the case of an Exit Event) such Exit Event occurs at any time from the date of this Instrument up to and including the earlier of the occurrence of a Qualifying IPO or 5.00pm on the Cut-off Date; or

(b)                   (after a Qualifying IPO) at any time, and from time to time, up to and including 5.00pm on the Cut-off Date.

For the avoidance of doubt, each Warrant Holder shall have an independent right to exercise its Purchase Rights (and/or any other rights, including without limitation any Put Rights) in respect of any or all of the Warrants held by such Warrant Holder in whole or in part (provided that the Purchase Rights in respect of any one Warrant may only be exercised in full but not in part), and any exercise or non-exercise of any Purchase Rights (and/or any other rights, including without limitation any Put Rights) by any Warrant Holder shall not affect the ability of any other Warrant Holder to exercise or refrain from exercising any of its Purchase Rights (and/or any other rights, including without limitation any Put Rights) in respect of any or all of the Warrants held by such other Warrant Holder.

4.1.2                            A Warrant Holder may exercise its Purchase Rights, in whole or in part, in accordance with the terms of this Instrument (provided that the Purchase Rights in respect of any one Warrant may only be exercised in full but not in part). Subject to the provisions of Clauses 4.5 (Cash Settlement) and 5.2 (Revocation) and/or any other similar provisions contained in this Instrument, upon exercise, a Warrant Holder is obliged to purchase at the Purchase Price, and the Issuer is obliged to transfer to such Warrant Holder, such number of Warrant Shares representing the Entitlement of such Warrant Holder in respect of which such Warrant Holder is exercising its Purchase Rights (the “Exercised Entitlement” of such Warrant Holder).

4.2                           Adjustment to Entitlements

4.2.1                            If the Net Income for the First Period (as determined in accordance with Clause 4.3 (Determination of Net Income)) is less than the Net Income Guarantee I, then (i) the Stated Per Cent and (ii) the outstanding Entitlement of each Warrant Holder (as adjusted from time to time, including in accordance with Clause 4.8 (Distributions)) shall each be increased by multiplying the same by the Adjustment Multiple I, where the “Adjustment Multiple I” is equal to the amount (expressed as a decimal) represented by the Net Income Guarantee I divided by the Net Income for the First Period (as determined in accordance with Clause 4.3 (Determination of Net Income).  For the avoidance of doubt, the Stated Per Cent and the Entitlement of each Warrant Holder shall in no event be subject to any downwards adjustment under this Clause 4.2.1.

4.2.2                            If the Net Income for the Second Period (as determined in accordance with Clause 4.3 (Determination of Net Income)) is less than the Net Income Guarantee II, then (i) the Stated Per Cent and (ii) the outstanding Entitlement of each Warrant Holder) shall each be adjusted to be the higher of:

(a)                    (in the case of (i)) the Stated Per Cent or (in the case of (ii)) the outstanding Entitlement of such Warrant Holder), (in each case determined as if the same had not been adjusted in accordance with Clause 4.2.1, but as the same may have been adjusted in accordance with other provisions of this Instrument, including without limitation Clause 4.8 (Distributions)) multiplied by the Adjustment Multiple II, where the “Adjustment Multiple II” is equal to the amount (expressed as a decimal) represented by the Net Income Guarantee II divided by the amount of the Net Income for the Second Period (as determined in accordance with Clause 4.3 (Determination of Net Income)); and

(b)                   (in the case of (i)) the Stated Per Cent or (in the case of (ii)) the outstanding Entitlement of such Warrant Holder, as determined pursuant to Clause 4.2.1.  For the avoidance of doubt, the Stated Per Cent and the Entitlement of each Warrant Holder shall in no event be subject to any downwards adjustment under this Clause 4.2.2.

4.2.3                            Subject to Clause 4.2.4, the Issuer shall promptly, and in any event within 10 days after the date on which the Net Income for any Period is finally determined in accordance with the provisions of Clause 4.3 (Determination of Net Income), (a) procure the Calculation Agent to calculate (and notify the Administration Agent of) the adjustment to the Stated Per Cent and the Entitlement of each Warrant Holder following the adjustment pursuant to Clauses 4.2.1 and 4.2.2, and (b) procure the Administration Agent to update the Register and send each Warrant Holder written notice detailing the adjustment to the Stated Per Cent and the Entitlement of such Warrant Holder following such adjustment together with (against delivery to the Administration Agent of the existing Warrant Certificate(s) of such Warrant Holder) replacement Warrant Certificate(s) in respect of such adjusted Entitlement (or procure the Administration Agent to endorse such adjustment on the First Schedule to the applicable Warrant Certificate in respect of such Entitlement).  For the avoidance of doubt, such adjustment shall be effective irrespective of whether such replacement Warrant Certificate(s) are issued and/or delivered to the Warrant Holders (or whether such endorsement on any applicable Warrant Certificate is made).

4.2.4                            To the extent that a Warrant Holder has exercised its Purchase Rights (in respect of or after a Qualifying IPO or in respect of an Exit Event) before the final determination of Net Income of a Period in accordance with the provisions of Clause 4.3 (Determination of Net Income) (excluding Clause 4.3.5), then without prejudice to the rights of such Warrant Holders in respect of any adjustment to its unexercised Entitlement in accordance with Clauses 4.2.1 and 4.2.2:

(a)                    the Issuer shall promptly, and in any event within 10 days after the date on which the Net Income for such Period is finally determined in accordance with the provisions of Clause 4.3 (Determination of Net

Income) (excluding Clause 4.3.5) (such date on which such Net Income is so finally determined being the “Event Determination Date”), procure the Calculation Agent to recalculate (and notify the Administration Agent of such recalculation), and the Administration Agent to send written notice (the “Event Adjustment Notice”) to each such Warrant Holder and the Issuer, in each case detailing:

(i)                       the total number of Warrant Shares for which such Warrant Holder would have been entitled to purchase based on its Exercised Entitlement as adjusted pursuant to Clause 4.2.1 or 4.2.2, as applicable, as if (A) such Exercised Entitlement had not been exercised (and as if any time limit by which such Exercised Entitlement had to be exercised had not elapsed) and (B) Fully Diluted Share Capital (to which such Exercised Entitlement, as so adjusted, relates) shall be determined as at the time of (if such Exercised Entitlement was exercised at the time of or after a Qualifying IPO) such Qualifying IPO or (if such Exercised Entitlement was exercised in respect of an Exit Event) such Exit Event (the number of Warrant Shares which such Warrant Holder would have been so entitled to purchase, to the extent that it exceeds the number of Warrant Shares which such Warrant Holder has purchased pursuant to its exercise of such Exercised Entitlement, being the “Top-up Entitlement” of such Warrant Holder);

(ii)                    the Top-up Entitlement of such Warrant Holder;

(iii)                 (in the case where such Exercised Entitlement was exercised in connection with a Qualifying IPO) the number Top-up Warrant Shares (as defined below) to be transferred by the Issuer to such Warrant Holder (or such other Person(s) nominated by such Warrant Holder in writing) in accordance with paragraph (b);

(iv)                (in the case where such Exercised Entitlement was exercised in connection with a Qualifying IPO) whether the transfer of Top-up Warrant Shares by the Issuer to such Warrant Holder in accordance with paragraph (b) is restricted pursuant to any applicable lock-up on such Top-up Warrant Shares imposed by the applicable Stock Exchange and binding on the Issuer, and (A) (if such transfer is not restricted pursuant to any such lock-up) the date on which the Issuer shall transfer the applicable Top-up Warrant Shares to such Warrant Holder in accordance with paragraph (b) (which must be no later than 10 Business Days after the Event Determination Date and no less than 3 Business Days after the date of such Event Adjustment Notice) or (B) (if such transfer is restricted pursuant to any such lock-up) the date of expiry of such lock-up period; and

(v)                   (in the case where such Exercised Entitlement was exercised in connection with an Exit Event) the date on which the Issuer shall pay to such Warrant Holder the applicable Top-up Cash Settlement Amount (as defined below) in accordance with paragraph (c) (which must be no later than 5 Business Days after the Event Determination Date and no less than 4 Business Days after the date of such Event Adjustment Notice);

(b)                   in the case where such Warrant Holder has exercised such Exercised Entitlement in respect of a Qualifying IPO or after a Qualifying IPO:

(i)                       the Issuer shall transfer (as legal and beneficial owner and free from any Encumbrance) to such Warrant Holder (or such other Person(s) nominated by such Warrant Holder in writing to the Administration Agent), within 10 Business Days of such Event Determination Date (or, if such transfer is restricted pursuant to any applicable lock-up on Shares imposed by the applicable Stock Exchange and binding on the Issuer, within 10 Business Days of the expiry of such lock-up or such lock-up ceasing to apply to such transfer, provided that during the period of any such lock-up, the Issuer shall hold any Distributions made in respect of such Top-up Warrant Shares (as defined below) to the order of such Warrant Holder and shall transfer any such Distributions to such Warrant Holder upon demand), such number of Shares (“Top-up Warrant Shares”) calculated in accordance with the following:

A = (B – C) * D / B

A                         =                               number of Top-up Warrant Shares to be transferred to such Warrant Holder

B                           =                               Average Current Market Price

C                           =                               Top-up Notional Purchase Price

D                          =                               Top-up Entitlement of such Warrant Holder

where:

“Average Current Market Price” means the volume weighted average of the closing price (on such Stock Exchange on which Shares are listed) per Share for each of the 10 most recent Trading Days ending on (and including) the date falling 5 Business Days after the Event Determination Date;

“Top-up Notional Purchase Price” means the lower of (A) 50% of the Current Market Price (determined as if Warrants are being exercised in connection with a Qualifying IPO, and not being exercised after a Qualifying IPO) and (B) eight (8) times the amount equal to the Net Income in respect of the First Period divided by the Fully Diluted Share Capital (as at Qualifying IPO),

provided that if “A” is a negative number then the number of such Top-up Warrant Shares to be so transferred to such Warrant Holder shall be zero (and in no event shall any Warrant Holder be required to transfer any Shares to the Issuer);

(ii)                    for the avoidance of doubt, no additional consideration is payable by such Warrant Holder in respect of such Top-up Warrant Shares;

(iii)                 on the date on which such Top-up Warrant Shares are to be transferred by the Issuer to such Warrant Holder, the Issuer shall deliver to such Warrant Holder (or such other Person(s) nominated by such Warrant Holder in writing to the Administration Agent), in respect of such Top-up Warrant Shares to be so transferred, the following documents:

(1)                    share certificates (physical or uncertificated versions thereof held in the relevant Stock Exchange’s clearing system) representing such Top-up Warrant Shares which shall be in such denominations of such Top-up Warrant Shares as may be reasonably requested by such Warrant Holder and shall be in the names of such Warrant Holder or as it directs; and

(2)                    a certified copy of the register of members of the Company evidencing that such Warrant Holder, or such other Person nominated by such Warrant Holder, has been registered as the holder of such Top-up Warrant Shares;

(iv)                the Issuer shall, and shall procure the Company to, take all necessary actions for the purposes of the transfer of such Top-up Warrant Shares to such Warrant Holder and recording such Warrant Holder (or such Person(s) nominated by such Warrant Holder) as the legal title owner of such Top-up Warrant Shares; and

(v)                   if such transfer is restricted pursuant to any applicable lock-up on Shares imposed by the applicable Stock Exchange and binding on the Issuer, the Issuer shall promptly, upon the expiry of such lock-up or such lock-up ceasing to apply to such transfer, notify such Warrant Holder, including the date on which the Issuer shall transfer such Top-up Warrant Shares to such Warrant Holder (which must not be later than the date falling 10 Business Days after the date on which such lock-up expires or ceases to apply to such transfer, and which must not be earlier than the date falling 3

Business Days after the date of such notification by the Issuer to such Warrant Holder); and

(c)                     in the case where such Warrant Holder has exercised such Exercised Entitlement in respect of any Exit Event, the Issuer shall pay to such Warrant Holder, within 5 Business Days of such Event Determination Date, an amount determined in accordance with this paragraph (c) (“Top-up Cash Settlement Amount”).  Such Top-up Cash Settlement Amount shall be paid to such Warrant Holder (by wire transfer of immediately available funds) into the Cash Settlement Account of such Warrant Holder (or such other account specified by such Warrant Holder by no less than 2 Business Days’ notice to the Administration Agent).  Such Top-up Cash Settlement Amount shall be equal to the amount of (X – Y) x Z where:

X                          =       Exit Price relating to the Exit Event in respect of which such Warrant Holder exercised its Exercised Entitlement

Y                           =       the Purchase Price (as if the Current Market Price in the definition of Purchase Price were the Exit Price relating to the Exit Event in respect of which such Warrant Holder exercised its Exercised Entitlement)

Z                           =       the Top-up Entitlement of such Warrant Holder,

provided that if such Top-up Cash Settlement Amount so calculated is negative, then it shall be deemed to zero, and in no event shall such Warrant Holder be required to pay any amount to the Issuer.

4.2.5                            If at the time of exercise of Purchase Rights by a Warrant Holder the Warrants are constituted in global form, then the Beneficial Holder for the benefit of whom such Purchase Rights were exercised shall have against each of the Issuer, Company, Parentco, Holdco, the Founder and each Additional Warrant Guarantor all entitlements to Top-up Warrant Shares, Top-up Cash Settlement Amounts and other rights and remedies under Clause 4.2.4 which such Beneficial Holder would have had in respect of the exercised Warrants if, immediately before the relevant Exercise Date, it had been the Warrant Holder of Warrants in such number (and with such Entitlements) equal to the aggregate number of Warrants (and, as applicable the aggregate Entitlements) to which such Beneficial Holder’s Entry relates and a duly completed, executed and authenticated Individual Warrant Certificate had been issued to such Beneficial Holder in respect of such Warrants (and as if such Individual Warrant Certificate had (where required by this Instrument, the Warrant Agency Agreement or the terms of such Individual Warrant Certificate) been duly presented and (where required by this Instrument, the Warrant Agency Agreement or the terms of such Individual Warrant Certificate) surrendered on the due date in accordance with this Instrument, the Warrant Agency Agreement and the terms of such Individual Warrant Certificate).

4.3                           Determination of Net Income

4.3.1                            Within 15 days of the end of each Period (or, if later, upon the management accounts of the Borrower for such Period becoming available), the Issuer shall (for the purpose of determinations under this Instrument including without limitation the Adjustment Multiple I or (as applicable) Adjustment Multiple II in connection with Clauses 4.2.1 and 4.2.2 above, and the Purchase Price) appoint, at the cost of the Issuer, an Approved Audit Firm to determine the Net Income for such Period. The Approved Audit Firm shall (and the Issuer shall ensure that the Approved Audit Firm shall) issue and deliver to the Issuer, the Company, the Administration Agent, the Calculation Agent and the Warrant Holders by no later than the end of the second calendar month after the last day of each Period a review opinion setting out the Net Income with respect to such Period as determined by it.  In determining the Net Income for any Period, the Approved Audit Firm shall act as an expert and not an arbitrator.

4.3.2                            The Net Income for a Period shall be equal to the consolidated after-Tax net income of the Borrower for such Period excluding the following expenses (if otherwise taken into account in the determination of such consolidated after-Tax net income): (i) share-based compensation expenses, (ii) expenses directly related to the put option (in respect of the Loans) given to the Lenders pursuant to the terms of the Finance Documents (excluding interest and transaction expenses), (iii) expenses directly related to the fair market value accounting treatment of the Transaction Warrants other than transaction expenses and (iv) expenses directly related to the Qualifying IPO, provided that such expenses directly related to the Qualifying IPO shall only be excluded in respect of the relevant Period in which the Qualifying IPO occurred, and further provided that if the Qualifying IPO occurs during the First Period, such expenses directly related to the Qualifying IPO shall only be excluded in respect of the First Period (and shall not be excluded when determining the Net Income for the Second Period), in each case determined in accordance with the Accounting Principles and determined by an Approved Audit Firm.

4.3.3                            The Net Income for the relevant Period as so determined by the Approved Audit Firm shall (in the absence of manifest error) be final and binding on the Issuer, the Company and the Warrant Holders.

4.3.4                            Net Income for any Period shall be determined by reference to the management accounts of the Borrower for such Period.  The Issuer shall ensure that such management accounts (in each case prepared in accordance with the Accounting Principles) are prepared and delivered to the Approved

Audit Firm promptly and in any case by no later than 15 days after the expiry of such Period.

4.3.5                            If any determination of the Purchase Price is required to be made at any time prior to the time when (A) the management accounts for the First Period referred to in Clause 4.3.4 become available (including without limitation by virtue of the First Period not having expired) or (B) Net Income for the First Period has been determined by an Approved Audit Firm in accordance with Clauses 4.3.1, 4.3.2 and 4.3.4, then for the purposes of such determination of the Purchase Price only (and without prejudice to Clause 4.3.6):

(a)                     Net Income for the First Period shall be deemed to be Net Income for the First Period calculated on the basis of:

(i)                       (to the extent available) the management accounts of the Borrower for the First Period prepared in accordance with the Accounting Principles; and

(ii)                    (for any part of the First Period in respect of which management accounts of the Borrower (prepared in accordance with the Accounting Principles) are not available (including without limitation by virtue of such part of the First Period not having expired)) extrapolation of the management accounts of the Borrower (prepared in accordance with the Accounting Principles) for such part of the First Period in respect of which management accounts are available; and

(b)                    subject to Clause 4.3.6, the Net Income for the First Period so calculated shall be used in the determination of such Purchase Price.

4.3.6                            If Net Income for the First Period is determined in accordance with Clause 4.3.5, and a Warrant Holder has paid any Purchase Price (calculated based on such Net Income for the First Period so determined in accordance with Clause 4.3.5) in respect of the exercise by it of any Exercised Entitlement, then when the management accounts of the Borrower for the First Period as referred to in Clause 4.3.4 become available:

(a)                     the Issuer shall promptly appoint an Approved Audit Firm to determine Net Income for the First Period in accordance with Clauses 4.3.1, 4.3.2 and 4.3.4;

(b)                    the Purchase Price applicable in respect of such exercise of such Exercised Entitlement of such Warrant Holder shall be re-calculated on the basis of the Net Income of the First Period so determined in accordance with Clauses 4.3.1, 4.3.2 and 4.3.4, and the Issuer shall (i) ensure that the Calculation Agent shall promptly re-calculate such Purchase Price in accordance with the foregoing and (ii) ensure that the Administration Agent shall promptly notify such Warrant Holder of such Purchase Price as so re-calculated (and that such re-calculation and notification shall be made within 2 Business Days of such determination of Net Income by such Approved Audit Firm in accordance with Clauses 4.3.1, 4.3.2 and 4.3.4); and

(c)                     to the extent that the Purchase Price so paid by such Warrant Holder exceeds the Purchase Price so re-calculated in accordance with paragraph (b), the Issuer shall promptly refund such excess to such Warrant Holder.  Such refund shall be (i) made into such account as such Warrant Holder may specify to the Administration Agent with not less than 2 Business Days’ prior notice and (ii) made within 5 Business Days of such determination of Net Income by such Approved Audit Firm in accordance with Clauses 4.3.1, 4.3.2 and 4.3.4 (or, if later, within 2 Business Days’ of the Administration Agent’s receipt of such account details from such Warrant Holder).  To the extent that the Purchase Price so paid by such Warrant Holder is less than the Purchase Price so re-calculated in accordance with paragraph (b), no amount shall be payable by such Warrant Holder to the Issuer in respect of such shortfall.

4.3.7                            If at the time of exercise of Purchase Rights by a Warrant Holder the Warrants are constituted in global form, then the Beneficial Holder for the benefit of whom such Purchase Rights were exercised shall have against each of the Issuer, Company, Parentco, Holdco, the Founder and each Additional Warrant Guarantor all entitlements to refunds of Purchase Price and other rights and remedies under Clause 4.3.6 which such Beneficial Holder would have had in respect of the exercised Warrants if, immediately before the relevant Exercise Date, it had been the Warrant Holder of Warrants in such number (and with such Entitlements) equal to the aggregate number of Warrants (and, as applicable the aggregate Entitlements) to which such Beneficial Holder’s Entry relates and a duly completed, executed and authenticated Individual Warrant Certificate had been issued to such Beneficial Holder in respect of such Warrants (and as if such Individual Warrant Certificate had (where required by this Instrument, the Warrant Agency Agreement or the terms of such Individual Warrant Certificate) been duly presented and (where required by this Instrument, the Warrant Agency Agreement or the terms of such Individual Warrant Certificate) surrendered on the due date in accordance with this Instrument, the Warrant Agency Agreement and the terms of such Individual Warrant Certificate).

4.4                           Procedure for exercise

4.4.1                            As a condition precedent to each exercise of its Purchase Rights, an Exercising Warrant Holder shall submit to the Administration Agent a completed and signed Exercise Notice at least seven Business Days prior to the QIPO Date or Exit Date or (if after a Qualifying IPO) the intended date of exercise (such QIPO Date, Exit Date or the intended date of exercise, as the case may be, being an “Exercise Date”) which notice shall also set out the Exercised Entitlement of such Exercising Warrant Holder in respect of which it wishes to exercise such Purchase Rights (which may be the whole or part only of its Entitlement, provided that the Purchase Rights in respect of any one Warrant may only be exercised in full but not in part).  Such Exercise Notice addressed to the Administration Agent shall constitute constructive notice to the Issuer regarding the same matter.  Unless otherwise provided in this Instrument, once given an Exercise Notice is irrevocable.  A Warrant Holder may nominate (in writing to the Administration Agent) such other Person as it may direct to take up its Warrant Shares.  The Issuer shall, or shall procure that the Administration Agent, shall promptly (and, subject to Clause 4.12.1(a) in any event by no later than 2 Business Days prior to such Exercise Date) notify such Exercising Warrant Holder the Purchase Price payable by such Exercising Warrant Holder in respect of such exercise of Purchase Rights.

4.4.2                            On such Exercise Date and subject to the Issuer’s performance of its obligations under this Clause 4.4 (Procedure for exercise), such Exercising Warrant Holder shall (i) (except if such Exercise Date is an Exit Date in which case Clauses 4.5.4 and 4.5.5 shall apply) lodge its Warrant Certificates in respect of its Warrants to be exercised with the Administration Agent (who shall, subject to receipt from the Issuer of confirmation of a successful transfer to the Exercising Warrant Holder of the Warrant Shares in accordance with the Applicable Laws, on the Exercise Date lodge those Warrant Certificate(s) with the Issuer) and (ii) (in the event where such exercise of Purchase Rights is made in respect of a Qualifying IPO or after a Qualifying IPO) pay to the Issuer the aggregate Purchase Price for such Warrant Shares being purchased by cheque or otherwise.

4.4.3                            (In the event of an exercise of Purchase Rights by such Exercising Warrant Holder in respect of a Qualifying IPO or after a Qualifying IPO) the Issuer shall, on such Exercise Date and subject to such Exercising Warrant Holder’s performance of its obligations under this Clause 4.4 (Procedure for exercise), transfer (as legal and beneficial owner and free from any Encumbrance) to such Warrant Holder (or such other Person(s) nominated by such Exercising Warrant Holder) the number of Warrant Shares attributable to the Exercised Entitlement of such Exercising Warrant Holder and deliver to such Exercising Warrant Holder (or such other Person(s) nominated by such Exercising Warrant Holder), in respect of the Warrant Shares to be so purchased, the following documents:

(a)                     share certificates (physical or uncertificated versions thereof held in the relevant Stock Exchange’s clearing system) representing such Warrant Shares which shall be in such denominations of such Warrant Shares as may be reasonably requested by such Exercising Warrant Holder and shall be in the names of such Exercising Warrant Holder or as it directs; and

(b)                    a certified copy of the register of members of the Company evidencing that such Exercising Warrant Holder, or such other Person nominated by such Exercising Warrant Holder, has been registered as the holder of the relevant Warrant Shares.

4.4.4                            The Issuer shall, and shall procure the Company to, take all necessary actions for the purposes of the transfer of the relevant Warrant Shares to such Exercising Warrant Holder and recording such Exercising Warrant Holder (or such Person(s) nominated by such Exercising Warrant Holder) as the legal title owner of such Warrant Shares.  The Issuer shall ensure that the transfer of such Warrant Shares purchased shall be effected as of the Exercise Date. For the avoidance of doubt, in the event of an exercise of Purchase Rights in connection with a Qualifying IPO, the Shares shall be transferred in time to participate in the Qualifying IPO.

4.5                           Cash Settlement

4.5.1                            (In the event of an exercise of Purchase Rights by an Exercising Warrant Holder in respect of an Exit Event) upon the exercise of Purchase Rights with respect to the Exercised Entitlement of that Exercising Warrant Holder, the Issuer shall pay cash to that Exercising Warrant Holder in respect of such Exercised Entitlement in lieu of transferring Warrant Shares (“Cash Settlement”) in accordance with this Clause 4.5 (Cash Settlement).

4.5.2                            In connection with an Exit Event, each Exercising Warrant Holder shall specify in its Exercise Notice information of its bank account (“Cash Settlement Account”) to which the Cash Settlement Amount is to be paid.

4.5.3                            The aggregate amount of cash payable to such Exercising Warrant Holder by the Issuer pursuant to Clause 4.5.1 (“Cash Settlement Amount”) in respect of any exercise of any of the Purchase Rights relating to the Exercised Entitlement (or any part thereof) of such Exercising Warrant Holder shall be determined in accordance with the following formula:

Cash Settlement Amount = (A - B) × C

Where:

A	=	the Exit Price (in respect of such exercise);

B	=	the Purchase Price; and

C	=

the total number of Warrant Shares subject to Cash Settlement (for the avoidance of doubt, as such number of Warrant Shares has been adjusted in accordance with Clause 4.2 (Adjustment to Entitlements), Clause 4.8 (Distributions) and Clause 7 (Adjustments)).

4.5.4                            If Cash Settlement applies in respect of any exercise by such Exercising Warrant Holder of any of its Purchase Rights in accordance with Clause 4.5.1, the Issuer shall pay the Cash Settlement Amount (in respect of such Cash Settlement to which such exercise of Purchase Rights relates) to the Cash Settlement Account of such Exercising Warrant Holder by wire transfer of immediately available funds, (i) on the Exit Date or (ii) within three Business Days from the date on which the Exit Price (relating to such exercise) is finally determined in accordance with the provisions of Clause 4.6 (Exit Price) or (iii) if such Exercising Warrant Holder has not provided the details of its Cash Settlement Account to the Issuer, within three Business Days from the date on which such Exercising Warrant Holder gives notice of the details of its Cash Settlement Account to the Issuer, whichever is later.

For the avoidance of doubt, a Warrant Holder shall not be obligated to make any payment to the Issuer in the event of a Cash Settlement (irrespective of whether the Cash Settlement Amount in respect of such Cash Settlement is a negative number).

4.5.5                            Within three Business Days after such scheduled Cash Settlement Amount payment date referred to in Clause 4.5.4 in respect of any Cash Settlement, such Exercising Warrant Holder shall lodge with the Administration Agent its Warrant Certificates, provided that such requirement shall not apply if such Warrant Certificates have already been lodged with the Administration Agent pursuant to Clause 4.4.2 by such Exercising Warrant Holder.    For the avoidance of doubt, if Cash Settlement applies in respect of any exercise of any Warrants, the Purchase Rights attaching to such Warrants shall be deemed to have been exercised upon receipt of the Cash Settlement Amount (relating to such Cash Settlement) from the Issuer in the applicable Cash Settlement Account.

4.6                           Exit Price

4.6.1                            In the event that the Cash Settlement Amount or the Purchase Price (in respect of any exercise of any Purchase Rights relating to any Warrants in respect of any Exit Event) is required to be determined by reference to the Exit Price, the Exit Price (on a per Share basis) relating to such exercise shall be determined as follows:

(a)                     in the event that Shares in the Company are purchased in connection with the applicable Exit Event, in accordance with the following formula:

Exit Price =

Where:

P                         =       total purchase price paid for the Shares purchased in connection with the applicable Exit Event

Q                       =       number of Shares purchased in connection with applicable the Exit Event;

(b)                    in the event that Shares in the Company are not purchased in connection with the Exit Event and accordingly Clause 4.6.1(a) above does not apply, the Issuer shall, within 10 days from the Exit Date, appoint at the cost of the Issuer an Approved Audit Firm to determine the Exit Price which shall (if possible) be derived from the price transacted in the Exit Event and shall be equal to the then fair market value of each Share. The Approved Audit Firm shall issue and deliver to the Issuer, the Administration Agent and the Warrant Holders, within thirty (30) days from its appointment, a certificate setting out the Exit Price in respect of such exercise as determined by it. In determining the Exit Price, the Approved Audit Firm shall act as an expert and not an arbitrator.

4.7                           Replacement Options upon Exit Event

If there is an Exit Event, and in the event that any Warrant Holder does not exercise all or any part of its Purchase Rights in accordance with Clause 4.5 (Cash Settlement), such Warrant Holder shall have the right, but not the obligation, to receive, in respect of any unexercised Purchase Rights, replacement warrants or options or other rights (whether issued by the Company, the Issuer or any other person) acceptable to the Warrant Holders represented by a Written Consent which in any event shall be on terms no less favourable to the Warrant Holders than those under this Instrument (and the Warrant Holders shall be entitled, upon request, to obtain an opinion at the Issuer’s expense from the Approved Audit Firm confirming the terms of such replacement options or other rights), and the other rights of such Warrant Holder under this Instrument shall be adjusted and construed accordingly (and, if applicable, in accordance with the terms of such Written Consent).

4.8                           Distributions

If the Company makes a Distribution to (or to the order of) any shareholder of or holder of an Equity Interest in the Company (in its capacity as a shareholder or holder of Equity Interest in the Company), then (i) the Stated Per Cent and (ii) the outstanding Entitlement of each Warrant Holder shall each be increased by multiplying the same by the Distribution Adjustment Multiple, where the “Distribution Adjustment Multiple” shall be the amount (expressed as a decimal) calculated in accordance with the following formula:

Distribution Adjustment Multiple =

Where:

X =              (i) if such Distribution is made prior to a Qualifying IPO, the fair market value of a Share immediately prior to the Distribution as determined in good faith by an Approved Audit Firm or  (ii) if such Distribution is made upon or following a Qualifying IPO, the closing price per Share on the Stock Exchange on the Trading Day immediately preceding the date on which the Distribution is announced or (if there is no such announcement) immediately preceding the date on which the Shares are traded on the Stock Exchange after such Distribution (or, where there is no closing price per Share on such Trading Day, the closing price per Share on the Trading Day on which there was a closing price for Shares immediately preceding the relevant date);

Y =               (i) if such Distribution is made prior to a Qualifying IPO, the amount of such Distribution on a per Share basis (if in cash) (or (if otherwise than in cash) the fair market value of such Distribution on a per Share basis as determined in good faith by an Approved Audit Firm) or (ii) if such Distribution is made upon or following a Qualifying IPO, “X” (as determined above) minus the closing price per Share on the Stock Exchange on the day on which the Distribution is announced or (as the case may require) the Trading Day immediately preceding the date on which Shares are traded ex such Distribution,

Provided that the outstanding Entitlement of each Warrant Holder shall in no event be subject to any downwards adjustment under this Clause 4.8.

Each such adjustment shall be effective (if appropriate retroactively) from the commencement of the day next following the record date (and “record date” means the date fixed by the articles of association or other equivalent constitutional documents of the Company or otherwise specified by the Company or otherwise for the purpose of determining entitlement to dividends or other distributions to, or rights of, holders of Shares) for the relevant Distribution.

Where the above formula requires the appointment of an Approved Audit Firm to determine the Distribution Adjustment Multiple (or any amount referred to in the above formula), within 10 days after such Distribution, the Issuer shall appoint, at its own cost, an Approved Audit Firm to determine the Distribution Adjustment Multiple in respect of the relevant Distribution. The Approved Audit Firm shall issue and deliver to the Issuer, the Company, the Administration Agent, the Calculation Agent and the Warrant Holders within thirty (30) days from its appointment a certificate setting out the Distribution Adjustment Multiple with respect to the relevant Distribution as determined by it. In determining the Distribution Adjustment Multiple for the relevant Distribution, the Approved Audit Firm shall act as an expert and not an arbitrator. The Issuer shall promptly, and in any event within 10 days after the date of such Distribution (and, where the above formula for the Distribution Adjustment Multiple requires the determination by an Approved Audit Firm, after the date of issuance of such determination by such Approved Audit Firm), (a) procure that the Calculation Agent shall calculate the adjustment to the Stated Per Cent and the outstanding Entitlement of each Warrant Holder in accordance with the foregoing and (b) procure the Administration Agent to update the Register and send each Warrant Holder written notice detailing the adjustment of its Entitlement together with (against delivery to the Administration Agent of the existing Warrant Certificate(s) of such Warrant Holder) replacement Warrant Certificate(s) in respect of such adjusted Entitlement (or procure the Administration Agent to endorse such adjustment on the First Schedule to the applicable Warrant Certificate in respect of such Entitlement).  For the avoidance of doubt, such adjustment shall be effective irrespective of whether such replacement Warrant Certificate(s) are issued and/or delivered to the Warrant Holders (or whether such endorsement on any applicable Warrant Certificate is made).

4.9                           Term

Subject to Clause 4.11 (No lapse) and Clause 4.2.4, if a Warrant Holder has not exercised its Purchase Rights in full upon the Cut-off Date in accordance with Clause 4.4 (Procedure for exercise), that Warrant Holder’s outstanding Warrants which have not been so exercised shall lapse and shall not be capable of being exercised after the Cut-off Date.

4.10                     Payment of Taxes

The Issuer shall pay all stamp, issue, registration or other similar taxes and duties (if any) arising on the transfer of the Warrants or the Warrant Shares and all bank fees, charges or other expenses that may be due in connection with the payment of the Cash Settlement.

4.11                     No lapse

If the Issuer, the Company, any other Warrant Guarantor or the Founder fails to comply in full with its obligations pursuant to this Instrument, any rights attaching to the Warrants which are not exercised prior to the Cut-off Date shall not lapse upon the Cut-off Date and shall remain capable of being exercised in accordance with the terms of this Instrument until the Issuer has complied in full with its obligations under this Instrument.

4.12                     Supplemental exercise mechanics for Qualifying IPO in the USA

4.12.1                      If a Qualifying IPO is proposed by the Company in respect of any Stock Exchange in the United States, the Issuer shall:

(a)                     promptly notify each Warrant Holder (with a copy to the Administration Agent) of the minimum price at which shares will be offered for sale pursuant to the Qualifying IPO (as indicated in the price range to be set out in the final draft offering document to be issued by the Company (the “Price Range”)) no later than the date on which the Price Range is finally determined;

(b)                    at the request of any Warrant Holder, complete the transfer of Warrant Shares pursuant to an exercise of the Warrant Holder’s Purchase Rights on a date between the date on which the Qualified IPO pricing is finally agreed and the QIPO Date as specified by the Warrant Holder in the Exercise Notice (instead of completion occurring on the QIPO Date under Clause 4.4);

(c)                     comply with any exercise of the piggy-back registration rights under Schedule 8 (Registration Rights) of such Warrant Holder as the holder of Transaction Registrable Securities (namely, the Warrant Shares acquired pursuant to such exercise of the Purchase Rights); and

(d)                    keep each such Exercising Warrant Holder informed of all developments relating to the Qualifying IPO that are material to such Persons and the exercise, maintenance and protection of their rights and interests hereunder until consummation of the Qualifying IPO.

4.12.2                      If a Warrant Holder exercises any Purchase Rights, or acquires any Top-up Warrant Shares, after a Qualifying IPO on a Stock Exchange in the United States, the Issuer shall comply with the demand registration rights under Schedule 8 (Registration Rights) of such Warrant Holder as the holder of Transaction Registrable Securities (namely, the Warrant Shares acquired pursuant to such exercise or acquired as Top-up Warrant Shares).

5.                                 QUALIFYING IPO AND EXIT EVENT

5.1                           Notices of Qualifying IPO and Exit Event

5.1.1                            The Issuer shall promptly notify (with a copy to the Administration Agent) each Warrant Holder in writing (such notification being a “QIPO Notice”) upon the submission of a listing application to any Stock Exchange for a Qualifying IPO and thereafter keep the Warrant Holders informed of any acceleration, delay and withdrawal related to the proposed Qualifying IPO.  The QIPO Notice shall state the terms of such listing.

5.1.2                            The Issuer shall promptly notify (with a copy to the Administration Agent) each Warrant Holder in writing (such notification being an “Exit Notice”) at least 21 days prior to the entering of the Issuer, the Company or any Covered Entity into definitive transaction documents for any Exit Event or (if earlier) the occurrence of any Exit Event.

5.2                           Revocation

5.2.1                            If, after service of any QIPO Notice or Exit Notice, it becomes reasonably apparent that the proposed Qualifying IPO or Exit Event will not or is unlikely to occur (which circumstances may include, without limitation, the underwriting or pricing agreement for the Qualifying IPO not having been signed by the time indicated in the offering circular for the Qualifying IPO), the Issuer shall promptly thereafter give written notice (with a copy to the Administration Agent) to each Warrant Holder stating that this is the case and setting out the reasons therefor (the “Revocation Notice”).

5.2.2                            If in the case of any proposed Qualifying IPO or Exit Event, the proposed Qualifying IPO or Exit Event does not occur for any reason, then irrespective of whether any Revocation Notice has been given:

(a)                     any Exercise Notice given in connection with such proposed Qualifying IPO or Exit Event shall be automatically revoked and any exercise of any Purchase Rights in connection with such proposed Qualifying IPO or Exit Event shall be deemed not to have been made;

(b)                    all Purchase Rights in respect of any Warrants (construed as if no Exercise Notice or exercise of any Purchase Rights had been given or made in respect of such proposed Qualifying IPO or Exit Event) shall remain exercisable in full in accordance with the provisions of this Instrument; and

(c)                     the Issuer shall return (or procure the Administration Agent to return) to each Warrant Holder any Warrant Certificate lodged pursuant to Clause 4.4 (Procedure for exercise), and any transfer of Warrant Shares completed pursuant to such Exercise Notice shall be reversed such that such Warrant Shares shall be transferred back to the Issuer (at the Issuer’s cost), and the Issuer shall return any amount paid for the Purchase Price, at the same time as the Issuer gives such Revocation Notice (or, if earlier, three Business Days after it becomes apparent that such Qualifying IPO or Exit Event is not occurring within the timing set forth in any QIPO Notice or Exit Notice relating thereto), provided that nothing in this Clause 5.2 (Revocation) shall prejudice any further exercise of any Purchase Rights or any further exercise of any Put Rights.

5.3                           Stock Exchanges

The provisions of this Instrument relating to the procedures of a Qualifying IPO shall be adjusted to the extent necessary to reflect the administrative procedures of the Stock Exchange where the Qualifying IPO takes place, provided that such adjustments shall not in any way adversely affect the rights of the Warrant Holders and further provided that the Issuer and the Company shall give (or procure the Administration Agent to give) prior notice to each Warrant Holder of any such adjustment to this Instrument.

5.4                           Stock Exchange’s objections

In the event that the Stock Exchange raises objections to the Company’s application for a Qualifying IPO on the basis that the Warrants are outstanding and/or that they can be exercised in accordance with the terms of this Instrument, the Issuer, the Company and the Warrant Holders shall enter into discussions in good faith with a view to finding a solution which will result in the Stock Exchange removing its objections and execute such documentation and take such steps as may be reasonably necessary for the implementation of any such solution, provided that the rights of the Warrant Holders shall not thereby in any way be adversely affected.

5.5                           Registration rights

The Company hereby grants to each Warrant Holder registration rights in respect of the Warrant Shares on the terms set out in Schedule 8 (Registration Rights).

5.6                           Qualifying IPO undertaking

Each of the Issuer, the Company and the Founder shall use their reasonable endeavours to consummate a Qualifying IPO of the Company before 31 December 2010.

6.                                 PUT AND OTHER RIGHTS

6.1                           Put Events

Each of the following events (each a “Put Event”) shall give rise to the rights of the Warrant Holders set out in Clause 6.3 (Purchase of Warrants):

6.1.1                            a Qualifying IPO has not occurred as at the Put Option Date (a “No IPO Put Event”); or

6.1.2                            (prior to the occurrence of any Qualifying IPO or the Put Option Date, whichever is earlier) any Loan (or any part thereof) is declared to be due and payable in accordance with clause 22.23 (Acceleration) of the Facility Agreement (an “Acceleration Put Event”).

6.2                           Notices of Put Event

6.2.1                            In connection with a No IPO Put Event, the Issuer shall deliver a written notice (with a copy to the Administration Agent) to each Warrant Holder (the “No IPO Notice”) at least one Month prior to the Put Option Date if no Qualifying IPO has occurred at the date of such delivery and the Issuer reasonably believes that no Qualifying IPO will occur by the Put Option Date.

6.2.2                            In connection with each Acceleration Put Event, the Issuer shall immediately give written notice (with a copy to the Administration Agent) to each Warrant Holder of the occurrence of such Acceleration Put Event in accordance with clause 22.23 (Acceleration) of the Facility Agreement (“Acceleration Notice”).

6.3                           Purchase of Warrants

6.3.1

(a)                     In the event of the occurrence of a No IPO Put Event, each Warrant Holder shall be entitled to require the Issuer in accordance with Clause 6.3.2 (and the Issuer shall thereupon become obliged) to purchase all or part of its outstanding Warrants for an amount equal to the Put Payment (with respect to such Warrants) in accordance with this Clause 6.3 (Purchase of Warrants).

(b)                    In the event of the occurrence of an Acceleration Put Event, each Warrant Holder shall be entitled to require the Issuer in accordance with Clause 6.3.2 (and the Issuer shall thereupon become obliged) to purchase all or part of its outstanding Warrants for an amount equal to the Put Payment (with respect to such Warrants) in accordance with this Clause 6.3 (Purchase of Warrants).

(c)                     For the avoidance of doubt, the Put Rights may be exercised by a Warrant Holder in respect of its Entitlement in whole or in part (provided that the Put Rights in respect of any one Warrant may only be exercised in full but not in part). For the further avoidance of doubt, nothing shall prejudice the ability of any Warrant Holder to serve any Put Exercise Notice in respect of any No IPO Put Event or Acceleration Put Event notwithstanding any failure of the Issuer to give any No IPO Notice or any Acceleration Notice.

6.3.2                            A Warrant Holder who wishes to exercise its Put Rights in respect of a Put Event shall serve a Put Exercise Notice to the Administration Agent specifying:

(a)                     its Entitlement (which may be all or part of its Entitlement); and

(b)                    the details of its Put Payment Account,

provided that (in the case of a No IPO Put Event) such Put Exercise Notice must be given no later than 10 Business Days after the Put Option Date or (in the case of an Acceleration Put Event) such notice must be given no later than 10 Business Days after the date of the applicable Acceleration Notice.   The Administration Agent shall promptly notify the Issuer of the Administration Agent’s receipt of any Put Exercise Notice.

6.3.3                            Upon exercise by a Warrant Holder of the Put Rights relating to all or part of the Warrants held by it pursuant to this Clause 6.3 (Purchase of Warrants), the Issuer shall pay the Put Payment in respect of such exercise to such Warrant Holder in cash by wire transfer of immediately available funds in US$ to the Put Payment Account relating to such Warrant Holder by (in the case of any exercise of Put Rights in respect of a No IPO Put Event) no later than 15 Business Days after the Put Option Date or (in the case of any exercise of Put Rights in respect of an Acceleration Put Event) no later than 5 Business Days after the date of the applicable Put Exercise Notice of such Warrant Holder.

6.3.4                            The amount of such Put Payment shall be determined in accordance with the provisions of Schedule 7 (Put Payment). Upon receipt of such Put Payment, such Warrant Holder shall deliver to the Issuer the Warrant Certificate for the Warrants in respect of which such Put Rights are exercised.

6.3.5                            Subject to Clause 5.2 (Revocation), the Put Rights and the Purchase Rights in respect of the Warrants which have been purchased by the Issuer from a Warrant Holder pursuant to this Clause 6.3 (Purchase of Warrants) shall immediately terminate, become no longer exercisable and lapse upon consummation of the purchase by the Issuer of such Warrants pursuant to this Clause 6.3 (Purchase of Warrants) evidenced by the receipt of the Put Payment (relating to such purchase) in the Put Payment Account of such Warrant Holder and surrender by such Warrant Holder of the relevant Warrant Certificate (relating to such purchased Warrants) to the Administration Agent.  For the avoidance of doubt, the Purchase Rights and Put Rights pertaining to Warrants (or the Entitlement relating thereto) that have not been purchased pursuant to this Clause 6.3 (Purchase of Warrants) shall continue in full force and effect in accordance with the terms of this Instrument.

6.3.6                            For the avoidance of doubt, each Warrant Holder shall have an independent right to exercise its rights (in whole or in part) under this Clause 6 (Put and Other Rights) (provided that the Put Rights in respect of any one Warrant may only be exercised in full but not in part). The exercise or non-exercise of any right by any Warrant Holder shall not affect the right of any other Warrant Holder to exercise or refrain from exercising its rights under this Clause 6 (Put and Other Rights). Any non-exercise by a Warrant Holder shall not prejudice any further exercise of any Put Rights by such Warrant Holder in accordance with the terms of this Instrument and any service by any Warrant Holder of a Put Exercise Notice shall not prejudice any further exercise of any Put Rights by such Warrant Holder.

6.3.7                            If the Issuer fails to comply in full with its obligations pursuant to this Instrument, the Put Rights shall not lapse upon the Cut-off Date and shall remain capable of being exercised in accordance with the terms of this Instrument until the Issuer has complied in full with its obligations under this Instrument.

6.3.8                            If the Warrant Holder  exercises part only of its Put Rights in respect of any Warrants, the Issuer shall issue to it (free of charge and against delivery of the existing Warrant Certificate in respect of such Warrants) a new Warrant Certificate in respect of the balance of its Entitlement (or procure the Administration Agent to endorse the reduction of such Entitlement by virtue of such exercise of Put Rights on the First Schedule to the applicable Warrant Certificate of such Warrant Holder, and return such Warrant Certificate so endorsed to such Warrant Holder representing the balance of such Warrant Holder’s Entitlement).

6.4                           Right of first offer on new issue

6.4.1                            Subject to Clause 8.3.1, the Issuer will not, and the Issuer shall procure that none of the Company Entities will, allot, issue or grant any right to subscribe for share capital, or to convert securities into new share capital, of any Company Entity (except for any issuance of shares by a Company Entity (other than the Company) solely in favour of another Company Entity) unless each Warrant Holder is offered, on the same terms (as nearly as practicable and except that where such terms require shares or securities to be allotted as fully paid up otherwise than in cash, (other than, for the avoidance of doubt, any allotment of shares by way of bonus issue) each Warrant Holder shall be entitled to subscribe in cash for the equivalent value (being the value certified by the Approved Audit Firm for each share or security to which it is so entitled)), a pro-rata participation in such allotment, issue or grant (calculated on the assumption that each of the Transaction Warrant Holders had exercised its respective outstanding Transaction Entitlements in full on the day immediately preceding the date of such allotment, issue or grant) in the same proportion of the total allotment, issue or grant as such Warrant Holder’s shareholding in the Company (calculated on the assumption that each Transaction Warrant Holder had exercised its outstanding Transaction Entitlements in full on the day immediately preceding the date of such allotment, issue or grant) bears to the entire issued share capital of the Company (calculated as if all Transaction Warrants had been exercised in full) immediately prior to such allotment, issue or grant;

6.4.2                            if requested by the Warrant Holders (acting by Written Consent), the Issuer shall ensure that an opinion be provided to the Warrant Holders (the “Opinion”) by an Approved Audit Firm, stating that the proposed issue or grant is being made at or above Market Value. In the event that the Approved Audit Firm is unable to provide such an opinion, and if requested by the Warrant Holders, an appropriate adjustment shall be made to the Warrant Holders’ rights in accordance with Clause 7 (Adjustments) so that, after such adjustment, the total number of Warrant Shares in respect of which the Purchase Rights will then be, or be capable of being, exercised will carry:

(a)                     as nearly as possible (and in any event not less than) the same proportion (expressed as a percentage of the total number of votes exercisable on a poll in respect of all the Equity Shares) of the votes; and

(b)                    the same entitlement to participate (expressed as a percentage of the total entitled conferred by all the Equity Shares) in the profits and assets of the Company; and

(c)                     the same entitlement to receive value (expressed as a percentage of the total entitlement conferred by all the Equity Shares) on the occurrence of a Qualifying IPO or an Exit Event or other Exercise Date, as the total number of Warrant Shares which could have been purchased pursuant to the Purchase Rights conferred by the Warrants then outstanding would have had, had the proposed allotment, issue or grant occurred at Market Value; and

6.4.3                            if the Company or another Company Entity proposes to make an allotment, issue or grant of the type referred to in this Clause 6.4, the Issuer shall, or it shall procure that the relevant other Company Entity shall, provide such information as the Warrant Holders may reasonably require in connection with such proposal at least twenty (20) Business Days before the date of the proposed allotment, issue or grant, provided that, nothing in this Clause 6.4 shall oblige a Warrant Holder to participate in any offer or invitation of the type referred to in it.

6.5                           Right of first offer on transfer

6.5.1                            Prior to a Qualifying IPO, in the event that Issuer proposes to transfer (which includes any sale, assignment, disposition, or entering into of any voting trust or other contract, option or other arrangement or understanding with respect thereto, whether direct or indirect, and whether voluntary or involuntary) (“Transfer” (and expressions such as “Transferee” and “Transferred” shall be construed accordingly)) any Shares to any Person (excluding (a) any Transfer of Shares to Warrant Holders in accordance with Clause 4 (Purchase Rights and Mechanics of Exercise) or to Transaction Warrant Holders pursuant to and in accordance with the terms of the Transaction Warrant Instruments or to Other Warrant Holders pursuant to and in accordance with the terms of the Other Warrant Instruments and (b) the issuance of any Warrants pursuant to Clause 2.1.1(c) and/or the issuance of any Transaction Warrants pursuant to any other Transaction Warrant Instruments and/or the issuance of any Other Warrants pursuant to any Other Warrant Instruments), the Issuer shall (without prejudice to its obligations under Clauses 8.1.2 and 8.3.2) first offer such Shares to each Warrant Holder (the “ROFO Holders”) in the amounts specified in Clause 6.5.2.  The Issuer shall send (with a copy to the Administration Agent) a written notice (“Transfer Notice”) to the Company and each ROFO Holder stating (i) the number of Shares proposed to be so Transferred (“Offered Shares”); (ii) the proposed purchase price per Share (“Offered Price”) in US$ in respect of such Transfer; (iii) the terms and conditions of such Transfer, which must not include any material conditions to completion other than requisite regulatory approvals and filings;

(iv) the expected date of consummation of the proposed Transfer; (v) the total number of Ordinary Shares that the Issuer owns, (vi) the maximum ROFO Shares that such ROFO Holder is entitled to purchase or otherwise acquire, including particulars of such calculation; (vii) an undertaking that the proposed Transferee will be informed of the co-sale rights provided for in Clause 6.6 (Co-sale right); and (viii) a representation that no consideration, tangible or intangible, is being provided to the Issuer that is not reflected in the price to be paid to the ROFO Holders exercising their co-sale rights provided in Clause 6.6 (Co-sale right).

6.5.2                            Such Transfer Notice shall constitute a first offer (“ROFO Offer”) by the Issuer to each ROFO Holder for such ROFO Holder to acquire from the Issuer a proportion of the Offered Shares.  Each ROFO Holder may elect to purchase or otherwise acquire, in accordance with Clause 6.5.3, up to such number of Offered Shares equal to the total number of Offered Shares multiplied by a fraction, the numerator of which is such ROFO Holder’s then outstanding Entitlement and the denominator of which is the aggregate of the then outstanding Transaction Entitlements of all Transaction Warrant Holders (the number of Offered Shares that is the product of such equation, the “ROFO Shares” in respect of such ROFO Holder) at a purchase price equal to the Offered Price and upon the terms and conditions specified in the Transfer Notice.  A ROFO Holder may nominate such other person as it may direct to take up its ROFO Shares.

6.5.3                            Each ROFO Holder may accept the ROFO Offer (in whole or in part) in respect of any Transfer by giving a written notice (“ROFO Response”) to the Issuer (with a copy to the Administration Agent) within 30 days from the date of the Transfer Notice (“ROFO Period”).  The Issuer shall be obliged to sell such ROFO Shares to such ROFO Holder (or its nominee) to the extent that such ROFO Holder has so accepted such ROFO Offer.

6.5.4                            The failure of a ROFO Holder to deliver a ROFO Response within the ROFO Period in respect of a Transfer is deemed to be a waiver of such ROFO Holder’s rights to purchase the ROFO Shares under this Clause 6.5 (Right of first offer on transfer) in respect of such Transfer.  For the avoidance of doubt, each ROFO Holder shall have an independent right to accept the ROFO Offer in respect of any Transfer in accordance with this Clause 6.5 (Right of first offer on transfer).  The acceptance or non-acceptance of any ROFO Offer by any ROFO Holder in respect of any Transfer shall not affect (i) the right of any other ROFO Holder to accept or refuse to accept such ROFO Offer and/or (ii) the right of any ROFO Holder (including without limitation such first-mentioned ROFO Holder) to accept or refuse to accept any ROFO Offer in respect of any other Transfer.

6.5.5                            Subject to Clause 6.6 (Co-Sale right), if not all Offered Shares referred to in the Transfer Notice are elected to be purchased or acquired pursuant to Clause 6.5.3 or Clause 6.5.4, the Issuer may, during the 90 days following the expiration of the ROFO Period, enter into an agreement with a third party (the “Offeree”) to sell such Offered Shares not elected to be purchased or acquired by the ROFO Holders pursuant to Clause 6.5.3 or Clause 6.5.4 to such Offeree at a price not less than, and upon the terms no more favourable to such Offeree than, that specified in the Transfer Notice (in each case without prejudice to its obligations under Clauses 8.1.2 and 8.3.2).  If the Issuer does not enter into an agreement for the sale of the Offered Shares within such period, or if such sale is not consummated within three months from the date of that agreement, the right provided under Clause 6.5 (Right of first offer on transfer) shall be deemed to be revived and such Offered Shares shall not be offered or otherwise made subject to any Transfer until and unless first reoffered to the ROFO Holders in accordance with this Clause 6.5 (Right of first offer on transfer).

6.6                           Co-sale right

6.6.1                            If a ROFO Holder fails to or elects not to accept the ROFO Offer pursuant to Clause 6.5 (Right of first offer on transfer) in respect of any Transfer, such ROFO Holder shall be entitled to participate in such Transfer by the Issuer and Transfer all or a part of its Warrants (such Warrants to be so Transferred being “Co-Sale Securities”), simultaneously with the Issuer to the Offeree on equivalent terms and conditions as the Issuer is Transferring its Shares under the Transfer to which such ROFO Offer relates, provided that the aggregate Entitlements of such Co-Sale Securities of such ROFO Holder to be so Transferred shall be an amount equal to the total number of Offered Shares that the Issuer wishes to so Transfer in accordance with Clause 6.5.1 (expressed as a percentage of the Fully Diluted Share Capital), multiplied by the amount (expressed as a decimal) equal to the total Entitlement that such ROFO Holder wishes to so Transfer in accordance with this Clause 6.6 divided by the aggregate of (x) the aggregate Transaction Entitlements that any and all Transaction Warrant Holders wish to so Transfer in accordance with this Clause 6.6 (and/or equivalent provisions in other Transaction Warrant Instruments) plus (y) such Offered Shares that the Issuer wishes to so Transfer in accordance with Clause 6.5.1 (expressed as a percentage of the Fully Diluted Share Capital) by providing a written notice (“Co-Sale Notice”) to the Issuer (with a copy to the Administration Agent) no later than 30 days from the date of receipt of the relevant Transfer Notice (such notice specifying that the total Entitlement that such ROFO Holder wishes to so Transfer in accordance with Clause 6.6).  The Issuer shall, or shall procure that the Calculation Agent shall, promptly (and in any event within 5 Business Days) after the expiry of 30 days from the date of such Transfer Notice, notify each Warrant Holder of the number of Co-Sale Securities of such Warrant Holder (including particulars of the calculation thereof).

6.6.2                            Where any one or more ROFO Holder(s) exercises its right under this Clause 6.6 (Co-Sale right), the Issuer shall procure that Offeree purchases all the Co-Sale Securities specified in each such Co-Sale Notice from each such

ROFO Holder in accordance with Clause 6.6.1.  If the Offeree declines to purchase all of the Offered Shares and such Co-Sale Securities (in respect of any and all of the ROFO Holders that exercise their rights under this Clause 6.6 (Co-Sale right)), the number of Offered Shares to be Transferred by the Issuer shall be reduced accordingly by up to the aggregate number of Warrant Shares represented by the Entitlement relating to such Co-Sale Securities to be Transferred by any and all ROFO Holders, and in any case so that the Offeree shall purchase all of the Co-Sale Securities of any and all ROFO Holders that exercise their rights under this Clause 6.6 (Co-Sale right).

6.6.3                            The failure of a ROFO Holder to deliver a Co-Sale Notice within the period referred to in Clause 6.6.2 is deemed to be a waiver of the ROFO Holder’s rights to co-sell its Co-Sale Securities under this Clause 6.6 (Co-Sale right) in respect of such Transfer.  For the avoidance of doubt, each ROFO Holder shall have an independent right to exercise its rights (in whole or in part) under this Clause 6.6 (Co-Sale right) in respect of any Transfer.  The exercise or non-exercise of any such rights by any ROFO Holder in respect of any Transfer shall not affect (i) the right of any other ROFO Holder to exercise or refrain from exercising its rights under this Clause 6.6 (Co-Sale right) in respect of such Transfer and/or (ii) the right of any ROFO Holder (including without limitation such first-mentioned ROFO Holder) to exercise or refrain from exercising its rights under this Clause 6.6 (Co-Sale right) in respect of any other Transfer.

6.6.4                            If the Offeree fails to purchase all Co-Sale Securities from all the ROFO Holders that elect to exercise their rights under this Clause 6.6 (Co-Sale right) in respect of any Transfer (as specified in the respective Co-Sale Notices of such ROFO Holders), then the Issuer must not complete such Transfer, and the Company shall not register such Transfer.

6.6.5                            The Issuer shall not be liable to any Warrant Holder who has exercised its co-sale rights under this Clause 6.6 (Co-Sale right) in the event that the proposed Transfer by the Issuer does not consummate for any reason, unless the non-consummation of the Transfer is due to the default of the Issuer, and provided that the Issuer complies with its obligations under Clause 6.6.4 and other provisions of this Instrument.

7.                                 ADJUSTMENTS

7.1                           Adjustment for reclassification, exchange and substitution

If at any time or from time to time after the date of this Instrument, the Shares issuable upon exercise of the Purchase Rights are changed into the same or a different number of shares of any class or classes of shares of the Company, whether by recapitalisation, reclassification or otherwise, in any such event, a Warrant Holder shall have the right thereafter to exercise its Warrants to purchase the kind and amount of Shares and other securities and property receivable upon such recapitalisation, reclassification or other change by holders of the maximum number of Shares which that Warrant Holder could have received had it exercised such Warrants immediately prior to such recapitalisation, reclassification or change, and its other rights under this Instrument shall be adjusted and construed accordingly.

7.2                           Adjustment for Exit Event

In the case of an Exit Event, if a Warrant Holder does not exercise its rights under Clause 4.5 (Cash Settlement) or Clause 4.7 (Replacement options upon Exit Event), appropriate adjustment acceptable to the Warrant Holders represented by a Written Consent shall be made with respect to any unexercised Purchase Rights so that, after such adjustment, the total number of Warrant Shares in respect of which the Purchase Rights will then be, or be capable of being, exercised will carry:

7.2.1                            as nearly as possible (and in any event not less than) the same proportion (expressed as a percentage of the total number of votes exercisable on a poll in respect of all the Equity Shares) of the votes; and

7.2.2                            the same entitlement to participate (expressed as a percentage of the total entitled conferred by all the Equity Shares) in the profits and assets of the Company; and

7.2.3                            the same entitlement to receive value (expressed as a percentage of the total entitlement conferred by all the Equity Shares) on the occurrence of a Qualifying IPO or an Exit Event or other Exercise Date, as the total number of Warrant Shares which could have been purchased pursuant to the Purchase Rights conferred by the Warrants then outstanding would have had, had the Exit Event not occurred (and the Warrant Holders shall be entitled, upon request, to obtain an opinion at the Issuer’s expense from the Approved Audit Firm confirming the terms of such adjustment), and the other rights of such Warrant Holders under this Instrument shall be adjusted and construed accordingly (in accordance with the terms of such Written Consent).

7.3                           Notification of adjustments

The Issuer shall: (i) notify (with a copy to the Administration Agent) the Warrant Holders in writing 10 days prior to any event as described in Clause 7 (Adjustments), describing in detail the proposed adjustment and provide any clarification as may be reasonably requested by any Warrant Holder and (ii) promptly and in any event within 5 days after such event, procure the Administration Agent to update the Register and send each Warrant Holder written notice detailing the adjustment to its Entitlement together with (against delivery to the Administration Agent of the existing Warrant Certificate(s) of such Warrant Holder) replacement Warrant Certificate(s) in respect of such adjusted Entitlement (or procure the Administration Agent to endorse such adjustment on the First Schedule to the applicable Warrant Certificate in respect of such Entitlement).  For the avoidance of doubt, such adjustment shall be effective irrespective of whether such replacement Warrant Certificate(s) are issued and/or delivered to the Warrant Holders (or whether such endorsement on any applicable Warrant Certificate is made).

8.                                 UNDERTAKINGS

8.1                           Undertakings by the Issuer

The Issuer undertakes that during the period from the date of this Instrument and whilst any Warrants are outstanding (except with the prior sanction of a Written Consent):

8.1.1                            it shall ensure that the aggregate Warrant Shares held or to be held by the Warrant Holders on an as-exercised basis in full represent the Total Entitlement of the Fully Diluted Share Capital;

8.1.2                            it shall at all times maintain legal and beneficial ownership of sufficient number of Shares free from Encumbrances (other than the Share Pledge) in order to satisfy the exercise of all outstanding Warrants and other Transaction Warrants in full and to satisfy any obligations that it may have under Clause 4.2.4(b) in full;

8.1.3                            it shall ensure that at all times the Shares subject to valid and effective security under the Share Pledge are not less than the higher of (a) the aggregate maximum number of Shares that may be required to satisfy the exercise of all outstanding Warrants and other Transaction Warrants in full and to satisfy any obligations that it may have under Clause 4.2.4(b) (and any other equivalent provision in any other Transaction Warrant Instrument) in full and (b) such number of Shares as shall be equal to 30% of the Fully Diluted Share Capital from time to time (such higher number of Shares being the “Required Shares”);

8.1.4                            it will not exercise its voting rights to approve any modification of the rights attached to any shares or securities of the Company (including the creation or issue of any shares or securities with preferential rights, or any other class of shares or securities) which may have an adverse effect on the rights of the Warrant Holders or the value of the Warrants or of the Warrant Shares;

8.1.5                            it will not take any action for the purpose of avoiding or seeking to avoid the performance of any of the terms to be observed or performed by it or any Obligor under this Instrument, the Warrant Agency Agreement, any Warrant Certificate or under the Facility Agreement;

8.1.6                            it will comply with all applicable regulatory requirements in respect of the issue of the Warrants and the continuing validity of the Warrants thereafter until the Warrants are exercised or lapsed or this Instrument is terminated in accordance with the terms and conditions of this Instrument;

8.1.7                            it will procure that the Company observes and complies with its obligations under this Instrument;

8.1.8                            it will comply with its obligations, and will use all reasonable endeavours to procure that the Calculation Agent and the Administration Agent comply with their respective obligations, under this Instrument, the Warrant Agency Agreement and each Warrant Certificate, and notify the Warrant Holders immediately it becomes aware of any material breach of such obligations; and (in the event that an Agent fails to comply with any of its obligations under, or perform any action expressed to be required to be performed by such Agent under, this Instrument, the Warrant Agency Agreement or any Warrant Certificate, the Issuer shall perform such obligations and such action itself);

8.1.9                            it shall not:

(a)                     incur any liabilities except for:

(i)                       indebtedness owing to Wise Worldwide Limited pursuant to the Intercompany Loan Agreement (in the form subsisting as at the date of this Instrument) provided that (x) the principal amount of such indebtedness is not increased after the date of this Instrument and (y) such indebtedness shall have been subordinated to the indebtedness of the Obligors under the Transaction Documents pursuant to a Subordination Deed between the Issuer, Wise Worldwide Limited and the Security Agent;

(ii)                    liabilities that arise in the ordinary course of acting as a holding company of the Company; and/or

(iii)                 liabilities under the Transaction Warrant Instruments, the Other Warrant Instruments and the Security Documents to which it is a party;

(b)                    create or permit to subsist any Security, Quasi-Security or other Encumbrance over any of the Required Shares or any interest therein (except for any Security created under or evidenced by any Security Document); or

(c)                     enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any of the Required Shares or any interest therein (except for any disposal constituted by the creation of any Security under any Security Document and/or any transfer of Required Shares to the Transaction Warrant Holders in accordance with the terms of the Transaction Warrants).

8.2                           Undertakings by the Company

The Company undertakes that during the period from the date of this Instrument and whilst any Warrants are outstanding (except with the prior sanction of a Written Consent):

8.2.1                            it will not, and it will procure that no Covered Entity will, carry out any Exit Event;

8.2.2                            it will not conclude terms for any initial offering of shares or securities of the Company and will not undertake any initial offering of shares or securities of the Company except for a Qualifying IPO which involves a quotation for all the Warrant Shares (or any shares into which they and/or Warrants may convert in connection with the Qualifying IPO) on terms which are no less favourable than those applicable to the other issued shares and the shares to be issued upon the Qualifying IPO (including being listed on the principal securities exchanges and markets within the United States, if any, on which other issued shares and the shares to be issued upon the Qualifying IPO are then listed). To the extent that the Ordinary Shares are not listed on a national securities exchange within the United States or there is no exemption from state “blue sky” securities laws for the issuance of the Warrant Shares, the Company will take all commercially reasonable actions which may be necessary so that the Warrant Shares are registered in all states of the United States in which the holders of the Warrants reside;

8.2.3                            it will not conclude terms for a Qualifying IPO and will not undertake a Qualifying IPO pursuant to which lock-up or similar restrictions are imposed on any of the Shares (including without limitation any Warrant Shares) unless: (i) such lock-up is required (and provided to the extent required) by the Stock Exchange in respect of such Qualifying IPO), and the Issuer is permitted to transfer all of the Warrant Shares to the Warrant Holders upon the occurrence of such Qualifying IPO, or (ii) in any other case it obtains a Written Consent amending the terms of this Instrument;

8.2.4                            it shall ensure that any initial public offering or secondary offering that is primarily based on the assets or business of the Group or any part thereof shall be made by the Company by way of a Qualifying IPO; and

8.2.5                            it will not take any action for the purpose of avoiding or seeking to avoid the performance of any of the terms to be observed or performed by it under this Instrument, the Warrant Agency Agreement, any Warrant Certificate or under the Facility Agreement.

8.3                           Undertakings by the Warrant Guarantors

Each of the Warrant Guarantors undertakes that during the period from the date of this Instrument and whilst any Warrants are outstanding (except with the prior sanction of a Written Consent):

8.3.1                            it shall not, and shall ensure that no member of the Group shall, issue any shares or other Equity Interests, except for:

(a)                     any issuance of shares or Equity Interests in the Company in favour of the Issuer;

(b)                    any issuance of shares or Equity Interests in any Company Entity (other than the Company) in favour of another Company Entity,

and provided that, for the avoidance of doubt, if such Written Consent is obtained, Clause 6.4 (Right of first offer on new issue) shall continue to apply.

8.3.2                            it shall not, and shall ensure that no member of the Group shall, sell, transfer, convey or otherwise dispose of, or create any Encumbrance over;

(a)                     any shares or Equity Interests in any member of the Group, except for:

(i)                       the creation of Transaction Security over such shares or Equity Interests under the Security Documents; and

(ii)                    any transfer of any shares or Equity Interests in any Company Entity (other than the Company) to another Company Entity,

and provided that, for the avoidance of doubt, if such Written Consent is obtained, Clause 6.5 (Right of first offer on transfer) and Clause 6.6 (Co-sale right) shall continue to apply.

(b)                    any of its material assets, except for:

(i)                       the creation of Transaction Security over such assets under the Security Documents;

(ii)                    any transfer of any assets of any Company Entity in favour of another Company Entity; and

(iii)                 any disposal of assets in the ordinary course of trading and on arm’s length terms;

8.3.3                            (without prejudice to Clause 4.8) it shall not, and shall ensure that no member of the Group shall, make, declare or pay any Distribution, except:

(a)                     any Distribution by a member of the Group (other than the Company) in favour of a Company Entity; or

(b)                    Distributions by the Company in favour of its shareholders provided that the aggregate of any and all such Distributions made, paid and/or declared during any financial year of the Company does not exceed (or the equivalent thereof in the applicable currency does not exceed):

(i)                       (in the case of the financial year of the Company ending in 2010 or 2011) 10% of the shareholders’ equity of the Borrower (as determined in accordance with the Accounting Principles) as at the end of the immediately preceding financial year of the Company; or

(ii)                    (in the case of any financial year of the Company ending in or after 2012) 15% of the shareholders’ equity of the Borrower (as determined in accordance with the Accounting Principles) as at the end of the immediately preceding financial year of the Company;

8.3.4                            it shall ensure that each financial year of each member of the Group shall end on 30 September; and

8.3.5                            it shall ensure that each member of the Group (other than the Company) shall be wholly-owned directly or indirectly by one or more Company Entities.

8.4                           Undertaking by the Founder

The Founder undertakes that during the period from the date of this Instrument and whilst any Warrants are outstanding it shall procure that the Issuer complies with the obligations expressed to be assumed by it under this Instrument, the Warrant Agency Agreement and the Warrant Certificates.

9.                                 WINDING UP OF THE ISSUER OR THE COMPANY

9.1                           Rights of Warrant Holders upon winding up of the Issuer or the Company

If at any time while any Warrants are outstanding an order is made or an effective resolution is passed for the winding up or dissolution of the Issuer or the Company or if any other dissolution of the Issuer or the Company by operation of law is to be effected, the Issuer shall as soon as reasonably practicable send to the Warrant Holders a written notice (with a copy to the Administration Agent) stating that such an order has been made or resolution has been passed or other dissolution is to be effected.  Without prejudice to the Put Rights, a Warrant Holder may at any time within three months after the date of such notice elect, by written notice (with a copy to the Administration Agent) to the Issuer and subject to Applicable Laws, to be treated as if it had, immediately before the date of the making of the order or passing of the resolution or other dissolution, exercised its rights (and as if such rights were exercisable in accordance with the terms of this Instrument) to purchase the Warrant Shares from the Issuer in preference and prior to any other party subject to the Applicable Laws.

9.2                           Warrants lapse upon dissolution

Subject to compliance by the Issuer with the Put Rights and Clause 9.1 (Rights of Warrant Holders upon winding up of the Issuer or the Company), the Warrants held by a Warrant Holder shall lapse on a dissolution or winding up of the Issuer.

9.3                           No obligation

For the avoidance of doubt, the Warrant Holders shall not have any obligation to make any actual payment to the Issuer or the Company in connection with a dissolution or winding up of the Issuer or the Company.

10.                           TRANSFER OF WARRANTS AND LEGENDS

10.1                     Subject to compliance with the Applicable Laws, the Warrants and all rights thereunder are transferable in accordance with the provisions of Schedule 5 (Register, Transfers and Notices) without charge to the relevant Warrant Holder.

10.2                     Each Warrant Certificate issued hereunder shall bear a legend in substantially the following form

“THIS WARRANT AND THE SHARES ACQUIRABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, THIS WARRANT MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCES. THIS WARRANT IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE WARRANT INSTRUMENT DATED AS OF [          ] AND THE WARRANT AGENCY AGREEMENT DATED AS OF [                 ], COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM THE ADMINISTRATION AGENT OR ANY SUCCESSOR THERETO.  BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT THE HOLDER IS A PERSON OUTSIDE THE UNITED STATES PURCHASING WARRANTS IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS WARRANT OR THE SHARES ACQUIRABLE UPON EXERCISE OF THIS WARRANT EXCEPT (A) TO PREMIUM SINO FINANCE LIMITED (THE “ISSUER”) OR ITS AFFILIATES; (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT; (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE); (E) PURSUANT TO ANY AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (PROVIDED THAT AS A CONDITION TO THE REGISTRATION OF TRANSFER OF ANY WARRANTS OTHERWISE THAN AS DESCRIBED HEREIN, THE ISSUER OR THE ADMINISTRATION AGENT MAY, IN CIRCUMSTANCES THAT ANY OF THEM DEEMS APPROPRIATE, REQUIRE EVIDENCE AS TO COMPLIANCE WITH ANY SUCH EXEMPTION); OR (F) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF THE

REGULATION S UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS WARRANT IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.”

When the Warrants and/or Warrant Shares (a) shall have been effectively registered under the Securities Act and applicable securities laws, or (b) are no longer subject to any restrictions upon transfer under the Securities Act, the Issuer shall, upon the written request of the relevant Warrant Holder, issue to such Warrant Holder in exchange for such Warrant Holder’s existing Warrant Certificate a new Warrant Certificate evidencing such Warrant(s) (represented by such existing Warrant Certificate) without a legend setting forth the relevant transfer restriction, as the case may be.

11.                           AGENTS AND ARRANGER

11.1                     Administration Agent

The Issuer shall, in accordance with the terms of the Warrant Agency Agreement, appoint and authorise, the Administration Agent to act as administration agent in respect of the Warrants and exercise the rights, powers, authorities and discretions specifically given to the Administration Agent under this Instrument and/or the Warrant Agency Agreement, including without limitation maintaining the Register in accordance with Schedule 5 (Register, Transfers and Notices) and the other provisions of this Instrument and the Warrant Agency Agreement.

11.2                     Calculation Agent

The Issuer shall, in accordance with the terms of the Warrant Agency Agreement, appoint and authorise, the Calculation Agent to act as calculation agent in respect of the Warrants and exercise the rights, powers, authorities and discretions specifically given to the Calculation Agent under this Instrument and/or the Warrant Agency Agreement.

11.3                     Maintenance of Agents

The Issuer must maintain, in accordance with the terms of the Warrant Agency Agreement, an Administration Agent and a Calculation Agent at all times during the term of this Instrument with effect no later than the date of the first Utilisation Request under the Facility Agreement. The Issuer must ensure that (a) the same Person acts as administration agent under all Transaction Warrant Instruments at all times during the term of this Instrument and (b) the same Person acts as calculation agent under all Transaction Warrant Instruments at all times during the term of this Instrument.

11.4                     Protection of Agents

Any protection afforded to any Agent (including without limitation any exclusion of liability) pursuant to the provisions of the Warrant Agency Agreement shall be binding on all of the Issuer, the Company, each other Warrant Guarantor, the Founder, the Warrant Holders and the Beneficial Holders.

11.5                     Role of the Arranger

The Arranger has no obligations of any kind to any of the Issuer, the Company, any other Warrant Guarantor, the Founder, any Warrant Holder, any Beneficial Holder under or in connection with this Instrument, any other Transaction Warrant Instrument, or any other Transaction Document.

11.6                     Protection of Arranger

Any protection afforded to the Arranger (including without limitation any exclusion of liability) pursuant to the provisions of this Instrument shall be binding on all of the Issuer, the Company, each other Warrant Guarantor, the Founder, the Warrant Holders and the Beneficial Holders.

12.                           VARIATION OF RIGHTS AND VOTES

12.1                     Modification

12.1.1                      Subject to Clauses 5.3 (Stock Exchanges) and Clauses 12.1.2 to 12.1.4, any of the rights for the time being attached to the Warrants may from time to time (whether or not the Issuer or the Company is being wound up) be altered, abrogated or waived with the sanction of a Written Consent and shall be effected by an instrument by way of deed poll executed by the Issuer, the Founder, and (at all times prior to a Qualifying IPO) the Warrant Guarantors and (in each case) expressed to be supplemental to this Instrument (but without any need for such instrument to be executed by any Initial Beneficial Holder, any Warrant Holder or any other Beneficial Holder).

12.1.2                      Any proposed amendment, modification, alteration or waiver to the terms of the Warrants or the provisions of this Instrument in respect of or relating to the Purchase Price, the Stated Per Cent, any Entitlement or any Put Payment, or the definition of “Transaction Entitlement”, “Transaction Warrant”, “Transaction Warrant Holder”, “Transaction Warrant Instrument” or “Total Transaction Entitlement”, or any amendment to the terms of Clause 4.2 (Adjustment to Entitlements), Clause 4.8 (Distributions), Clause 7 (Adjustments) or this Clause 12, or any other provision of this Instrument which expressly contemplates a Unanimous Written Consent, shall not be effective unless such amendment, modification, alteration or waiver is consented to by a Unanimous Written Consent and any such amendment, modification, alteration or waiver shall be effected by an instrument by way of deed poll executed by the Issuer, the Founder, and (at all times prior to a Qualifying IPO) the Warrant Guarantors and (in each case) expressed to be supplemental to this Instrument (but without any need for such instrument to be executed by any Initial Beneficial Holder, any Warrant Holder or any other Beneficial Holder).

12.1.3                  Any amendment, modification, alteration or waiver which relates to or has the effect of changing Clause 2.1 (Issue of Warrants), Schedule 10 (Form of Designation Notice) or the definition of “Arranger” or “Designation Notice”, or any provision conferring any right or protection on the Arranger, may not be effected with the prior written consent of the Arranger.

12.1.4                  At all times during the period from the date of this Instrument to the time when the Global Warrant Certificate has been issued in accordance with Clause 2.1.1(b), for the purposes of any Written Consent, Unanimous Written Consent or Transaction Written Consent, each Person set out in Schedule 1 (Initial Beneficial Holders and Initial Warrants held) shall be deemed to be a Warrant Holder with outstanding Warrants carrying an Entitlement set out opposite the name of such Person in Schedule 1 (Initial Beneficial Holders and Initial Warrants held).

12.2                  Endorsement

A memorandum of every such supplemental deed as is referred to in Clause 12.1 (Modification) shall be endorsed on the Warrant Certificates and notice of such alteration, abrogation, waiver or modification shall be given to the Warrant Holders, the Issuer, the Founder, the Administration Agent, the Calculation Agent, and the Arranger within five Business Days of it occurring.

12.3                  Termination

12.3.1                  This Instrument shall terminate and shall cease to have effect at the earlier of (a) when all the rights of the Warrant Holders under this Instrument have lapsed or have been exercised in accordance with its terms and (b) when all Warrant Holders, the Issuer and the Company agree in writing that this Instrument shall terminate and cease to have any effect. For the avoidance of doubt, this Instrument shall continue to have full force and effect and the Warrants (including the Purchase Rights and/or the Put Rights) shall continue to be capable of being exercised (unless they have otherwise lapsed in accordance with the terms of this Instrument) notwithstanding (i) all obligations under the Facility Agreement have been irrevocably discharged in full, (ii) all amounts which may be or become payable by any or all of the Obligors under or in connection with the Transaction Documents have been irrevocably paid in full including, without limitation, any mandatory prepayment, voluntary prepayment, exercise of any put option thereunder and (iii) no Lender is under any further obligation (whether actual or contingent) to provide any further advance or financial accommodation to any Obligor under any Finance Document.

12.3.2                  Notwithstanding Clause 12.3.1, Clauses 6.4 (Right of first offer on new issue), 6.5 (Right of first offer on transfer), 6.6 (Co-sale right), 8.2 (Undertakings by the Company), 8.3 (Undertakings by the Warrant Guarantors) and 13.6 (Information Rights of the Warrant Holders) shall cease to apply upon and after a Qualifying IPO.

12.4                  Votes and written resolutions

12.4.1                  All decisions by the Warrant Holders pursuant to this Instrument shall be taken either by way of Written Consent or a Unanimous Written Consent or a Transaction Written Consent (as the case requires).

12.4.2                  In voting by the Warrant Holders on any proposed Written Consent, each Warrant Holder (in its capacity as such) is entitled to such proportion of votes represented by its Entitlement borne to the Total Entitlement. A Warrant Holder need not use its entire proportion of votes or cast all its proportion of votes it uses in the same way.

12.4.3                  In voting by the Transaction Warrant Holders on any proposed Transaction Written Consent, each Warrant Holder (in its capacity as such, but without prejudice to its entitlement as Transaction Warrant Holder under any other Transaction Warrant Instrument) is entitled to such proportion of votes represented by its Entitlement borne to the aggregate Transaction Entitlement of the Transaction Warrant Holders. A Warrant Holder need not use its entire proportion of votes or cast all its proportion of votes it uses in the same way.

12.4.4                  A Written Consent or a Unanimous Written Consent or a Transaction Written Consent signed by the requisite number of Warrant Holders or Transaction Warrant Holders (as the case requires) may be contained in one document or in several documents in like form each signed by one or more of the relevant Warrant Holders or Transaction Warrant Holders (as the case requires) and the date of the resolution will be when the resolution is signed by or on behalf of the last relevant Transaction Warrant Holder.

12.4.5                  If any Relevant Party or any Transaction Warrant Holder requests the Administration Agent to put any matter or proposal (including without limitation any proposal for amendment, modification, alteration or waiver of any term of this Instrument) to the Warrant Holders or the Transaction Warrant Holders for voting, the Issuer shall ensure that Administration Agent shall:

(a)                    promptly notify the Warrant Holders or (as the case may be) the Transaction Warrant Holders of such matter or proposal in accordance with the terms of this Instrument (in the case of notification to the Warrant Holders) and other applicable Transaction Warrant Instruments (in the case of notification to other Transaction Warrant Holders);

(b)                    notify the Issuer and the Warrant Holders of the results of voting on such matter or proposal including whether the applicable Written Consent, Transaction Written Consent or Unanimous Written Consent has been attained in respect of such matter or proposal; and

(c)                     shall, at the request of the Issuer or any Warrant Issuer, keep the Issuer or such Warrant Issuer informed as the progress of attaining the applicable Written Consent, Transaction Written Consent or Unanimous Written Consent in respect of such matter or proposal.

13.                         WARRANTIES AND UNDERTAKINGS

13.1                  Warranties in respect of the Issuer, the Warrant Guarantors and the Founder

Each of the Issuer, the Company, the other Warrant Guarantors and the Founder, in respect of itself, represents and warrants to the Warrant Holders and the Beneficial Holders on the date of this Instrument and on the Initial Utilisation Date, each other Utilisation Date, the date on which the Warrant Agency Agreement is executed, the date on which any Warrant Certificate is issued and on each day on which any Accession Undertaking is delivered that:

13.1.1                  in the case of the Issuer, the Company and each other Warrant Guarantor, it is a company duly organised, validly existing and in good standing under the laws of its jurisdiction of incorporation;

13.1.2                  in the case of the Issuer, the Company and each other Warrant Guarantor, it has all requisite power, right and authority and has taken all necessary action to authorise its entry into, and has obtained all necessary consents and waivers, to execute, deliver, exercise its rights and perform its obligations under, this Instrument, the Warrant Agency Agreement, each Warrant Certificate and any Accession Undertaking to which it is a party and to consummate the transactions contemplated hereby and thereby;

13.1.3                  no approvals are required under any Applicable Laws in relation to the transactions contemplated by this Instrument, the Warrant Agency Agreement, any Warrant Certificate and/or any Accession Undertaking to which it is a party;

13.1.4                  his or its obligations under this Instrument, the Warrant Agency Agreement, any Warrant Certificate and any Accession Undertaking to which he or it is a party constitute valid, legal and binding obligations and are enforceable in accordance with its terms;

13.1.5                  the execution and delivery of, and the performance by him or it of his or its obligations under this Instrument, the Warrant Agency Agreement, any Warrant Certificate and/or and any Accession Undertaking to which he or it is a party will not result in:

(a)                    in the case of the Issuer, the Company or any other Warrant Guarantor, a breach of any provision of its memorandum or articles of association or by-laws or equivalent constitutional documents;

(b)                    a breach of, or constitute a default under, or conflict with any agreement or any instrument to which he or it is a party or by which he or it is bound;

(c)                     a breach of any order, judgment or decree of any court or governmental agency to which he or it is subject or by which he or it is bound or submits;

(d)                    a breach of any Applicable Laws; or

(e)                     his or its losing the benefit of any material permit, asset, license, grant, subsidy, right or privilege which he or it enjoys in any jurisdiction;

13.1.6                  in the case of the Issuer, the Company and each other Warrant Guarantor, its board of directors has authorised the execution of this Instrument, the Warrant Agency Agreement, any Warrant Certificate and any Accession Undertaking to which it is a party;

13.1.7                  the Ordinary Shares comprise the entire voting share capital of the Company;

13.1.8                  as of the Initial Utilisation Date, (i) the entire issued share capital of the Company shall be owned by the Issuer (as to 90%) and Wise Worldwide Limited, a BVI Business Company incorporated under the laws of the British Virgin Islands with company registration number 1515404 (as to 10%) (in the case of the Issuer, free from any Encumbrance) and (ii) the entire issued share capital of the Issuer is owned by the Founder;

13.1.9                  (as of the date of this Instrument, the Initial Utilisation Date and each other Utilisation Date) there has not occurred any Event of Default and no Event of Default is outstanding or continuing;

13.1.10           as of the Initial Utilisation Date, other than pursuant to this Instrument and/or other Transaction Warrant Instruments, there is no agreement, arrangement or obligation requiring the creation, allotment, issue or grant to a Person of the right (conditional or not) to require the allotment, issue or transfer of any shares in the Company (including without limitation any option or right of conversion); and

13.1.11           as of the Initial Utilisation Date, other than pursuant to this Instrument and/or other Transaction Warrant Instruments and the Share Pledge, there is no Encumbrance, and there is no agreement, arrangement or obligation to create or give an Encumbrance, over any unissued share capital of the Company or any of the Required Shares.  No Person has claimed to be entitled to an Encumbrance in relation to any unissued share capital of the Company or any of the Required Shares.  Other than pursuant to this Instrument and/or other Transaction Warrant Instruments, there are no securities convertible into or ultimately exchangeable or exercisable for any share in the Company.

13.2                  Further warranties in respect of the Issuer

The Issuer further represents and warrants to the Warrant Holders and the Beneficial Holders on the date of this Instrument and on each Utilisation Date that:

13.2.1                  it has obtained the requisite authority, pursuant to the laws of its jurisdiction of incorporation, to issue the Warrants and transfer the Warrant Shares upon the exercise of the Purchase Rights;

13.2.2                  it legally and beneficially owns the Warrant Shares free from any Encumbrances (other than the Share Pledge) and the Warrant Shares are credited as fully paid, and rank pari passu in all respects with the existing Ordinary Shares;

13.2.3                  neither it nor any of its affiliates (as defined in Rule 405 under the Securities Act), nor any person acting on its or their behalf has engaged in any “directed selling efforts” (as defined in Regulation S under the Securities Act) with respect to the Warrants;

13.2.4                  it is a “foreign issuer” (as such term is defined in Regulation S under the Securities Act) that reasonably believes that there is no substantial U.S. market interest (as defined in Regulation S under the Securities Act) in the Warrants to be offered or sold and the securities of the Company to be purchased upon exercise of the Warrants; and

13.2.5                  the sale and delivery of the Warrant Shares to the Warrant Holders pursuant to the terms hereof will vest in the Warrant Holders valid legal and beneficial title to the Warrant Shares free and clear of all Encumbrances.

13.3                  Upon exercise of the Purchase Rights by a Warrant Holder and immediately before the issue of the Warrant Shares pursuant to such exercise,

13.3.1                  each of the Issuer, the Company and the Founder is deemed to warrant to that Warrant Holder that each of the warranties in Clauses 13.1 and 13.3; and

13.3.2                  the Issuer is deemed to warrant to that Warrant Holder that each of the warranties in Clause 13.2,

is true, accurate and not misleading by reference to the facts and circumstances then subsisting.

13.4                  Warranties in respect of the Warrant Holders

By accepting the Warrants, each Warrant Holder, in respect of itself, represents and warrants to the Issuer as follows:

13.4.1                  the Warrant Holder is a person outside the United States purchasing the Warrants in an offshore transaction in accordance with Regulation S under the Securities Act; and

13.4.2                  the Warrant Holder understands and acknowledges that the offer, issue and sale of the Warrants and Warrant Shares have not been registered under the Securities Act or under any other securities laws.

13.5                  Undertakings of the Warrant Holders

By accepting the Warrants, each Warrant Holder acknowledges, is aware of, and agrees to comply with, the restrictions on transferability of the Warrants and the Warrant Shares set out in this Instrument and/or any applicable Warrant Certificate, including the restriction that the Warrants and the Warrant Shares not be sold, transferred or otherwise disposed of until, as the case may be, (i) in the United States a registration statement under the Securities Act with respect thereto shall have become effective or an exemption from such registration requirements is available or (ii) all applicable securities laws of other relevant jurisdictions shall have been complied with.

13.6                  Information Rights of the Warrant Holders

The Company shall send, and the Issuer shall procure that the Company sends, to each Warrant Holder:

13.6.1                  as soon as the same become available, but in any event within 120 days after the end of the relevant financial year of the Borrower or the Company, as the case may be, a copy of the financial statements of the Borrower (prior to a Qualifying IPO) audited by an Approved Audit Firm and prepared in accordance with the Accounting Principles;

13.6.2                  as soon as the same become available, but in any event within 45 days after end of each financial quarter of the Borrower or the Company, as the case may be, the unaudited financial statements for the Borrower (prior to a Qualifying IPO) for such financial quarter and prepared in accordance with the Accounting Principles;

13.6.3                  No later than 10 days prior to the commencement of each successive half-yearly period in any financial year of the Borrower or the Company, as the case may be, a consolidated budget and business plan for the next financial half-year of the Borrower (prior to a Qualifying IPO); and

13.6.4                  such other information regarding the business and financial affairs of the Company and its Subsidiaries as any Warrant Holder may reasonably request (and it shall be reasonable for the purposes of this Clause 13.6.4 for the Warrant Holders to request any information which the holders of Equity Shares are entitled to receive).

14.                         GUARANTEE

14.1                  Guarantee and indemnity

Each Warrant Guarantor irrevocably, absolutely and unconditionally (and jointly and severally with each other Warrant Guarantor):

14.1.1                  guarantees to each Warrant Holder punctual performance by the Issuer of all of the obligations assumed and/or expressed to be assumed by the Issuer under this Instrument, the Warrant Agency Agreement and any Warrant Certificate;

14.1.2                  undertakes with each Warrant Holder that whenever the Issuer does not pay any amount when due under or in connection with this Instrument, the Warrant Agency Agreement or any Warrant Certificate, such Warrant Guarantor shall immediately on demand pay that amount as if it was the principal obligor; and

14.1.3                  indemnifies each Warrant Holder immediately on demand against any cost, loss or liability suffered by that Warrant Holder if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal.  The amount of the cost, loss or liability shall be equal to the amount which that Warrant Holder would otherwise have been entitled to recover.

14.2                  Continuing guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by the Issuer under this Instrument, the Warrant Agency Agreement and/or any Warrant Certificate, regardless of any intermediate payment or discharge in whole or in part.

14.3                  Reinstatement

If any payment by any Obligor to any Secured Party or any recovery by any Secured Party from any Obligor or any discharge or release given by a Secured Party (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is avoided or reduced as a result of insolvency or any similar event or for any other reason:

14.3.1                  the liability of each Obligor party hereto shall continue as if that payment, recovery, discharge, avoidance, reduction or release had not occurred; and

14.3.2                  each Warrant Holder shall be entitled to recover the value or amount of that payment or recovery, and any security, from each Obligor party hereto, as if that payment, recovery, discharge, avoidance, reduction or release had not occurred.

14.4                  Waiver of defences

The obligations of the Warrant Guarantors under this Clause 14 will not be affected by an act, omission, matter or thing which, but for this Clause, would reduce, release or prejudice any of their obligations under this Clause 14 (without limitation and whether or not known to it or any Warrant Holder) including:

14.4.1                  any time, waiver or consent granted to, or composition with, any Obligor or any other person;

14.4.2                  the release of any Obligor or any other person under the terms of any composition or arrangement with any creditor of any Obligor or any other person;

14.4.3                  the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

14.4.4                  any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any Obligor or any other person;

14.4.5                  any amendment (however fundamental) or replacement of a Transaction Document or any other document or security;

14.4.6                  any unenforceability, illegality or invalidity of any obligation of any person under any of the Transaction Documents or any other document or security;

14.4.7                  any insolvency or similar proceedings; or

14.4.8                  any claims or set-off right that any Warrant Guarantor may have.

14.5                  Guarantor Intent

Without prejudice to the generality of Clause 14.4 (Waiver of defences), each Warrant Guarantor expressly confirms that it intends that this guarantee shall extend from time to time to any (however fundamental) variation, increase, extension or addition of or to this Instrument, the Warrant Agency Agreement and/or any Warrant Certificate and/or any amount from time to time owing under this Instrument, the Warrant Agency Agreement and/or any Warrant Certificate for the purposes of or in connection with any of the following: acquisitions of any nature; increasing working capital; enabling investor distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to new borrowers; any other variation or extension of the purposes for which any such facility or amount might be made available from time to time; and any fees, costs and/or expenses associated with any of the foregoing.

14.6                  Immediate recourse

Each Warrant Guarantor waives any right it may have of first requiring any Warrant Holder (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from such Warrant Guarantor under this Clause 14.  This waiver applies irrespective of any law or any provision of this Instrument to the contrary.

14.7                  Appropriations

Until (i) all amounts which may be or become payable by any or all of the Obligors under or in connection with the Transaction Documents have been irrevocably paid in full, (ii) no Secured Party is under any further obligation (whether actual or contingent) to provide any further advance or financial accommodation to any Obligor under any Transaction Document, (iii) no Transaction Warrant is outstanding and (iv) no Treasury Transaction is outstanding under any Hedging Agreement, each Warrant Holder (or any trustee or agent on its behalf) may:

14.7.1                  refrain from applying or enforcing any other moneys, security or rights held or received by that Warrant Holder (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and none of the Warrant Guarantors shall be entitled to the benefit of the same; and

14.7.2                  hold in an interest-bearing suspense account any moneys received from any Warrant Guarantor or on account of any Warrant Guarantor’s liability under this Clause 14.

14.8                  Deferral of Warrant Guarantors’ rights

Until (i) all amounts which may be or become payable by any or all of the Obligors under or in connection with the Transaction Documents have been irrevocably paid in full, (ii) no Secured Party is under any further obligation (whether actual or contingent) to provide any further advance or financial accommodation to any Obligor under any Transaction Document, (iii) no Transaction Warrant is outstanding and (iv) no Treasury Transaction is outstanding under any Hedging Agreement, none of the Warrant Guarantors shall (unless the Security Agent otherwise directs pursuant to any Security Document) exercise any rights which it may have by reason of performance by it of its obligations under the Transaction Documents:

14.8.1                  to be indemnified by any other Obligor;

14.8.2                  to claim any contribution from any other guarantor of any Obligor’s obligations under any or all of the Transaction Documents; and/or

14.8.3                  to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Secured Parties under the Transaction Documents or of any other guarantee or security taken pursuant to, or in connection with, the Transaction Documents by any Transaction Party.

14.9                  Additional security

14.9.1                  This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Secured Party.

14.9.2                  Upon any person becoming a member of the Group after the date of this Instrument, then unless such member of the Group is incorporated in the PRC, each of the Issuer and the Warrant Guarantors shall ensure that such person shall promptly become party hereto as an “Additional Warrant Guarantor” in accordance with Clause 14.9.3.

14.9.3                  A person that becomes a member of the Group after the date of this Instrument may become party hereto as an “Additional Warrant Guarantor” by delivering to the Administration Agent an Accession Undertaking executed by such person and the Issuer.  The Administration Agent shall notify the Issuer and the Warrant Holders of its receipt of any Accession Undertaking.

14.10           Release

Upon the occurrence of a Qualifying IPO, the obligations of each Warrant Guarantor under this Clause 14 shall terminate.  Nothing in this Clause 14.10 shall prejudice the obligations of any other Obligor hereunder or the obligations of any Warrant Guarantor under any other provision of this Instrument.

15.                         REPLACEMENT OF WARRANT CERTIFICATES

If a Warrant Certificate is mutilated, defaced, lost, stolen or destroyed it will be replaced by the Issuer, at the cost of the relevant Warrant Holder, on such terms as to evidence and indemnification as the Issuer may reasonably require.  Mutilated or defaced Warrant Certificates in respect of which replacements are being sought must be surrendered to the Administration Agent against issuance of replacement Warrant Certificate(s).

16.                         CONFIDENTIAL INFORMATION

16.1                  Confidentiality undertaking

Subject to the other provisions of this Clause 16 (Confidential Information), each of the Warrant Holders shall at all times prior to the Qualifying IPO keep confidential information obtained from the Group relating to the Group (the “Confidential Information”) confidential unless:

16.1.1                  that information comes into the public domain otherwise than through a breach of that Warrant Holder’s obligations under this Clause 16 (Confidential Information); or

16.1.2                  such information is required to be disclosed by law, by the rules, regulations or requirements of a securities exchange on which that Warrant Holder’s shares (or a member of that Warrant Holder’s Group’s shares) are listed or traded or by a Government Authority or other regulatory or self-regulatory body or authority with relevant powers to which a Warrant Holder (or a member of that Warrant Holder’s Group) is subject or submits, whether or not the requirement has the force of law.

16.2                     Permitted disclosure

Notwithstanding Clause 16.1 (Confidentiality undertaking), a Warrant Holder may pass Confidential Information to any of its Affiliates and any other Person:

16.2.1                      to (or through) whom that Warrant Holder assigns or transfers (or may potentially assign or transfer) all or any of its rights and obligations under this Instrument and/or all or any of its Warrants;

16.2.2                      with (or through) whom that Warrant Holder enters into (or may potentially enter into) any transaction under which payments are to be made by reference to this Instrument;

16.2.3                      who acquires or is proposing to acquire any interest in, or enters into or is proposing to enter into any merger, amalgamation or other similar arrangement with, that Warrant Holder;

16.2.4                      who is a professional adviser of such Warrant Holder or its Affiliates;

16.2.5                      who is an Agent;

16.2.6                      who is a Warrant Holder or a Secured Party;

16.2.7                      who is an employee or officer of any Warrant Holder (where such disclosure is reasonably required for the performance of the duties or functions of such employee or officer); or

16.2.8                      in any legal proceedings arising out of or in connection with this Instrument, or to the extent otherwise reasonably necessary in connection with any preservation or enforcement of any right or remedy under or in connection with this Instrument, provided that, in the case of Clauses 16.2.1, 16.2.2, 16.2.3, 16.2.4 or 16.2.5 above, the Person to whom the information is to be given has undertaken in writing that it shall keep such information confidential and that it may only disclose such information to another Person on terms permitted under this Clause 16 (Confidential Information) (as if the first-mentioned Person were a Warrant Holder).

17.                           TAX GROSS UP

17.1                     If a deduction or withholding for or on account of Tax from a payment under this Instrument is required by law to be made by the Issuer, the Company, any other Warrant Guarantor or the Founder, the amount of the payment due from the Issuer, the Company, such other Warrant Guarantor or the Founder (as the case may be)  shall be increased to an amount which (after making all Tax deductions and withholdings)

leaves an amount equal to the payment which would have been due if no Tax deduction or withholding had been required.

17.2                     Within 30 days of making a deduction or withholding as described in Clause 17.1, the Issuer, the Company, such other Warrant Guarantor or the Founder (as the case may be) shall deliver to the relevant Warrant Holders an original receipt (or a certified copy thereof) reasonably satisfactory to the relevant Warrant Holders that such deduction or withholding has been made or (as applicable) any appropriate payment has been paid to the relevant Tax authority.

18.                           NO SET-OFF

All payments to be made by the Issuer, the Company, any other Warrant Guarantor or the Founder under this Instrument shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

19.                           NOTICES

Any notice to be given for the purposes of this Instrument shall be given in accordance with the provisions of paragraph 3 of Schedule 5 (Register, Transfers and Notices). Any notice to be given to the Issuer, the Company, any other Warrant Guarantor or the Founder shall be given to their respective addresses as shown in the list of parties at the beginning of this Instrument or in Schedule 5 (Register, Transfers and Notices).

20.                           PARTIAL INVALIDITY

If, at any time, any provision of this Instrument is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

21.                           DEFAULT INTEREST

If the Issuer, the Company, any other Warrant Guarantor or the Founder defaults in the payment when due of any sum payable under this Instrument, the Warrant Agency Agreement or any Warrant Certificate (howsoever determined), the Issuer, the Company, such other Warrant Guarantor or the Founder (as the case may) shall pay interest on such sum from the date when such payment is due until the date of actual payment at a rate per annum equal to the default rate of interest determined pursuant to Clause 9.3 (Default interest) of the Facility Agreement (in the form subsisting as at the date of this Instrument) as if such sum were a sum due and payable by the Borrower but unpaid under the Facility Agreement.  Such interest shall accrue from day to day and be payable upon demand.

22.                           GOVERNING LAW AND JURISDICTION

22.1                     Governing law

This Instrument and the Warrants are governed by and shall be construed in accordance with Hong Kong law.

22.2                     Jurisdiction

22.2.1                      The courts of Hong Kong shall have non-exclusive jurisdiction to settle any dispute arising from or connected with this Instrument or the Warrants including, without limitation, a dispute regarding the existence, validity or termination of this Instrument or the consequences of its nullity (a “Dispute”).

22.2.2                      The parties agree that the courts of Hong Kong are the most appropriate and convenient forum to settle any Dispute and, accordingly, they will not argue to the contrary.

22.2.3                      No Warrant Holder shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction.  To the extent allowed by law, the Warrant Holders may take concurrent proceedings in any number of jurisdictions.

22.3                     Service of proceedings

Each of the Issuer, the Company, each other Warrant Guarantor and the Founder agrees that the documents which start any proceedings relating to a Dispute (“Proceedings”) and any other documents required to be served in relation to those Proceedings on the Issuer, the Company, each other Warrant Guarantor and the Founder (as the case may be) may be served on International Petroleum Services Corporation Limited of 1/F., Sunning Plaza, 10 Hysan Avenue, Causeway Bay, Hong Kong, on behalf of the Issuer, the Company, each other Warrant Guarantor (that is not incorporated in Hong Kong) and the Founder in accordance with Clause 19 (Notices), and each of the Issuer, the Company, each other Warrant Guarantor (that is not incorporated in Hong Kong) and the Founder irrevocably appoints such Person as its agent to accept service of Proceedings.  These documents may, however, be served in any other manner allowed by law.  This Clause applies to all Proceedings wherever started.

23.                           EFFECT

This Instrument shall take effect as a deed poll, and shall take effect for the benefit of the Warrant Holders and the Beneficial Holders from time to time, and (in relation to any provision that is expressed for the benefit of or purports to grant any right to the Arranger) the Arranger.

IN WITNESS WHEREOF this Instrument has been executed by the Issuer, the Company, Parentco, Holdco and the Founder as a deed poll and is intended to be and is hereby delivered on the date first above written and has been signed and is delivered by the Initial Beneficial Holders on the date first above written.

SCHEDULE 1
INITIAL BENEFICIAL HOLDERS AND INITIAL WARRANTS HELD

Name of Initial Beneficial Holders	Notice Address	Number of Warrants	Entitlement
Deutsche Bank AG, Hong Kong Branch	Address: 45/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong Fax: +852 2203 7241 Attention: Mabel Law, cc to Rowena Yue & Kari Cheng Email: mabel.law@db.com rowena.yue@db.com kari.cheng@db.com	129,231	1.29231%

Triple Wise Asset Holdings Ltd.	Address: 34/F, Two Pacific Place, 88 Queensway, Hong Kong Fax: +852 2537 4008 Attention: Rosche Yam Email: roschey@ccbintl.com	236,923	2.36923%

Sequoia Capital China Growth Fund I, L.P.	Address: 2408-2410, Air China Plaza, No.36 Xiaoyun Road, Chaoyang District, Beijing, P.R. China, 100027 Fax: +86 10 8447 5669 Attention: George Xu Email: xu@sequoiacap.com With copy to: Address: Suite 2215, Two Pacific Place, 88 Queensway, Hong Kong Fax: +852-2510-5249 Attention: Jimmy Wong email: wong@sequoiacap.com	112,715	1.12715%

Name of Initial Beneficial Holders	Notice Address	Number of Warrants	Entitlement
Sequoia Capital China Growth Partners Fund I, L.P.	Address: 2408-2410, Air China Plaza, No.36 Xiaoyun Road, Chaoyang District, Beijing, P.R. China, 100027 Fax: +86 10 8447 5669 Attention: George Xu Email: xu@sequoiacap.com With copy to: Address: Suite 2215, Two Pacific Place, 88 Queensway, Hong Kong Fax: +852-2510-5249 Attention: Jimmy Wong email: wong@sequoiacap.com	2,688	0.02688%

Sequoia Capital China GF Principals Fund I, L.P.	Address: 2408-2410, Air China Plaza, No.36 Xiaoyun Road, Chaoyang District, Beijing, P.R. China, 100027 Fax: +86 10 8447 5669 Attention: George Xu Email: xu@sequoiacap.com With copy to: Address: Suite 2215, Two Pacific Place, 88 Queensway, Hong Kong Fax: +852-2510-5249 Attention: Jimmy Wong email: wong@sequoiacap.com	13,828	0.13828%

Name of Initial Beneficial Holders	Notice Address	Number of Warrants	Entitlement
Good Merit International Limited	Address: Room 1211, 12/F, New World Tower 1, No. 18 Queen’s Road Central, Hong Kong Fax: +852 2901 8338 Attention: Yvonne Louie Email: yvonnelouie@dragon-bridge.com	43,077	0.43077%

Total:		538,462	5.38462%

SCHEDULE 2
FORM OF GLOBAL WARRANT CERTIFICATE

ISIN: VGG 7231T1131

THIS WARRANT AND THE SHARES ACQUIRABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, THIS WARRANT MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCES. THIS WARRANT IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE WARRANT INSTRUMENT DATED AS OF [         ] AND THE WARRANT AGENCY AGREEMENT DATED AS OF [                       ], COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM THE ADMINISTRATION AGENT OR ANY SUCCESSOR THERETO.  BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT THE HOLDER IS A PERSON OUTSIDE THE UNITED STATES PURCHASING WARRANTS IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS WARRANT OR THE SHARES ACQUIRABLE UPON EXERCISE OF THIS WARRANT EXCEPT (A) TO PREMIUM SINO FINANCE LIMITED (THE “ISSUER”) OR ITS AFFILIATES; (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT; (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE); (E) PURSUANT TO ANY AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (PROVIDED THAT AS A CONDITION TO THE REGISTRATION OF TRANSFER OF ANY WARRANTS OTHERWISE THAN AS DESCRIBED HEREIN, THE ISSUER OR THE ADMINISTRATION AGENT MAY, IN CIRCUMSTANCES THAT ANY OF THEM DEEMS APPROPRIATE, REQUIRE EVIDENCE AS TO COMPLIANCE WITH ANY SUCH EXEMPTION); OR (F) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF THE REGULATION S UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS WARRANT IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

PREMIUM SINO FINANCE LIMITED

(Incorporated in the British Virgin Islands)
GLOBAL WARRANT CERTIFICATE

1.                                 INTRODUCTION

This Global Warrant Certificate is issued in respect of in aggregate [  ] Tranche B warrants which entitle the holder thereof to purchase such number of shares in the capital of Sinotech Energy Limited (the “Company”) representing in aggregate [ ]% of the Fully Diluted Share Capital (the “Warrants”) constituted and issued by Premium Sino Finance Limited (the “Issuer”).  The Warrants are constituted by the Instrument constituting Tranche B warrants to purchase shares in Sinotech Energy Limited dated [   ] (as amended or supplemented from time to time, the “Warrant Instrument”) by, among others, the Issuer, the Company, Superport Limited, International Petroleum Services Corporation Limited and Mr Liu Qingzeng and are the subject of a warrant agency agreement dated [   ] (as amended or supplemented from time to time, the “Warrant Agency Agreement”) and made between the Issuer, Deutsche Bank AG, Hong Kong Branch as administration agent (the “Administration Agent”, which expression includes any successor administration agent appointed from time to time in connection with the Warrants) and Deutsche Bank AG, Hong Kong Branch as calculation agent (the “Calculation Agent”, which expression includes any successor calculation agent appointed from time to time in connection with the Warrants).

2.                                 DEFINITIONS

Words and expressions defined in the Warrant Instrument shall have the same meanings when used in this Global Warrant Certificate.

3.                                 REGISTERED HOLDER

This is to certify that:

[   ]

is the person registered in the warrant register maintained by the Administration Agent in relation to the Warrants (the “Register”) as the duly registered holder (the “Holder”) of:

[    ] ([   ]) WARRANTS

to purchase such number of Warrant Shares representing [ ]% of the Fully Diluted Share Capital as may be adjusted from time to time in accordance with the terms and conditions of the Warrant Instrument.

4.                                 EXCHANGE

4.1                           After the occurrence of a Direct Rights Event in respect of a Beneficial Holder, and at the written request of such Beneficial Holder (“Direct Rights Notice”), this Global Warrant Certificate will be exchanged, in part, for duly authenticated and completed individual warrant certificates (“Individual Warrant Certificates”) in substantially the form (subject to completion) set out in Schedule 3 (Form of Individual Warrant Certificate) to the Warrant Instrument, such Individual Warrant Certificates to represent in aggregate such number of Warrants (and with such aggregate Entitlements) equal to the aggregate number of Warrants (and, as applicable, the aggregate Entitlements) to which such Beneficial Holder’s Entry relates as at the Determination Date in respect of such Beneficial Holder.

4.2                           If:

4.2.1                            Euroclear Bank S.A./N.V. (“Euroclear”) or Clearstream Banking, société anonyme, Luxembourg (“Clearstream, Luxembourg”) is closed for business for a continuous period of 14 days (other than by reason of legal holidays) or announces an intention permanently to cease business; or

4.2.2                            a Direct Rights Event occurs with respect to any Beneficial Holder, and the Beneficial Holders whose Entries (immediately prior to the giving by any Beneficial Holder of any Direct Rights Notice in respect of such Direct Rights Event) in aggregate relate to 50% or more of the Warrants represented by such Global Warrant Certificate (immediately prior to the giving by any Beneficial Holder of any Direct Rights Notice in respect of such Direct Rights Event) give Direct Rights Notices, whether separately or together, to the Administration Agent, this Global Warrant Certificate will be exchanged, in whole but not in part only, for duly authenticated and completed Individual Warrant Certificates issued in favour of each of the Beneficial Holders, each representing in aggregate such number of Warrants (and with such aggregate Entitlements) equal to the aggregate number of Warrants (and, as applicable, the aggregate Entitlements) to which such Beneficial Holder’s Entry relates as at the Determination Date in respect of such Beneficial Holder.

5.                                 DELIVERY OF INDIVIDUAL WARRANT CERTIFICATES

5.1                           Whenever this Global Warrant Certificate is to be exchanged in full for Individual Warrant Certificates, such Individual Warrant Certificates shall be issued, to the applicable Beneficial Holders for an aggregate number of Warrants (and with aggregate Entitlements) equal to the aggregate number of Warrants (and with aggregate Entitlements) represented by this Global Warrant Certificate, within five business days of the delivery, by or on behalf of the Holder, Euroclear and/or Clearstream, Luxembourg, to the Administration Agent of such information as is required to complete and deliver such Individual Warrant Certificates (including, without limitation, the names and addresses of the persons in whose names the Individual Warrant Certificates are to be registered and the number of Warrants and Entitlement of each such person to be represented by such Individual Warrant Certificates) against the surrender of this Global Warrant Certificate at the Specified Office of the Administration Agent.

5.2                           Whenever this Global Warrant Certificate is to be exchanged in part for Individual Warrant Certificates, such Individual Warrant Certificates shall be issued, to each applicable Beneficial Holder for an aggregate number of Warrants (and with aggregate Entitlements) equal to the aggregate number of Warrants (and with aggregate Entitlements) to which such Beneficial Holder’s Entry relates as at the Determination Date in respect of such Beneficial Holder, within five business days of the delivery, by or on behalf of the Holder, Euroclear and/or Clearstream, Luxembourg, to the Administration Agent of such information as is required to complete and deliver such

Individual Warrant Certificates (including, without limitation, the names and addresses of the persons in whose names the Individual Warrant Certificates are to be registered and the number of Warrants and Entitlement of each such person to be represented by such Individual Warrant Certificates). The number of Warrants and Entitlements represented by this Global Warrant Certificate shall be written down in accordance with paragraph 6 below by the number of the Warrants (and, as applicable, the Entitlements) represented by the Individual Warrant Certificates so issued.

5.3                         Such exchange shall be effected in accordance with the provisions of the Warrant Instrument, the Warrant Agency Agreement, and the regulations concerning the transfer and registration of Warrants scheduled thereto or contained therein and, in particular, shall be effected without charge to any Holder, but against such indemnity as the Administration Agent may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange.  In this paragraph 5, “business day” means a day on which commercial banks are open for business (including dealings in foreign currencies) in the city in which the Administration Agent has its Specified Office.

6.                                WRITING UP OR DOWN

On each occasion on which:

a)                                         additional Warrants (to be represented by this Global Warrant Certificate in accordance with Clause 2.1.1(d)(i) of the Warrant Instrument) are issued in accordance with Clause 2.1.1(c) of the Warrant Instrument;

b)                                         Individual Warrant Certificates are delivered in respect of any Warrants represented by this Global Warrant Certificate;

c)                                          Purchase Rights are exercised in respect of any Warrants represented by this Global Warrant Certificate in accordance with Clause 4 (Purchase Rights and Mechanics of Exercise) of the Warrant Instrument;

d)                                         Put Rights are exercised in respect of any Warrants represented by this Global Warrant Certificate in accordance with Clause 6 (Put and Other Rights) of the Warrant Instrument; or

e)                                          any other adjustment to the Warrants and/or Entitlements represented by this Global Warrant Certificate occurs in accordance with the terms of the Warrant Instrument, the Issuer shall procure that the changes to the number of Warrants and/or the Entitlements represented by this Global Warrant Certificate (and adjusted number of Warrants and/or the adjusted Entitlements represented by this Global Warrant Certificate) are noted by the Administration Agent in the First Schedule hereto, whereupon the number of Warrants and the Entitlements represented by this Global Warrant Certificate shall for all purposes be as most recently so noted.

7.                                WARRANT INSTRUMENT APPLIES

Save as otherwise provided herein and until this Global Warrant Certificate has been exchanged in full as provided herein or cancelled in accordance with the Warrant Instrument and/or the Warrant Agency Agreement, the Holder of this Global Warrant Certificate shall have the benefit of, and be subject to, the Warrant Instrument and, for the purposes of this Global Warrant Certificate, any reference in the Warrant Instrument to “Warrant Certificate” or “Warrant Certificates” shall, except where the context otherwise requires, be construed so as to include this Global Warrant Certificate.

8.                                NOTICES

Notwithstanding Clause 19 (Notices) of the Warrant Instrument, while Warrants are represented by this Global Warrant Certificate and this Global Warrant Certificate is deposited with a common depositary for Euroclear or Clearstream, Luxembourg any notice to Holders of Warrants represented by this Global Warrant Certificate may be given by delivery of the relevant notice to Euroclear or Clearstream, Luxembourg (as applicable) and, in any case, such notice shall be deemed to have been given to the Holders of Warrants represented by this Global Warrant Certificate in accordance with Clause 19 (Notices) of the Warrant Instrument on the date of delivery of such notice to Euroclear or Clearstream, Luxembourg (as applicable).

9.                                DETERMINATION OF ENTITLEMENT

This Global Warrant Certificate is evidence of Entitlement only and is not a document of title.  Entitlements are determined by the Register.

10.                         AUTHENTICATION

This Global Warrant Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of Deutsche Bank AG, Hong Kong Branch as Administration Agent.

11.                         GOVERNING LAW

This Global Warrant Certificate is governed by, and shall be construed in accordance with, Hong Kong law.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuer.

PREMIUM SINO FINANCE LIMITED

(Name of Authorized Signatory)

Name:

ISSUED on [    ] 20[  ]

AUTHENTICATED for and on behalf of

DEUTSCHE BANK AG, HONG KONG BRANCH

as Administration Agent

without recourse, warranty or liability

(Name of Authorized Signatory)

Name:

EACH WARRANT IS TRANSFERABLE PRIOR TO EXERCISE IN FULL OF SUCH WARRANT IN ACCORDANCE WITH THE PROVISIONS OF THE WARRANT INSTRUMENT.

THE WARRANTS HAVE THE BENEFIT OF CERTAIN SECURITY DESCRIBED IN THE SECURITY TRUST DEED, AND SUCH SECURITY IS SUBJECT TO THE TERMS OF THE SECURITY TRUST DEED.

THE WARRANTS (AND THE ENTITLEMENTS ATTRIBUTABLE TO SUCH WARRANTS) SHALL ONLY BECOME EFFECTIVE AND ENFORCEABLE IN ACCORDANCE WITH THEIR TERMS (BUT SHALL AUTOMATICALLY BECOME EFFECTIVE AND ENFORCEABLE IN ACCORDANCE WITH THEIR TERMS) UPON THE APPLICABLE UTILISATION DATE AS DESCRIBED IN CLAUSE 2.1.2 OF THE WARRANT INSTRUMENT.

FIRST SCHEDULE TO GLOBAL WARRANT CERTIFICATE
CHANGES TO ENTITLEMENTS

Date of change	Nature of change	Increase/ decrease in Entitlement represented by this Global Warrant Certificate	Total remaining Entitlement represented by this Global Warrant Certificate after the change	Increase/ decrease in number of Warrants represented by this Global Warrant Certificate	Total remaining number of Warrants represented by this Global Warrant Certificate after the change	Authorised signature

SECOND SCHEDULE TO GLOBAL WARRANT CERTIFICATE

FORM OF TRANSFER

FOR VALUE RECEIVED                                                                    , being the registered holder of this Global Warrant Certificate, hereby transfers to                                                                                                                                                                           of

                                                                                                                                                 in number of Warrants with an aggregate Entitlement of                                % and irrevocably requests and authorises Deutsche Bank AG, Hong Kong Branch, in its capacity as administration agent in relation to the Warrants (or any successor to Deutsche Bank AG, Hong Kong Branch, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

“Warrants” means the Warrants (as defined in the Warrant Instrument).

“Warrant Instrument” means the Instrument constituting Tranche [•] warrants to purchase shares in Sinotech Energy Limited dated [     ] entered into by, among others, Premium Sino Finance Limited, Sinotech Energy Limited, Superport Limited, International Petroleum Services Corporation Limited and Mr Liu Qingzeng (as amended or supplemented from time to time).

Dated:

(Name of Authorized Signatory)

Name:

Notes

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Warrant Certificate.

A representative of such registered holder should state the capacity in which he signs, e.g. executor.

The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Administration Agent may require.

ADMINISTRATION AGENT

Deutsche Bank AG, Hong Kong Branch

Cheung Kong Center
2 Queen’s Road Central
Hong Kong

CALCULATION AGENT

Deutsche Bank AG, Hong Kong Branch

Cheung Kong Center
2 Queen’s Road Central
Hong Kong

SCHEDULE 3
FORM OF INDIVIDUAL WARRANT CERTIFICATE

THIS WARRANT AND THE SHARES ACQUIRABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, THIS WARRANT MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCES. THIS WARRANT IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE WARRANT INSTRUMENT DATED AS OF [           ] AND THE WARRANT AGENCY AGREEMENT DATED AS OF [                       ], COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM THE ADMINISTRATION AGENT OR ANY SUCCESSOR THERETO.  BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT THE HOLDER IS A PERSON OUTSIDE THE UNITED STATES PURCHASING WARRANTS IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS WARRANT OR THE SHARES ACQUIRABLE UPON EXERCISE OF THIS WARRANT EXCEPT (A) TO PREMIUM SINO FINANCE LIMITED (THE “ISSUER”) OR ITS AFFILIATES; (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT; (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE); (E) PURSUANT TO ANY AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (PROVIDED THAT AS A CONDITION TO THE REGISTRATION OF TRANSFER OF ANY WARRANTS OTHERWISE THAN AS DESCRIBED HEREIN, THE ISSUER OR THE ADMINISTRATION AGENT MAY, IN CIRCUMSTANCES THAT ANY OF THEM DEEMS APPROPRIATE, REQUIRE EVIDENCE AS TO COMPLIANCE WITH ANY SUCH EXEMPTION); OR (F) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF THE REGULATION S UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS WARRANT IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

PREMIUM SINO FINANCE LIMITED

(Incorporated in the British Virgin Islands)

INDIVIDUAL WARRANT CERTIFICATE

Serial No: [ ]	Date of Issue: [ ]

1.                                 INTRODUCTION

This Individual Warrant Certificate is issued in respect of in aggregate [  ] Tranche B warrants which entitle the holder thereof to purchase such number of shares in the capital of Sinotech Energy Limited (the “Company”) representing in aggregate [ ]% of the Fully Diluted Share Capital (the “Warrants”) constituted and issued by Premium Sino Finance Limited (the “Issuer”).  The Warrants are constituted by the Instrument constituting Tranche [•] warrants to purchase shares in Sinotech Energy Limited dated [  ] (as amended or supplemented from time to time, the “Warrant Instrument”) by, among others, the Issuer, the Company, Superport Limited, International Petroleum Services Corporation Limited and Mr Liu Qingzeng and are the subject of a warrant agency agreement dated [   ] (as amended or supplemented from time to time, the “Warrant Agency Agreement”) and made between the Issuer, Deutsche Bank AG, Hong Kong Branch as administration agent (the “Administration Agent”, which expression includes any successor administration agent appointed from time to time in connection with the Warrants) and Deutsche Bank AG, Hong Kong Branch as calculation agent (the “Calculation Agent”, which expression includes any successor calculation agent appointed from time to time in connection with the Warrants).

2.                                 DEFINITIONS

Words and expressions defined in the Warrant Instrument shall have the same meanings when used in this Individual Warrant Certificate.

3.                                 REGISTERED HOLDER

This is to certify that:

[    ]

is the person registered in the warrant register maintained by the Administration Agent in relation to the Warrants (the “Register”) as the duly registered holder (the “Holder”) of:

[  ] ([  ]) WARRANTS

to purchase such number of Warrant Shares representing [ ]% of the Fully Diluted Share Capital as may be adjusted from time to time in accordance with the terms and conditions of the Warrant Instrument.

4.                                 WRITING UP OR DOWN

On each occasion on which:

a)                                         Purchase Rights are exercised in respect of any Warrants represented by this Individual Warrant Certificate in accordance with Clause 4 (Purchase Rights and Mechanics of Exercise) of the Warrant Instrument;

b)                                         Put Rights are exercised in respect of any Warrants represented by this Individual Warrant Certificate in accordance with Clause 6 (Put and Other Rights) of the Warrant Instrument; or

c)                                          any other adjustment to the number of Warrants and/or Entitlements represented by this Individual Warrant Certificate occurs in accordance with the terms of the Warrant Instrument, the Issuer shall procure that the changes to the number of Warrants and/or the Entitlements represented by this Individual Warrant Certificate (and the adjusted number of Warrants and/or the adjusted Entitlements represented by this Individual Warrant Certificate) are noted by the Administration Agent in the Register, whereupon the number of Warrants and the Entitlements represented by this Individual Warrant Certificate shall for all purposes be as most recently so noted.

5.                                 DETERMINATION OF ENTITLEMENT

This Individual Warrant Certificate is evidence of Entitlement only and is not a document of title.  Entitlements are determined by the Register.

6.                                 AUTHENTICATION

This Individual Warrant Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of Deutsche Bank AG, Hong Kong Branch as Administration Agent.

7.                                 GOVERNING LAW

This Individual Warrant Certificate is governed by, and shall be construed in accordance with, Hong Kong law.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuer.

PREMIUM SINO FINANCE LIMITED

(Name of Authorized Signatory)

Name:

ISSUED on [   ] 20[  ]

AUTHENTICATED for and on behalf of

DEUTSCHE BANK AG, HONG KONG BRANCH

as Administration Agent

without recourse, warranty or liability

(Name of Authorized Signatory)

Name:

EACH WARRANT IS TRANSFERABLE PRIOR TO EXERCISE IN FULL OF SUCH WARRANT IN ACCORDANCE WITH THE PROVISIONS OF THE WARRANT INSTRUMENT.

THE WARRANTS HAVE THE BENEFIT OF CERTAIN SECURITY DESCRIBED IN THE SECURITY TRUST DEED, AND SUCH SECURITY IS SUBJECT TO THE TERMS OF THE SECURITY TRUST DEED.

THE WARRANTS (AND THE ENTITLEMENTS ATTRIBUTABLE TO SUCH WARRANTS) SHALL ONLY BECOME EFFECTIVE AND ENFORCEABLE IN ACCORDANCE WITH THEIR TERMS (BUT SHALL AUTOMATICALLY BECOME EFFECTIVE AND ENFORCEABLE IN ACCORDANCE WITH THEIR TERMS) UPON THE APPLICABLE UTILISATION DATE AS DESCRIBED IN CLAUSE 2.1.2 OF THE WARRANT INSTRUMENT.

FIRST SCHEDULE TO INDIVIDUAL WARRANT CERTIFICATE
CHANGES TO ENTITLEMENTS

Date of change	Nature of change	Increase/ decrease in Entitlement represented by this Individual Warrant Certificate	Total remaining Entitlement represented by this Individual Warrant Certificate after the change	Increase/ decrease in number of Warrants represented by this Individual Warrant Certificate	Total remaining number of Warrants represented by this Individual Warrant Certificate after the change	Authorised signature

SECOND SCHEDULE TO INDIVIDUAL WARRANT CERTIFICATE

FORM OF TRANSFER

FOR VALUE RECEIVED                                                                   , being the registered holder of this Individual Warrant Certificate, hereby transfers to                                                                                                                                            of

                                                                                                                                        in number of Warrants with an aggregate Entitlement of                         % and irrevocably requests and authorises Deutsche Bank AG, Hong Kong Branch, in its capacity as administration agent in relation to the Warrants (or any successor to Deutsche Bank AG, Hong Kong Branch, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

“Warrants” means the Warrants (as defined in the Warrant Instrument).

“Warrant Instrument” means the Instrument constituting Tranche B warrants to purchase shares in Sinotech Energy Limited dated [     ] by, among others, Premium Sino Finance Limited, Sinotech Energy Limited, Superport Limited, International Petroleum Services Corporation Limited and Mr Liu Qingzeng (as amended or supplemented from time to time).

Dated:

(Name of Authorized Signatory)

Name:

Notes

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Warrant Certificate.

A representative of such registered holder should state the capacity in which he signs, e.g. executor.

The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Administration Agent may require.

ADMINISTRATION AGENT

Deutsche Bank AG, Hong Kong Branch

Cheung Kong Center
2 Queen’s Road Central
Hong Kong

CALCULATION AGENT

Deutsche Bank AG, Hong Kong Branch

Cheung Kong Center
2 Queen’s Road Central
Hong Kong

SCHEDULE 4
FORM OF EXERCISE NOTICE

To:	Premium Sino Finance Limited

[name of Administration Agent] as Administration Agent

Date:

[Note: Insert appropriate alternative for (i) upon a Qualifying IPO, (ii) after a Qualifying IPO, or (iii) Exit Event]

[Alternative A — Upon a Qualifying IPO][Subject to the occurrence of a Qualifying IPO, we hereby exercise the Purchase Rights in respect of [•] Warrants with an aggregate Entitlement of [•]%, being [all][part] of the Warrants represented by this Warrant Certificate, to purchase Warrant Shares on [•] (currently contemplated to be around [insert date]) and we undertake to pay the aggregate Purchase Price payable in respect of such Warrant Shares on [•], by cheque or otherwise.

[We hereby direct the Issuer to transfer the following Warrant Shares to the following proposed transferee(s):

[Warrant Shares relating to Entitlement in following percentage (expressed as a percentage of the Fully Diluted Share Capital)]	Name of proposed transferee	Address of proposed transferee

To the extent that the Warrant Shares have not been registered pursuant to the United States Securities Act of 1933, as amended (the “Securities Act”), we hereby certify that the beneficial owner of the Warrant(s) being exercised: a) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) and will not, except as permitted by Rule 144A under the Securities Act directly or indirectly transfer Warrant Shares in relation to the exercise of such Warrant(s) to any Person who is not a “qualified institutional buyer” or b) will not, except as is permitted by the “offshore transactions requirement” of Regulation S under the Securities Act, directly or indirectly offer, sell or deliver the Warrant Shares in the United States, or to a U.S. Person.

Share certificate(s) for such Warrant Shares together with any other documents required to be delivered under Clause 4.4 (Procedure for exercise) of the Warrant Instrument should be sent by registered post to [insert address], marked for the attention of [insert name].]

[Alternative B — After a Qualifying IPO][We hereby exercise the Purchase Rights in respect of [•] Warrants with an aggregate Entitlement of [•]%, being [all][part] of the Warrants represented by this Warrant Certificate, to purchase Warrant Shares on [insert date] and we undertake to pay the aggregate Purchase Price payable in respect of such Warrant Shares on such date, by cheque or otherwise.

[We hereby direct the Issuer to transfer the following Warrant Shares to the following proposed transferee(s):

[Warrant Shares relating to Entitlement in following percentage (expressed as a percentage of the Fully Diluted Share Capital)]	Name of proposed transferee	Address of proposed transferee

To the extent that the Warrant Shares have not been registered pursuant to the United States Securities Act of 1933, as amended (the “Securities Act”), we hereby certify that the beneficial owner of the Warrant(s) being exercised: a) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) and will not, except as permitted by Rule 144A under the Securities Act directly or indirectly transfer Warrant Shares in relation to the exercise of such Warrant(s) to any Person who is not a “qualified institutional buyer” or b) will not, except as is permitted by the “offshore transactions requirement” of Regulation S under the Securities Act, directly or indirectly offer, sell or deliver the Warrant Shares in the United States, or to a U.S. Person.

Share certificate(s) for such Warrant Shares together with any other documents required to be delivered under Clause 4.4 (Procedure for exercise) of the Warrant Instrument should be sent by registered post to [insert address], marked for the attention of [insert name].]

[Alternative C — Exit Event][Subject to the occurrence of an Exit Event, we hereby exercise the Purchase Rights in respect of [•] Warrants with an aggregate Entitlement of [•]%, being [all][part] of the Warrants represented by this Warrant Certificate, to purchase Warrant Shares and request the Issuer to pay the Cash Settlement Amount on the Exit Date (or within three Business Days from the date on which the Exit Price (relating to such exercise) is finally determined in accordance with the provisions of Clause 4.6 (Exit Price) of the Warrant Instrument) into the following account:

Details of Cash Settlement Account:

Name of Beneficiary:	[ ]

Name of Bank:	[ ]

Bank Account Number:	[ ]

Sort code:	[ ]]**

[end of alternatives]

Unless otherwise provided in the Warrant Instrument (including without limitation Clause 5.2 (Revocation) thereof), once given this Exercise Notice is irrevocable.

** Note that this alternative C applies only in the case of an Exit Event.

Defined terms used herein, unless otherwise defined herein, shall have the same meaning as those in the Instrument constituting Tranche B warrants to purchase shares in Sinotech Energy Limited dated [      ] (as amended and/or supplemented from time to time, “Warrant Instrument”) entered into by, inter alia, Premium Sino Finance Limited, Sinotech Energy Limited, Superport Limited, International Petroleum Services Corporation Limited and Mr Liu Qingzeng.

SIGNED by

for and on behalf of

[Name of Warrant Holder]

SCHEDULE 5
REGISTER, TRANSFERS AND NOTICES

The provisions of this Schedule 5 are subject to the provisions of the Warrant Agency Agreement.  In the event of any inconsistency between the provisions of this Schedule 5 and the provisions of the Warrant Agency Agreement, the provisions of the Warrant Agency Agreement shall prevail.

1.                                 REGISTER

1.1                           The Issuer shall appoint the Administration Agent to keep the Register on behalf of the Issuer and shall ensure that the Administration Agent complies with, and carries out its duties according to, the provisions set out in this Schedule 5.

1.2                           The Administration Agent shall promptly enter in the Register:

1.2.1                            the name and address of each Warrant Holder for the time being;

1.2.2                            the number of Warrants held by each Warrant Holder, the Entitlement in respect of such Warrants and the number of Warrant Shares for which each Warrant Holder is entitled to purchase pursuant to such Warrants as adjusted in accordance with this Instrument from time to time;

1.2.3                            the date on which the name of each Warrant Holder is entered in the Register in respect of the Warrants registered in its name;

1.2.4                            the date on which all or any part of the Purchase Rights or the Put Rights in respect of the Warrants held by each Warrant Holder are exercised, or all or any part of the Warrants are transferred or cancelled; and

1.2.5                            an annotation in respect of any Encumbrance created over any of the Warrants and the Person in whose favour the Encumbrance is created as notified by the relevant Warrant Holder.

1.3                           Any change in the name or address of any Warrant Holder shall be notified to the Administration Agent and the Issuer by the Warrant Holder as soon as reasonably practicable following such change, following which the Administration Agent shall promptly update the Register accordingly.  Each Warrant Holder or any Person authorised by a Warrant Holder shall be entitled at all reasonable times during office hours upon one Business Day’s notice to inspect the Register and to take copies of or extracts from it.  A Warrant Holder shall be entitled to receive a certified true copy of the Register certified by an officer of the Issuer free of charge within five Business Days upon a written request of a Warrant Holder.

1.4                           The Administration Agent and the Issuer shall be entitled to treat the Person whose name is shown in the Register as a Warrant Holder as the absolute owner of a Warrant and, accordingly, shall not be bound (except as ordered by a court of competent jurisdiction or as required by law) to recognise any equitable or other claim to, or interest in, such Warrant (save for any interest or claim in respect of any Encumbrance of which the Register contains an annotation as described in paragraph 1.2.5 of this Schedule) on the part of any other Person whether or not it has express or other notice of such claim or interest.

1.5                           Every Warrant Holder shall be recognised by the Administration Agent and the Issuer as entitled to its Warrants free from any equity, set-off or cross-claim on the part of the Issuer against the original or any intermediate holder of such Warrants.

2.                                 TRANSFERS

2.1                           Every transfer of Warrants (in whole or in part) shall be made by an instrument of transfer in the form set out in the Second Schedule to the applicable Warrant Certificate (in respect of such Warrants). Any one Warrant may only be transferred in whole and not in part.

2.2                           The instrument of transfer of a Warrant shall be signed by or on behalf of the transferor.  The transferor shall be deemed to remain the holder of the applicable Warrant until the name of the transferee is entered in the Register in respect of that Warrant.

2.3                           The Issuer and the Administration Agent may decline to recognise any transfer of a Warrant unless the relevant instrument of transfer is delivered to the Administration Agent and copied to the Issuer accompanied by the Warrant Certificate to which it relates (or an indemnity in respect thereof) and such other evidence as the Administration Agent may reasonably require to show the right of the transferor to make the transfer.  The Administration Agent may waive production of any Warrant Certificate upon production of satisfactory evidence of the loss or destruction of such instrument together with such indemnity as it may reasonably require.  Subject to the foregoing provisions of this paragraph and paragraph 2.4 below, the Issuer may not decline to recognise any instrument of transfer and must (or ensure that the Administration Agent) register the transfer of the Warrant(s) in accordance with this Schedule 5.

2.4                           The Administration Agent shall not register any transfer of a Warrant in respect of which an annotation has been entered in the Register showing that an Encumbrance has been created in respect of such Warrant, except where such transfer is in favour of the beneficiary of such Encumbrance as shown in such annotation or to such other Person as shall be directed in writing by such beneficiary.

2.5                           Any transfer of a Warrant which complies with this paragraph 2 shall be recorded in the Register within five Business Days following receipt by the Administration Agent of the relevant instrument of transfer.

2.6                           The Issuer shall not be entitled to charge any fee for the registration of a transfer of a Warrant or for registering an annotation of Encumbrance in respect of any Warrant.

2.7                           The registration of a transfer shall be conclusive evidence of the approval by the board of the directors of the Issuer of the transfer.

3.                                 NOTICES

3.1                           Each Warrant Holder shall register with the Administration Agent an address (“Notice Address”) and facsimile number to which notices can be sent and if any Warrant Holder fails so to do, notice may be given to that Warrant Holder by sending the same by any of the methods referred to in paragraph 3.2 of this Schedule to its registered address.

3.2                           Notices and other communications to Warrant Holders, the Administration Agent, the Calculation Agent, the Issuer, the Company, any other Warrant Guarantor or the Founder shall be in writing and shall be delivered either personally, sent by courier or by facsimile.  Any notice or other communication to be given by the Issuer, the Company, any other Warrant Guarantor, the Founder or the Calculation Agent to any Warrant Holder shall be sent through the Administration Agent.  Any notice or other communication to be given by any Warrant Holder to the Issuer, the Company, any other Warrant Guarantor, the Founder or the Calculation Agent shall be sent through the Administration Agent.

3.3                           A notice or other communication given pursuant to the provisions of paragraph 3.2 of this Schedule shall be deemed to have been served:

3.3.1                            at the time of delivery (or where such time is outside the normal business hours of the recipient, on the opening of the next following Business Day), if delivered personally;

3.3.2                            three Business Days after posting it if sent by courier;

in each case:

(a)                     to a Warrant Holder, at its Notice Address (if there is none, its registered address); or

(b)                    to the Issuer, at:

Premium Sino Finance Limited
Address:

Telephone:       +86 22 6635 1185

Fax:                  +86 22 6635 1181

Attention:         Mr Liu Qingzeng; or

(c)                     to the Company, at:

Sinotech Energy Limited

Address:            3/F, No. 19 Ronghua South Road, Beijing
Economic-Technological Development Area, Beijing
100176, People’s Republic of China

Telephone:        +86 10 8712 5555

Fax:                   +86 10 8712 5500

Attention:          Chief Executive Officer

(d)                    to Holdco, at:

Superport Limited
Address:

Telephone:        +86 22 6635 1185

Fax:                   +86 22 6635 1181

Attention:          Mr Liu Qingzeng; or

(e)                     to Parentco, at:

International Petroleum Services Corporation Limited

Address:

Telephone:         +86-10-8712-5567

Fax:                    +86-10-8712-5500

Attention:           Mr Liu Qingzeng

(f)                       to the Founder, at:

Mr Liu Qingzeng
Address:

Telephone:         +86 22 6635 1185

Fax:                    +86 22 6635 1181

Attention:           Mr Liu Qingzeng; or

(g)                    to the Administration Agent, at:

Address:             Deutsche Bank AG, Hong Kong Branch, Cheung Kong
Center, 2 Queen’s Road Central, Hong Kong

Fax:                   +852 2203 7320 / 7323

Attention:          Trust and Securities Services; or

(h)                    to the Calculation Agent, at

Address:             55th Floor, Cheung Kong Center, Queen’s Road Central,
Hong Kong

Telephone:        +852 2203 8787

Fax:                   +852 2203 7266

Attention:          Rowena Yue, Kari Cheng and Shu Duan,

or (in each case) to such other address as such other address as the applicable addressee of such notice or communication shall have notified to the sender of such notice or communication with not less than 5 Business Days’ notice; or

3.3.3                            when the sender’s facsimile machine receives a confirmation of transmission report (or where such time is outside the normal business hours of the applicable addressee, on the opening of the next following Business Day) if delivered by facsimile.

3.4                           Any Person who, whether by operation of law, transfer or other means whatsoever, becomes entitled to any Warrant shall be bound by every notice properly given to the Person from whom it derives its title to such Warrant.

3.5                           When a given number of days’ notice is required to be given, the day of service shall be included but the day upon which such notice will expire shall not be included in calculating the number of days.

SCHEDULE 6
PUT EXERCISE NOTICE

To:	Premium Sino Finance Limited

[name of Administration Agent] as Administration Agent

Date:

Instrument constituting Tranche [•] warrants to purchase shares in Superport Limited dated [        ] (as amended and/or supplemented from time to time, the “Warrant Instrument”) entered into by, among others, Premium Sino Finance Limited, Superport Limited, International Petroleum Services Corporation Limited and Mr Liu Qingzeng

[Subject to the occurrence of the No IPO Put Event,]*[We note that an Acceleration Put Event has occurred and]** we hereby request the Issuer to purchase [all of the Warrants][[•] Warrants with an aggregate Entitlement of [•]%] of which we are the Warrant Holder upon the terms set out in the Warrant Instrument.  Unless otherwise provided in the Warrant Instrument, once given this Put Option Notice is irrevocable [(subject to the occurrence of the No IPO Put Event)]***.

Please pay the Put Payment into the following account:

Details of Put Payment Account:

Name of Beneficiary:	[ ]

Name of Bank:	[ ]

Bank Account Number:	[ ]

Sort code:	[ ]

Defined terms used herein, unless otherwise defined herein, shall have the same meaning as those in the Warrant Instrument.

SIGNED by

for and on behalf of

[Name of Warrant Holder]

* Insert in the case of exercise of any Put Right in respect of the No IPO Put Event.

** Insert in the case of exercise of any Put Right in respect of any Acceleration Put Event.

*** Insert in the case of exercise of any Put Right in respect of the No IPO Put Event.

SCHEDULE 7
PUT PAYMENT

The amount of the “Put Payment” payable to a Warrant Holder upon the exercise by such Warrant Holder of the Put Rights in respect of any of the Warrants under Clause 6.3 (Purchase of Warrants) of this Instrument in respect of a Put Event shall be determined in accordance with the following formula:

US$8.905 per Warrant

SCHEDULE 8
REGISTRATION RIGHTS

1                                         DEMAND REGISTRATION

1.1                                 Request for Registration. At any time and from time to time on or after twelve months after a Qualifying IPO in the United States, the holders of Transaction Registrable Securities may make a written demand for registration under the Securities Act of all or part of their Transaction Registrable Securities (a “Demand Registration”). Any demand for a Demand Registration shall specify the number and type of Transaction Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all holders of Transaction Registrable Securities of the demand within ten (10) days from the receipt of the Demand Registration, and each holder of Registrable Securities who wishes to include all or a portion of such holder’s Transaction Registrable Securities in the Demand Registration (each such holder wishing to include any Transaction Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company within fifteen (15) days after the receipt by the holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Transaction Registrable Securities included in the Demand Registration, subject to Section 1.4.  “Transaction Demanding Holders” means Demanding Holders and all other holder(s) of Transaction Registrable Securities wishing to include any Transaction Registrable Securities in such registration.

1.2                                 Effective Registration. A registration will not count as a Demand Registration until a registration statement filed with the United States Securities and Exchange Commission (the “Commission”) with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement or otherwise with respect thereto; provided, however, if, after such registration statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the registration statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Transaction Demanding Holders thereafter elect to continue the offering; provided, further, the Company shall not be obligated to file a second registration statement until a registration statement that has been filed is counted as a Demand Registration or is terminated.

1.3                                 Underwritten Offering. If a majority-in-interest of the Transaction Demanding Holders so elect and such holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Transaction Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder to include its Transaction Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Transaction Registrable Securities in the underwriting to the extent provided herein. All Transaction Demanding Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with theunderwriter or underwriters selected for such underwriting by a majority-in-interest of the Transaction Demanding Holders initiating the Demand Registration.

1.4                                 Reduction of Offering. If the managing underwriter or underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that the dollar amount or number of shares of Transaction Registrable Securities which the Transaction Demanding Holders desire to sell, taken together with all other shares of common stock or other securities which the Company desires to sell and the shares of common stock, if any, as to which registration has been requested pursuant to written contractual piggyback registration rights held by other shareholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in such registration: (i) first, the Transaction Registrable Securities as to which Demand Registration has been requested by the Transaction Demanding Holders (pro rata in accordance with the number of shares of Registrable Securities which such Transaction Demanding Holders have requested be included in such registration, regardless of the number of shares of Transaction Registrable Securities held by each Transaction Demanding Holder) that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of common stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of common stock (and any other applicable securities) of the Company that the Company is obligated to register pursuant to Other Warrant Instruments and that can be sold without exceeding the Maximum Number of Shares; (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of common stock for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Shares; and (v) fifth, to the extent that the Maximum Number of Shares have not been reached under the foregoing clauses (i), (ii), (iii) and (iv), the shares of common stock that other shareholders desire to sell that can be sold without exceeding the Maximum Number of Shares.

1.5                                 Withdrawal. If a majority-in-interest of the Transaction Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Transaction Registrable Securities in any offering, such majority-in-interest of the Transaction Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the underwriter or underwriters of their request to withdraw prior to the effectiveness of the registration statement filed with the Commission with respect to such Demand Registration.  In such event, the Company need not seek effectiveness of such registration statement for the benefit of other investors.  If the majority-in-interest of the Transaction Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then such registration shall not count as a Demand Registration provided for in Section 1.1, provided that the majority-in-interest of the Transaction Demanding Holders electing to so withdraw from the offering pays all costs and expenses incurred by the Company in connection with such withdrawn Demand Registration.  If the majority-in-interest of the Transaction Demanding Holders does not pay all costs and expenses incurred by the Company in connection with such withdrawn Demand Registration, then it shall count as a Demand Registration provided for in Section 1.1.

1.6                                 Permitted Delays. The Company shall be entitled to postpone, for up to sixty (60) days, the filing of any registration statement under this Section 1 if (a) at any time prior to the filing of such registration statement the Company’s Board of Directors determines, in its good faith business judgment, that such registration and offering would materially and adversely affect any financing, acquisition, corporate reorganization, or other material transaction involving the Company, and (b) the Company delivers to the Transaction Demanding Holders written notice thereof within five (5) business days of the date of receipt of such request for Demand Registration.

2.                                      PIGGYBACK REGISTRATION

2.1                                 Piggyback Rights. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, including a Qualifying IPO in the United States, by the Company for its own account or for shareholders of the Company for their account (or by the Company and by shareholders of the Company), other than a registration statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall (x) give written notice of such proposed filing to the holders of Transaction Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) offer to the holders of Transaction Registrable Securities in such notice the opportunity to register the sale of such number of shares of Transaction Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggyback Registration”). The Company shall cause such Transaction Registrable Securities to be included in such registration and shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Transaction Registrable Securities requested to be included in a Piggyback Registration to be included on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Transaction Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Transaction Registrable Securities proposing to distribute their securities through a Piggyback Registration that involves an underwriter or underwriters shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such Piggyback Registration. Notwithstanding Section 2.2 below, no less than 25% of the aggregate amount of any equity securities to be registered in connection with any proposed offering by the Company shall be reserved for the registration of the Transaction Registrable Securities.

2.2                                 Reduction of Offering. If the managing underwriter or underwriters for a Piggyback Registration that is to be an underwritten offering advises the Company and the holders of Transaction Registrable Securities in writing that the dollar amount or number of shares of common stock which the Company desires to sell, taken together with shares of common stock, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the holders of Transaction Registrable Securities, the Transaction Registrable Securities as to which registration has been requested under this provision (and/or the equivalent provisions of the other Transaction Warrant Instruments), and the shares of common stock, if any, as to which registration has been requested pursuant to the written contractual piggyback registration rights of other shareholders of the Company, exceeds the Maximum Number of Shares, then the Company shall include in any such registration:

(i)                                     If the registration is undertaken for the Company’s account: (A) first, the shares of common stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of common stock or other securities, if any, including the Transaction Registrable Securities as to which registration has been requested pursuant to the applicable written contractual piggyback registration rights of such security holders (pro rata in accordance with the number of shares of common stock which each such person has actually requested to be included in such registration, regardless of the number of shares of common stock with respect to which such persons have the right to request such inclusion) that can be sold without exceeding the Maximum Number of Shares; and (C) third, to the extent that the Maximum Number of shares has not been reached under the foregoing clauses (A) and (B), the shares of common stock (and any other applicable securities) of the Company that the Company is obligated to register pursuant to Other Warrant Instruments (pro rata in accordance with the number of shares of common stock which have actually been requested to be included in such registration, regardless of the number of shares of common stock with respect to which such requesting persons have the right to request such inclusion) that can be sold without exceeding the Maximum Number of Shares; (D) fourth, to the extent that the Maximum Number of shares has not been reached under the foregoing clauses (A), (B), and (C), the shares of common stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual piggyback registration rights with such persons (pro rata in accordance with the number of shares of common stock which each such person has actually requested to be included in such registration, regardless of the number of shares of common stock with respect to which such persons have the right to request such inclusion) that can be sold without exceeding the Maximum Number of Shares; and

(ii)                             If the registration is a “demand” registration undertaken at the demand of persons other than the holders of Transaction Registrable Securities or pursuant to contractual arrangements with such persons, (A) first, the shares of common stock for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of common stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the Transaction Registrable Securities as to which registration has been requested under this provision (and/or the equivalent provisions of other Transaction Warrant Instruments) (pro rata in accordance with the number of shares of Transaction Registrable Securities held by each such holder); and (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the shares of common stock (and any other applicable securities) of the Company that the Company is obligated to register, if any, as to which registration has been requested pursuant to Other Warrant Instruments and that can be sold without exceeding the Maximum Number of Shares; and (E) fifth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B), (C) and (D), the shares of common stock or other securities for the account of other persons that the Company is obligated to register, if any, as to which registration has been requested pursuant to written contractual arrangements with such persons that can be sold without exceeding the Maximum Number of Shares.

2.3                                 Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggyback Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the registration statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may also elect to withdraw a registration statement at any time prior to the effectiveness of the registration statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggyback Registration.

2.4                                 Permitted Delays. The Company shall be entitled to postpone, for up to sixty (60) days, the filing of any registration statement under this Section 2, if (a) at any time prior to the filing of such registration statement the Company’s Board of Directors determines, in its good faith business judgment, that such registration and offering would materially and adversely affect any financing, acquisition, corporate reorganization, or other material transaction involving the Company, and (b) the Company delivers to the holder of the Transaction Registrable Securities requesting a Piggyback Registration, written notice thereof within five (5) business days of the date of receipt of such request for Piggyback Registration.

3.                                      REGISTRATION EXPENSES

The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Schedule 8 and shall reimburse the Transaction Demanding Holders for the reasonable fees, expenses and disbursements of the legal counsel.  Such fees and expenses shall include, without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing of prospectuses and certificates for Warrant Shares to be issued upon exercise of the Warrants; (iv) all fees and disbursements of counsel to the Company; (v) all application and filing fees in connection with listing the Warrant Shares on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company.  The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

4.                                INDEMNIFICATION

4.1                                 The Company shall defend, protect, indemnify and hold harmless each Holder of Transaction Registrable Securities covered by any registration statement, its directors, officers, partners, members, direct or indirect investors, employees and each person, if any, who controls any such Holder within the meaning of either the Securities Act or otherwise, and any of the foregoing persons’ agents or other representatives (collectively referred to as the “Indemnified Holder Parties”) from and against any and all losses, claims, damages, actions, causes of action, suits, costs, penalties, fees, liabilities, joint or several, and expenses in connection thereof, and including reasonable attorneys’ fees and disbursements (collectively, the “Liabilities”) to which any of them may become subject, under the Securities Act or otherwise, insofar as such Liabilities arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement, or in any prospectus, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of any prospectus, in the light of the circumstances under which they were made) not misleading, and will reimburse each such party for any legal or other expenses reasonably incurred by such party in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to any Indemnified Holder Party to the extent that any Liabilities arise out of or are based upon Holder Information (as defined below) provided by or on behalf of such Indemnified Holder Party.  This indemnity agreement will be in addition to any liability that the Company may otherwise have.

4.2                                 Each Holder, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of either the Securities Act or otherwise (collectively, the “Indemnified Company Parties”), to the same extent as the foregoing indemnity from the Company to the Indemnified Holder Parties and shall reimburse each such

Indemnified Company Party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any Liabilities, but only with reference to Liabilities that arise out of or are based upon a statement or an omission or an alleged omission in reliance upon or in conformity with Holder Information supplied by such Holder.  In no event shall any Holder be liable or responsible for any amount in excess of the net proceeds to such Holder as a result of the sale of any securities pursuant to such registration statement by reason of such untrue or alleged untrue statement or omission or alleged omission.  This indemnity agreement will be in addition to any liability that such Holder may otherwise have.

5.                                RULES 144 AND 144A

The Company covenants that, if at any time during which any Transaction Registrable Securities that are represented by certificates that bear a restricted legend remain outstanding it is subject to an obligation to file reports with the SEC pursuant to Section 13(a) and 15(d) of the Exchange Act, it shall use its reasonable best efforts to file such reports in a timely manner.  If at any time during which any such “restricted securities” remain outstanding the Company is not required to file such reports, it will, upon request of any Holder, take such actions as may be required from time to time to permit sales pursuant to (i) Rule 144A, or (ii) any similar rules or regulations adopted by the SEC after the date of this Agreement.  The Company further covenants that, for as long as any restricted securities remain outstanding, it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell such restricted securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144, (ii) Rule 144A, or (iii) any similar rules or regulations adopted by the SEC after the date of this Agreement.  Upon the written request of any holder of restricted securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

For purposes of this provision, “Registrable Securities” shall mean the Warrant Shares owned or held by investors prior to the Qualifying IPO in the United States, or the Warrant Shares acquired pursuant to the exercise of Warrants owned or held by investors prior to the Qualifying IPO in the United States, provided such shares are eligible for registration under the Securities Act (for the avoidance of doubt, the holders of Warrants the exercise of which will result in the investors owning Warrant Shares shall be deemed to be the holders of Registrable Securities for the purposes of this Schedule 8).  Registrable Securities include any warrants, shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of such shares of common stock. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such registration statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; or (c) such securities shall have ceased to be outstanding.

For purposes of this provision, “Transaction Registrable Securities” shall mean the Transaction Warrant Shares owned or held by investors prior to the Qualifying IPO in the United States, or the Transaction Warrant Shares acquired pursuant to the exercise of Transaction Warrants owned or held by investors prior to the Qualifying IPO in the United States, provided such shares are eligible for registration under the Securities Act (for the avoidance of doubt, the holders of Transaction Warrants the exercise of which will result in the investors owning Transaction Warrant Shares shall be deemed to be the holders of Transaction Registrable Securities for the purposes of this Schedule 8).  Transaction Registrable Securities include any warrants, shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of such shares of common stock. As to any particular Transaction Registrable Securities, such securities shall cease to be Transaction Registrable Securities when: (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such registration statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; or (c) such securities shall have ceased to be outstanding.

For purposes of this provision, “Holder Information” with respect to any Holder shall mean information with respect to such Holder required to be included in any registration statement or the related prospectus pursuant to the Securities Act and which information is included therein in reliance upon and in conformity with information furnished to the Company in writing by such Holder specifically for inclusion therein.

SCHEDULE 9
FORM OF ACCESSION UNDERTAKING

To:                              [name of Administration Agent] as Administration Agent

Each other party to the Warrant Instrument (as defined below)

Each Warrant Holder

From:                 [proposed Additional Warrant Guarantor] (“Proposed Additional Warrant Guarantor”); and

Premium Sino Finance Limited as Issuer

Date:                    [             ]

Instrument constituting Tranche B warrants to purchase shares in Superport Limited dated [      ] (as amended and/or supplemented from time to time, the “Warrant Instrument”) entered into by, among others, Premium Sino Finance Limited, Superport Limited, International Petroleum Services Corporation Limited and Mr Liu Qingzeng

1.                                 Terms and expressions defined in or construed for the purposes of the Warrant Instrument shall have the same meaning herein.  This is an Accession Undertaking.

2.                                 The Proposed Additional Warrant Guarantor agrees to become party to the Warrant Instrument as an “Additional Warrant Guarantor” and to be bound by the terms of the Warrant Instrument as an Additional Warrant Guarantor pursuant to Clause 14.9.3 of the Warrant Instrument.

3.                                 The Proposed Additional Warrant Guarantor is a company duly incorporated under the laws of [name of relevant jurisdiction] [with registered number [          ]].

4.                                 Each of the Issuer and the Proposed Additional Warrant Guarantor makes the representations and warranties set out in Clause 13 (Warranties and Undertakings) of the Warrant Instrument.

5.                                 This Accession Undertaking is governed by and shall be construed in accordance with Hong Kong law.  Clauses 22.2 (Jurisdiction) and 22.3 (Service of proceedings) of the Warrant Instrument shall apply to this Accession Undertaking mutatis mutandis as if any reference therein to the Warrant Instrument included a reference to this Accession Undertaking and as if the Proposed Additional Warrant Guarantor were a Warrant Guarantor.

6.                                 This Accession Undertaking may be executed in any number of counterparts and this has the same effect as if the execution on such counterparts were on a single copy of this Accession Undertaking.

This Accession Undertaking is duly executed and delivered as a deed by the Issuer and the Proposed Additional Guarantor on the date above written, and shall take effect as a deed poll.

THE COMMON SEAL OF
PREMIUM SINO FINANCE LIMITED
was hereto affixed
in the presence of:

(Name of witness)

Name:

[THE COMMON SEAL OF
[name of Proposed Additional Warrant
Guarantor]
was hereto affixed
in the presence of:

(Name of witness)

Name:

[SIGNED, SEALED AND DELIVERED AS A DEED by
[name of Proposed Additional Warrant
Guarantor]
in the presence of:

(Name of witness)

Name:

SCHEDULE 10
FORM OF DESIGNATION NOTICE

To:                              [name of Administration Agent] as Administration Agent

Premium Sino Finance Limited as Issuer

From:                  [Deutsche Bank AG, Hong Kong Branch] as Arranger

Date:                    [             ]

Instrument constituting Tranche B warrants to purchase shares in Superport Limited dated [      ] (as amended and/or supplemented from time to time, the “Warrant Instrument”) entered into by, among others, Premium Sino Finance Limited, Superport Limited, International Petroleum Services Corporation Limited and Mr Liu Qingzeng

1.                                 Terms and expressions defined in or construed for the purposes of the Warrant Instrument shall have the same meaning herein.  This is a Designation Notice.  This Designation Notice relates to the Relevant Tranche (as defined below).

2.                                 The Arranger hereby gives notice to the Issuer and the Administration Agent pursuant to Clause 2.1.1(c) of the Warrant Instrument that Warrants (“Additional Warrants”) shall be issued under Clause 2.1.1(c) of the Warrant Instrument on the Utilisation Date for the Loan under Tranche [      ]* (“Relevant Tranche”) for the benefit of each of the following Persons (“Additional Beneficial Holders”), in such number and with such Entitlement as set out beside such Person’s name in the table below (in addition to any other Warrants which such Person may otherwise already hold):

Name of Additional Beneficial Holder	Notice Address	Number of Warrants	Entitlement
[•]	Address: [•]	[•]	[•] per cent.
Fax: [•]
Attention: [•]

[•]	Address: [•]	[•]	[•] per cent.
Fax: [•]
Attention: [•]

* Insert applicable Tranche number e.g. Tranche Two, Tranche Three etc.

[•]	Address: [•]	[•]	[•] per cent.
Fax: [•]
Attention: [•]

[•]	Address: [•]	[•]	[•] per cent.
Fax: [•]
Attention: [•]

[•]	Address: [•]	[•]	[•] per cent.
Fax: [•]
Attention: [•]
Total:			[•] per cent.

3.                                 In the event that (upon issuance of the Additional Warrants) such Additional Warrants are represented by Individual Warrant Certificates, each Additional Beneficial Holder agrees to be bound by the terms of the Warrant Instrument as a Warrant Holder (with effect from the time when such Additional Beneficial Holder is registered in the Register as the Warrant Holder in respect of such Additional Warrants).

4.                                 This Designation Notice may be executed in any number of counterparts and this has the same effect as if the execution on such counterparts were on a single copy of this Designation Notice.

5.                                 This Designation Notice is governed by and shall be construed in accordance with Hong Kong law. Clauses 22.2 (Jurisdiction) and 22.3 (Service of proceedings) of the Warrant Instrument shall apply to this Designation Notice mutatis mutandis as if any reference therein to the Warrant Instrument included a reference to this Designation Notice.

This Designation Notice is duly executed and delivered as a deed poll by the Arranger and duly signed by each Additional Beneficial Holder on the date above written.

[SIGNED, SEALED AND DELIVERED AS A DEED by
DEUTSCHE BANK AG, HONG KONG
BRANCH
in the presence of:

(Name of witness)

Name:

[SIGNED for and on behalf of
[name of applicable Additional Beneficial
Holder]

[SIGNED for and on behalf of
[name of applicable Additional Beneficial
Holder]